                                                                    Exhibit 10.9

                             LEASE AGREEMENT BETWEEN

                           W9/TIB III REALTY, L.L.C.,

                                AS LANDLORD, AND

                                 AIRVANA, INC.,

                                    AS TENANT

                              DATED OCTOBER 4, 2004

                    19 ALPHA ROAD, CHELMSFORD, MASSACHUSETTS

                             BASIC LEASE INFORMATION

Lease Date:                   October 4, 2004

Landlord:                     W9/TIB III REALTY, L.L.C., a Delaware limited
                              liability company

Tenant:                       AIRVANA, INC., a Delaware corporation

Premises:                     The Land (as hereinafter defined) located at 19
                              Alpha Road, Chelmsford, Massachusetts together
                              with all improvements located thereon including
                              the building thereon containing approximately
                              63,220 rentable square feet (the "BUILDING", and
                              collectively, the "PREMISES"), as shown on the
                              site plan attached hereto as Exhibit A. The land
                              on which the Building is located (the "LAND") is
                              described on Exhibit B and includes certain
                              parking areas, roadways and driveways. The term
                              "PROJECT" shall collectively refer to the
                              Building, the Land and the driveways, parking
                              facilities, loading dock areas, roadways, any rail
                              tracks associated with the Building and similar
                              improvements and easements associated with the
                              foregoing or the operation thereof.

Term: Approximately eighty-four (84) months, commencing on the Commencement Date and ending at 11:59 p.m.
                              local time on the last day of the 84th full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease.

Commencement Date:            The earlier of (a) the date on which Tenant
                              occupies any portion of the Premises and begins
                              conducting business therein, provided that the
                              term "conducting business" shall not include the
                              completion of the Work, or (b) subject to the
                              provisions of Section 28(g) below, two hundred
                              (200) days after the Lease Date. Subject to the
                              provisions of Section 28(g) below, Tenant shall
                              have access to the Premises upon full execution of
                              the Lease for performance of the Work and
                              installation of communications equipment and
                              furniture and other fit-up components, business
                              fixtures and equipment. During the period between
                              the date on which Tenant takes possession of the
                              Premises for such purposes and the Commencement
                              Date, Tenant shall be subject to all the
                              provisions of this Lease except payment of Basic
                              Rent and Additional Rent (defined below).

Basic Rent                    Basic Rent shall be the following amounts for the
                              following periods of time:

                               LEASE    ANNUAL BASIC     MONTHLY
                               MONTH      RENT RATE    BASIC RATE
                              -------   ------------   ----------
                              1 - 36    $568,980.00    $47,415.00

                              37 - 60   $600,590.00    $50,049.17

                              61 - 84   $616,395.00    $51,366.25

                              As used herein, the term "LEASE MONTH" means each calendar month during the Term (and if the Commencement Date does not occur on the first day of a calendar month, the period from the Commencement Date to the first day of the next calendar month shall be included in the first
                              Lease Month for purposes of determining the duration of the Term and the monthly Basic Rent rate applicable for such partial month).

Additional Rent:              Tenant's Proportionate Share of Operating Costs,
                              Taxes and Insurance Costs.

Letter of Credit:             $142,245.00

Rent: Basic Rent, Additional Rent, and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

Permitted Use:                Office, research and development laboratory and
                              light assembly.

Tenant's Proportionate        100%, which is the percentage obtained by dividing
Share:                        (a) the number of rentable square feet in the
                              Premises as stated above by (b) the 63,220
                              rentable square feet in the Building. Landlord and
                              Tenant stipulate that the number of rentable
                              square feet in the Premises and in the Building
                              set forth above is conclusive and shall be binding
                              upon them.

Initial Liability Insurance   $3,000,000
Amount

Tenant's Address              Prior to Commencement Date:          Following Commencement Date:

                              Airvana, Inc.                        Airvana, Inc.
                              25 Industrial Avenue                 19 Alpha Road
                              Chelmsford, MA 01824                 Chelmsford, MA 01824
                              Attention: Chief Financial Officer   Attention: Chief Financial Officer
                              Telephone: 978-250-3000              Telephone: ___-___-____
                              Telecopy: 978-250-3910               Telecopy: ___-___-____

                              With a copy to:

                              Wilmer Cutler Pickering
                              Hale and Dorr LLP
                              60 State Street
                              Boston, MA 02109
                              Attention: Paul Jakubowski, Esq.
                              Telephone: 617-526-6193
                              Telecopy: 617-526-5000

Landlord's Address:                                                With a copy to:

                              W9/TIB III Realty, L.L.C.            W9/TIB III Realty, L.L.C.
                              c/o Grubb & Ellis Management         c/o Archon Group, L.P.
                              Services, Inc.                       600 East Las Colinas Blvd., Suite 400
                              267 Boston Road, Suite 6             Irving, Texas 75039
                              Billerica, MA 01862                  Attention: General Counsel -
                              Attention: Property Manager          19 Alpha Road,
                              Telephone: 978-439-8000              Chelmsford, MA
                              Telecopy: 978-439-8080               Telephone: 972-368-2200
                                                                   Telecopy: 972-368-3199

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:                               W9/TIB III REALTY, L.L.C.,
                                        a Delaware limited liability company


                                        By: /s/ David Paul
                                            ------------------------------------
                                        Name: David Paul
                                        Title: VP


TENANT:                                 AIRVANA, INC., a Delaware corporation


                                        By: /s/ David P. Gamache
                                            ------------------------------------
                                        Name: David P. Gamche
                                        Title: CFO

                                TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------
1.    Definitions and Basic Provisions...............................       1
2.    Lease Grant....................................................       1
3.    Tender of Possession...........................................       1
4.    Rent...........................................................       1
      (a)    Payment.................................................       1
      (b)    Operating Costs; Taxes..................................       1
      (c)    Tenant Inspection Right.................................       4
      (d)    Cash Inducement.........................................       5
5.    Delinquent Payment; Handling Charges...........................       5
6.    Intentionally omitted..........................................       5
7.    Landlord's Maintenance Obligations.............................       5
      (a)    Building's Structure....................................       5
      (b)    Other Landlord Obligations..............................       5
      (c)    Landlord Representations................................       6
8.    Improvements; Alterations; Tenant's Maintenance and Repair
      Obligations....................................................       6
      (a)    Improvements; Alterations...............................       6
      (b)    Repairs; Maintenance....................................       7
      (c)    Performance of Work.....................................       7
      (d)    Mechanic's Liens........................................       7
      (e)    Janitorial Services.....................................       8
9.    Utilities......................................................       8
10.   Use............................................................       8
11.   Assignment and Subletting......................................       8
      (a)    Transfers...............................................       8
      (b)    Consent Standards.......................................       9
      (c)    Request for Consent.....................................       9
      (d)    Conditions to Consent...................................       9
      (e)    Attornment by Subtenants................................       9
      (f)    Cancellation............................................      10
      (g)    Additional Compensation.................................      10
      (h)    Permitted Transfers.....................................      10
12.   Insurance; Waivers; Subrogation; Indemnity.....................      11
      (a)    Tenant's Insurance......................................      11
      (b)    Landlord's Insurance....................................      11
      (c)    No Subrogation; Waiver of Property Claims...............      11
      (d)    Indemnity...............................................      12
      (e)    Cost of Landlord's Insurance............................      12
13.   Subordination; Attornment; Notice to Landlord's Mortgagee......      12
      (a)    Subordination...........................................      12
      (b)    Attornment..............................................      13
      (c)    Notice to Landlord's Mortgagee..........................      13
      (d)    Landlord's Mortgagee's Protection Provisions............      13
      (e)    Subordination, Non-Disturbance and Attornment
             Agreement...............................................      13
14.   Rules and Regulations..........................................      14
15.   Condemnation...................................................      14
      (a)    Total Taking............................................      14
      (b)    Partial Taking - Tenant's Rights........................      14
      (c)    Partial Taking - Landlord's Rights......................      14
      (d)    Temporary Taking........................................      14
      (e)    Award...................................................      14
      (f)    Restoration.............................................      14
16.   Fire or Other Casualty.........................................      15

      (a)    Repair Estimate.........................................      15
      (b)    Tenant's Rights.........................................      15
      (c)    Landlord's Rights.......................................      15
      (d)    Repair Obligation.......................................      15
      (e)    Abatement of Rent.......................................      15
17.   Personal Property Taxes........................................      16
18.   Events of Default..............................................      16
      (a)    Payment Default.........................................      16
      (b)    Intentionally Omitted...................................      16
      (c)    Estoppel................................................      16
      (d)    Insurance...............................................      16
      (e)    Mechanic's Liens........................................      16
      (f)    Other Defaults..........................................      16
      (g)    Insolvency..............................................      16
19.   Remedies.......................................................      16
      (a)    Termination of Lease....................................      17
      (b)    Termination of Possession...............................      17
      (c)    Perform Acts on Behalf of Tenant........................      17
20.   Payment by Tenant; Non-Waiver; Cumulative Remedies.............      17
      (a)    Payment by Tenant.......................................      17
      (b)    No Waiver...............................................      17
      (c)    Cumulative Remedies.....................................      18
21.   Intentionally Omitted..........................................      18
22.   Surrender of Premises..........................................      18
23.   Holding Over...................................................      18
24.   Certain Rights Reserved by Landlord............................      19
      (a)    Building Operations.....................................      19
      (b)    Security................................................      19
      (c)    Prospective Purchasers and Lenders......................      19
      (d)    Prospective Tenants.....................................      19
25.   Intentionally omitted..........................................      19
26.   Miscellaneous..................................................      19
      (a)    Landlord Transfer.......................................      19
      (b)    Landlord's Liability....................................      19
      (c)    Force Majeure...........................................      19
      (d)    Brokerage...............................................      20
      (e)    Estoppel Certificates...................................      20
      (f)    Notices.................................................      20
      (g)    Separability............................................      20
      (h)    Amendments; Binding Effect; No Electronic Records.......      20
      (i)    Quiet Enjoyment.........................................      20
      (j)    No Merger...............................................      21
      (k)    No Offer................................................      21
      (l)    Entire Agreement........................................      21
      (m)    Waiver of Jury Trial....................................      21
      (n)    Governing Law...........................................      21
      (o)    Notice of Lease.........................................      21
      (p)    Water or Mold Notification..............................      21
      (q)    Joint and Several Liability.............................      21
      (r)    Financial Reports.......................................      21
      (s)    Landlord's Fees.........................................      22
      (t)    Telecommunications......................................      22
      (u)    Confidentiality.........................................      22
      (v)    Authority...............................................      22
      (w)    Rooftop Equipment.......................................      22
      (x)    Signage.................................................      23

      (y)    List of Exhibits........................................      23
      (z)    Prohibited Persons and Transactions.....................      23
      (aa)   Landlord's Default......................................      24
      (bb)   Failure of Tenant to Continuously Occupy the Premises...      24
27.   Letter of Credit...............................................      24
      (a)    General Provisions......................................      24
      (b)    Drawings under Letter of Credit.........................      24
      (c)    Use of Proceeds by Landlord.............................      25
      (d)    Additional Covenants of Tenant..........................      25
      (e)    Transfer of Letter of Credit............................      26
      (f)    Nature of Letter of Credit..............................      26
28.   Environmental Requirements.....................................      26
      (a)    Prohibition against Hazardous Materials.................      26
      (b)    Environmental Requirements..............................      26
      (c)    Removal of Hazardous Materials..........................      26
      (d)    Tenant's Indemnity......................................      27
      (e)    Inspections and Tests...................................      27
      (f)    Tenant's Financial Assurance in the Event of a Breach...      27
      (g)    ACM Removal.............................................      27
29.   Parking........................................................      28
30.   Other Provisions...............................................      29

                              LIST OF DEFINED TERMS

                                                                       Page No.
                                                                     -----------
2004 Estimated Operating Costs....................................             2
Abatement Period .................................................            28
ACM Contractors ..................................................            28
ACM Work .........................................................            28
Adjoining 21 Alpha Parking Areas .................................            28
Affiliate ........................................................             1
Approval Criteria ................................................           D-2
Architect ........................................................           D-1
AS-IS ............................................................           D-1
Basic Lease Information ..........................................             1
Building .........................................................             i
Building's Structure .............................................             1
Building's Systems ...............................................             1
Cash Inducement ..................................................             5
Casualty .........................................................            15
Completed Application for Payment ................................           D-3
Construction Allowance ...........................................           D-3
Construction Allowance Increase ..................................           D-3
Damage Notice ....................................................            15
Default Rate .....................................................             5
Engineered Parking Plan ..........................................            28
Environmental Requirements .......................................            26
Event of Default..................................................            16
Final LC Expiration Date .........................................            24
GAAP .............................................................            11
Hazardous Materials ..............................................            26
Insurance Costs ..................................................            12
Land .............................................................             i
Landlord .........................................................        1, E-1
Landlord's Mortgagee .............................................            12
Law ..............................................................             1
Laws .............................................................        I, E-1
LC Proceeds Account ..............................................            25
Lease ............................................................   1, E-1, F-1
Lease Month.......................................................             i
Letter of Credit .................................................            24
Letter of Credit Amount ..........................................            24
Loss .............................................................            12
Mortgage .........................................................            12
OFAC .............................................................            23
Operating Costs ..................................................             2
Operating Costs and Tax Statement ................................             4
Parking Allowance ................................................            28
Parking Work .....................................................            28
Permitted Transfer ...............................................            10
Permitted Transferee .............................................            10
Prevailing Rental Rate ...........................................           G-1
Primary Lease ....................................................            12
Project ..........................................................             i
Punchlist Items ..................................................           E-1
Repair Period ....................................................            15
Rooftop Equipment ................................................            22

Security Deposit Laws ............................................            26
SNDA .............................................................            13
Space Plans.......................................................           D-1
Substantial Completion............................................           D-3
Substantially Completed ..........................................           D-3
Taking ...........................................................            14
Tangible Net Worth................................................            11
Taxes ............................................................             3
Telecommunications Services ......................................            22
Tenant ...........................................................    1, 16, E-1
Tenant Party .....................................................             1
Tenant's Off-Premises Equipment ..................................             1
Total Construction Costs .........................................           D-3
Transfer .........................................................             9
Work .............................................................           D-1
Working Drawings .................................................           D-1
Working Drawings Delivery Deadline ...............................           D-1

                                      LEASE

     THIS LEASE AGREEMENT (this "LEASE") is entered into as of October 4, 2004, between W9/TIB III REALTY, L.L.C., a Delaware limited liability company ("LANDLORD"), and AIRVANA, INC., a Delaware corporation ("TENANT").

     1. DEFINITIONS AND BASIC PROVISIONS. The definitions and basic provisions set forth in the Basic Lease Information (the "BASIC LEASE INFORMATION") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease: "AFFILIATE" means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; "BUILDING'S STRUCTURE" means the Building's exterior walls, roof, footings, foundations, structural portions of load-bearing walls, structural floors and subfloors, and structural columns and beams; "BUILDING'S SYSTEMS" means the Building's HVAC, life-safety, plumbing, electrical, and mechanical systems; "including" means including, without limitation; "LAWS" means all federal, state, and local laws, ordinances, rules and regulations, all court orders, governmental directives, and governmental orders, and all interpretations of the foregoing, and all restrictive covenants affecting the Project, and "LAW" means any of the foregoing; "TENANT'S OFF-PREMISES EQUIPMENT" means any of Tenant's equipment or other property that may be located on or about the Project (other than on the Premises); and "TENANT PARTY" means any of the following persons: Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, licensees, guests and invitees.

     2. LEASE GRANT. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises.

     3. TENDER OF POSSESSION. Possession of the Premises will be tendered to Tenant in the condition required by this Lease on the Lease Date. Within ten
(10) days after request by Landlord, Tenant shall execute and deliver to Landlord a letter substantially in the form of Exhibit E hereto confirming (1) the Commencement Date and the expiration date of the initial Term, and (2) that Tenant has accepted the Premises. However, the failure of the parties to execute such letter shall not defer the Commencement Date or otherwise invalidate this Lease. Occupancy of the Premises by Tenant prior to the Commencement Date shall be subject to all of the provisions of this Lease excepting only those requiring the payment of Basic Rent and Additional Rent.

     4. RENT.

          (a) PAYMENT. Tenant shall timely pay to Landlord Rent, without notice (except as set forth in Section 4(b)(1) below), demand, deduction or set off (except as otherwise expressly provided herein), by good and sufficient check drawn on a national banking association at Landlord's address provided for in this Lease or as otherwise specified by Landlord and shall be accompanied by all applicable state and local sales or use taxes. The obligations of Tenant to pay Basic Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Basic Rent, adjusted as herein provided, shall be payable monthly in advance. The first monthly installment of Basic Rent shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month, and shall be due on the Commencement Date. Payments of Basic Rent for any fractional calendar month at the end of the Term shall be similarly prorated. Tenant shall pay Additional Rent at the same time and in the same manner as Basic Rent.

          (b) OPERATING COSTS; TAXES.

               (1) Tenant shall pay to Landlord Tenant's Proportionate Share of the annual Operating Costs (defined below). Landlord may make a good faith estimate of Tenant's Proportionate Share of Operating Costs to be due by Tenant for any calendar year or part thereof during the Term. During each calendar year or partial calendar year of the Term, Tenant shall pay to Landlord, in advance concurrently with each monthly installment of Basic Rent, an amount equal to the estimated Tenant's

     Proportionate Share of Operating Costs for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the amount of Tenant's Proportionate Share of Operating Costs to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Tenant's Proportionate Share of Operating Costs payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of Tenant's Proportionate Share of Operating Costs as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

               (2) The term "OPERATING COSTS" means all expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Project, determined in accordance with sound accounting principles consistently applied, including the following costs: (A) wages and salaries of all on-site employees at or below the grade of senior building manager engaged in the operation, maintenance or security of the Project (together with Landlord's reasonable allocation of expenses of off-site employees at or below the grade of senior building manager who perform a portion of their services in connection with the operation, maintenance or security of the Project), including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Project; (C) repairs and general maintenance of the Project including paving and parking areas, roads, roof repairs (Landlord is responsible, at its sole cost and expense, for replacement of the parking areas and Building Structure items as provided in Section 7), alleys and driveways, trash collection, sweeping and removal of trash for the common areas, mowing and snow removal, landscaping and exterior painting, the cost of maintaining utility lines, fire sprinklers and fire protection systems, exterior lighting, and mechanical and plumbing systems serving the Project and, to the extent the following items serve more than one tenant in the Project, dock doors, drains and sump pumps; (D) other costs (exclusive of fair market rental) with respect to the management office for the Project; (E) service, maintenance and management contracts with independent contractors for the operation, maintenance, management, repair, replacement, and security of the Project (including alarm service, window cleaning, and elevator maintenance); (F) costs of professional services rendered for the general benefit of the Project; (G) environmental insurance or environmental management fees; (H) the cost of any insurance deductibles for insurance required to be maintained by Landlord; and (I) costs for capital improvements made in order to comply with any Law hereafter promulgated by any governmental authority or any new interpretations of any Law hereafter rendered with respect to any existing Law, as amortized using a commercially reasonable interest rate over the useful economic life of such improvements as determined by Landlord in its reasonable discretion. Attached hereto as Exhibit J is a line item summary of estimated Operating Costs for calendar year 2005 ("2005 ESTIMATED OPERATING COSTS") and said line item summary encompasses all categories of Operating Costs for the Project. The 2005 Estimated Operating Costs reflect Landlord's good faith estimate of such estimated Operating Costs for calendar year 2005. Notwithstanding the 2005 Estimated Operating Costs, Tenant acknowledges and agrees that the actual Operating Costs for calendar year 2005 and for future calendar years may exceed the 2005 Estimated Operating Costs and that Landlord is making no representation or warranty as to the actual Operating Costs for calendar year 2005 and for future calendar years. Notwithstanding any provisions of this Lease to the contrary, Operating Costs related to the Project (as opposed to Operating Costs related solely to the Premises) shall be determined by the recorded easement agreements referenced in Exhibit B attached hereto and Tenant's Proportionate Share of Operating Costs related to the Project shall equal all those costs Landlord is required to pay under said easement agreements as fee owner of the Premises exclusive of any costs relating to the replacement of the parking areas.

          If any roof repair caused by a roof leak is required (provided such leak was not caused by any act or omission by any Tenant Party) on more than five (5) different occasions in a given calendar year and an experienced roof consultant mutually selected by Landlord and Tenant determines in its reasonable judgment that the roof should be replaced (as opposed to repaired), Landlord shall replace the roof within a reasonable time period at its sole cost and expense.

          At Tenant's election, Tenant may extend the existing roof warranty beyond July, 2005 at its sole cost and expense by notifying Landlord on or before May 1, 2005 that it desires Landlord to extend the existing roof warranty beyond July, 2005 for an additional five (5) years. Upon receipt of Tenant's notice to Landlord to extend the existing roof warranty, Landlord shall arrange for the roof to be inspected at Tenant's sole cost and expense (if any) on or before June 1, 2005 and, at Tenant's option if Tenant desires Landlord to so extend the existing roof warranty, for any repairs recommended by said inspection to be made by Landlord's roofing contractor at Tenant's sole cost and expense; provided, however, irrespective of whether Tenant opts to have Landlord perform such repairs in order to extend the existing roof warranty, Landlord shall perform any such roof repairs required to be performed pursuant to the provisions of this Lease, including, without limitation, Section 7 hereof.

          Operating Costs shall not include costs for (i) capital improvements made to the Project, other than capital improvements described in Section 4(b)(2)(I) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies (if any), and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) principal, interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Project tenants generally (e.g., tax disputes) (vii) Taxes; (viii) Insurance Costs; (ix) renovating or otherwise improving space for occupants of the Project or vacant space in the Project; (x) federal income taxes imposed on or measured by the income of Landlord from the operation of the Project; (xi) any ground or underlying lease rental; (xii) rentals for items which if purchased, rather than rented, would constitute a capital cost; (xiii) costs incurred by Landlord to the extent that Landlord is reimbursed by insurance proceeds or is otherwise reimbursed; (xiv) advertising and promotional expenditures, and costs of acquisition and maintenance of signs in or on the Building identifying the owner of the Building; (xv) marketing costs, including attorneys' fees (in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments), space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with prospective tenants or other occupants of the Building; (xvi) management fees paid or charged by Landlord in connection with the management of the Building to the extent such management fee is in excess of the management fee customarily paid or charged by landlords of the comparable buildings in the vicinity of the Building; (xvii) amounts paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Building to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis; (xviii) Landlord's general corporate overhead and general and administrative expenses; (xix) costs incurred in connection with upgrading the Building to comply with laws, rules, regulations and codes in effect prior to the Lease Date; (xx) all assessments and premiums (exclusive of real estate taxes and insurance premiums) which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments without any interest or penalties, shall be paid by Landlord in the maximum number of installments permitted by law and not included as Operating Costs except in the year in which the assessment or premium installment is actually paid; (xxi) costs arising from Landlord's charitable or political contributions; (xxii) costs for sculpture, paintings or other objects of art; and (xxiii) costs associated with the operation of the business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Building management, or between Landlord and other tenants or occupants.

               (3) Tenant shall also pay Tenant's Proportionate Share of the Taxes for each year and partial year falling within the Term. Tenant shall pay Tenant's Proportionate Share of Taxes in the same manner as provided above for Tenant's Proportionate Share of Operating Costs. "TAXES" means taxes, assessments, and governmental charges or fees whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments (including non-governmental assessments for common charges under a restrictive covenant or other private agreement that are not treated as part of Operating Costs) now or hereafter attributable to the Project (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income, and inheritance, estate, succession, transfer, gift, franchise, or capital stock tax, or any income taxes arising out of or related to ownership and operation of income producing real estate, or any excise taxes imposed upon Landlord based upon gross or net rentals or other income received by it (if the present method of taxation changes so that in lieu of or in addition to the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Project, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof). Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Project. Upon Tenant's reasonable prior written request of Landlord, Tenant may request that Landlord file for an abatement or protest or appeal the appraised value of the Premises. Tenant shall use good faith efforts to provide notice to Landlord of such request at least forty-five (45) days prior to the date by which such abatement, protest or appeal must be filed under applicable Law. Within fifteen (15) business days of the date Landlord receives such request from Tenant, Landlord shall notify Tenant as to whether Landlord elects to pursue such abatement, protest or appeal, and, if Landlord so elects to pursue the same, then within a reasonable period of time required to preserve Landlord's rights to engage in any such abatement, protest or appeal, Landlord shall commence and diligently pursue such abatement, protest or appeal with an attorney or tax consultant reasonably satisfactory to Tenant. Tenant hereby acknowledges that Deloitte Touche (or any other national firm with which Landlord has an arrangement from time to time with respect to abatement work) shall be deemed acceptable to Tenant. If within such fifteen (15) business day period Landlord does not notify Tenant that Landlord elects to pursue any such abatement, protest or appeal, Tenant shall then have the right to pursue such abatement, protest or appeal using an attorney or tax consultant reasonably satisfactory to Landlord.

               (4) By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs and Taxes for the previous year (the "OPERATING COSTS AND TAX STATEMENT"). If Tenant's payments of Operating Costs or Taxes under this
     Section 4(b) for the year covered by the Operating Costs and Tax Statement exceed Tenant's Proportionate Share of such items as indicated in the Operating Costs and Tax Statement, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant's payments of Operating Costs or Taxes under this Section 4(b) for such year are less than Tenant's Proportionate Share of such items as indicated in the Operating Costs and Tax Statement, then Tenant shall promptly pay Landlord such deficiency.

          (c) TENANT INSPECTION RIGHT. After receiving an annual Operating Costs and Tax Statement and giving Landlord 30-days' prior written notice thereof, Tenant may inspect or audit Landlord's records relating to Operating Costs and Taxes for the period of time covered by such Operating Costs and Tax Statement in accordance with the following provisions. If Tenant fails to object to the calculation of Operating Costs and Taxes on an annual Operating Costs and Tax Statement within 60 days after the statement has been delivered to Tenant, or if Tenant fails to conclude its audit or inspection within 120 days after the statement has been delivered to Tenant, then Tenant shall have waived its right to object to the calculation of Operating Costs and Taxes for the year in question and the calculation of Operating Costs and Taxes set forth on such statement shall be final. Tenant's audit or inspection shall be conducted where Landlord maintains its books and records, shall not unreasonably interfere with the conduct of Landlord's business, and shall be conducted only during business hours reasonably designated by Landlord. Tenant shall pay the cost of such audit or inspection, including $150 per hour of Landlord's or the building manager's employee time devoted to such inspection or audit in excess of eight (8) hours for any such inspection or audit to reimburse Landlord for its overhead costs allocable to the inspection or audit, unless the total Operating Costs and Taxes for the period in question is determined to be in error by more than 5% in the aggregate, and, as a result thereof, Tenant paid to Landlord at least 5% more than the actual Operating Costs and Taxes due for such period, in which case Landlord shall pay the audit cost. Tenant may not conduct an inspection or have an audit performed more than once during any calendar year. Tenant or the accounting firm conducting such audit shall, at no charge to Landlord, submit its audit report in draft form to Landlord for Landlord's review and comment before the final approved audit report is submitted to Landlord, and any reasonable comments by Landlord shall be incorporated into the final audit report. If such inspection or audit reveals that an error was made in the Operating Costs or Taxes previously charged to Tenant, then Landlord shall refund to Tenant any overpayment of any such costs, or Tenant shall pay to Landlord any underpayment of any such costs, as the case may be, within 30 days after notification thereof. Provided Landlord's accounting for Operating Costs and Taxes is consistent with the terms of this Lease, Landlord's good faith judgment regarding the proper interpretation of this Lease and the proper accounting for Operating Costs and Taxes shall be binding on Tenant in connection with any such audit or inspection. Tenant shall maintain the results of each such audit or inspection confidential and shall not be permitted to use any third party to perform such audit or inspection, other than an independent firm of certified public accountants (1) reasonably acceptable to Landlord, (2) which is not compensated on a contingency fee basis or in any other manner which is dependent upon the results of such audit or inspection (and Tenant shall deliver the fee agreement or other similar evidence of such fee arrangement to Landlord upon request), and (3) which agrees with Landlord in writing to maintain the results of such audit or inspection confidential. Notwithstanding the foregoing, Tenant shall have no right to conduct an audit if Landlord furnishes to Tenant an audit report for the period of time in question prepared by an independent certified public accounting firm of recognized national standing (whether originally prepared for Landlord or another party). Nothing in this Section 4(c) shall be construed to limit, suspend or abate Tenant's obligation to pay Rent when due, including Additional Rent.

          (d) CASH INDUCEMENT. Landlord shall pay Tenant $350,000.00 in immediately available funds (the "CASH INDUCEMENT") within ten (10) days of the date that Tenant takes possession of the Premises for the purposes of conducting its business therein.

     5. DELINQUENT PAYMENT; HANDLING CHARGES. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of twelve percent (12%) per annum or the maximum lawful rate of interest (such lesser amount is referred to herein as the "DEFAULT RATE"); additionally, Landlord, in addition to all other rights and remedies available to it, may charge Tenant a fee not greater than five percent of the delinquent payment to reimburse Landlord for its reasonable and actual costs incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest. Notwithstanding the foregoing, the late fee referenced above shall not be charged with respect to the first occurrence (but not any subsequent occurrence) during any 12 month period that Tenant fails to make payment when due, until five days after Landlord delivers written notice of such delinquency to Tenant.

     6. INTENTIONALLY OMITTED.

     7. LANDLORD'S MAINTENANCE OBLIGATIONS.

          (a) BUILDING'S STRUCTURE. This Lease is intended to be a net lease; accordingly, Landlord's obligations are limited to the replacement of the Building's Structure and the parking areas, at its sole cost and expense; Landlord shall not be responsible for (1) any such work until Tenant notifies Landlord of the need therefor in writing or (2) for alterations to the Building's Structure required by applicable Law because of Tenant's use of the Premises (which alterations shall be Tenant's responsibility) with exception of any roof replacement required in writing by the Town of Chelmsford or any other governmental authority and not due to any act or omission of Tenant other than Tenant's mere occupancy, which roof replacement shall be Landlord's responsibility and shall be performed at Landlord's sole cost and expense. Neither Landlord nor Tenant shall have the roof inspected or have any communications with any person or entity regarding any aspect of the roof without obtaining the prior written consent of the other party except to the extent required by Law. The Building's Structure does not include skylights, windows, glass or plate glass, doors or overhead doors, special fronts, or office entries, dock bumpers, dock plates or levelers, loading areas and docks, and loading dock equipment, all of which shall be maintained by Tenant; provided, however, Landlord shall replace at its sole cost and expense the windows identified on Exhibit K attached hereto with windows substantially similar to the existing Building windows within one hundred twenty (120) days after the Lease Date. Landlord's liability for any defects, repairs, replacement or maintenance for which Landlord is specifically responsible for under this Lease shall be limited to the cost of performing the work.

          (b) OTHER LANDLORD OBLIGATIONS. Additionally, Landlord shall maintain and repair as necessary the Building's Structure and the parking areas, and other common areas of the Project, including driveways, alleys, landscape and grounds surrounding the Building and utility lines in a good condition, consistent with the operation of a bulk warehouse/industrial or service center facility, including maintenance, repair, and replacement of rail tracks serving the Premises, the exterior of the Building (including painting), landscaping sprinkler systems, and any items normally associated with the foregoing (which shall include the services customarily provided to comparable properties by reputable professional management companies, including, without limitation, maintenance, repairs and replacement of (u) the parking area associated with the Building and located on the Premises, (v) all grass, shrubbery and other landscape treatments on the Premises, (w) the exterior of the Building (including painting), (x) exterior sprinkler systems and sewage lines, and (y) any other maintenance, repair or replacement items normally associated with the foregoing). All costs in performing the work described in the foregoing sentence shall be included in Operating Costs. Tenant shall promptly notify Landlord in writing of any work required to be performed under this Section 7, and Landlord shall not be responsible for performing such work until Tenant delivers to Landlord such notice. Additionally, in no event shall Landlord be responsible for alterations to the Building's Structure required by applicable Law because of Tenant's use of the Premises (which alterations shall be made by Tenant at its sole cost and expense). Notwithstanding anything to the contrary contained herein, Landlord shall, in its sole and absolute discretion, determine the appropriate remedial action required of it to satisfy its maintenance obligations hereunder (e.g., Landlord shall, in its sole discretion, determine whether, and to the extent, repairs or replacements are the appropriate remedial action). While Tenant is the sole occupant of the Building, Tenant may, with Landlord's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), substitute at Tenant's expense any of the providers of the services described in this Section 7(b) with reputable, licensed third party service providers located in the area in which the Building is located; provided, however, Tenant shall provide Landlord with copies of all contracts with any such service provider and said contracts shall be in form and substance reasonably satisfactory to Landlord. If in accordance with the provisions of the preceding sentence, Tenant engages (at its own cost) providers for all of the services to be provided by Landlord under this Section 7(b), Operating Costs shall be reduced to $1,000.00 per month (thus eliminating the need for any other category for Operating Costs for the Project as enumerated on Exhibit J attached hereto other than taxes and insurance). If Tenant engages providers of the services set forth in this Section 7(b) as aforesaid and any such services are provided, in Landlord's reasonable discretion, at an unsatisfactory level as would customarily be provided to comparable buildings, Landlord may, upon prior written notice to Tenant, elect to provide such services and the management fee shall no longer be reduced. Upon sixty (60) days prior written notice to Landlord, Tenant may elect to provide such services.

          (c) LANDLORD REPRESENTATIONS. As of the Lease Date, Landlord represents and warrants to Tenant that (i) Landlord holds fee simple title to the Premises, subject to no mortgage; (ii) no other party has any possessory right to the Building or has claimed the same; and (iii) the Building's Structure and, upon Tenant's seal coating and restriping certain parking areas pursuant to Section 29 below, parking areas shall be in good condition and repair.

     8. IMPROVEMENTS; ALTERATIONS; TENANT'S MAINTENANCE AND REPAIR OBLIGATIONS.

          (a) IMPROVEMENTS; ALTERATIONS. Improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, which approval shall be governed by the provisions set forth in this Section 8(a). No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed; however, Landlord may withhold and/or condition its consent to any alteration or addition that would adversely affect (in the reasonable discretion of Landlord) (1) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms) or
(2) the exterior appearance of the Building or any other portion of the Premises exterior to the Building. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type visible from the exterior of the Building without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Notwithstanding the foregoing, Tenant shall not be required to obtain Landlord's consent for repainting, recarpeting, or other alterations, tenant improvements, alterations or physical additions to the Building which are cosmetic in nature totaling less than $25,000 in any single instance or series of related alterations performed within a six-month period (provided that Tenant shall not perform any improvements, alterations or additions to the Premises in stages as a means to subvert this provision), in each case provided that (A) Tenant delivers to Landlord written notice thereof, a list of contractors and subcontractors to perform the work (and certificates of insurance for each such party) and any plans and specifications therefor prior to commencing any such alterations, additions, or improvements (for informational purposes only so long as no consent is required by Landlord as required by this Lease), (B) the installation thereof does not involve any core drilling or the configuration or location of any exterior or interior walls of the Building, and (C) such alterations, additions and improvements will not affect (i) the Building's Structure or the Building's Systems, or (ii) the appearance of the Project's common areas or the exterior of the Building. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord's acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable Laws, and Tenant shall be solely responsible for ensuring all such compliance. Tenant shall promptly repair any damage caused by any such alterations, additions and/or improvements. Landlord hereby consents to the performance of the improvements set forth on the Space Plans attached hereto as Exhibit D-1.

          (b) REPAIRS; MAINTENANCE. Tenant shall maintain the Premises, including the loading areas and dock, and loading dock equipment in connection with the Premises, in a clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Additionally, Tenant, at its sole expense, shall repair, replace (excluding the Building's Structure and the parking areas located on the Premises) and maintain in good condition and in accordance with all Laws and the equipment manufacturer's suggested service programs, all portions of the Premises, Tenant's Off-Premises Equipment and all areas, improvements and systems exclusively serving the Premises including loading docks, sump pumps, dock wells, dock equipment and loading areas, dock doors, dock seals, overhead doors, "levellors" and similar leveling equipment, plumbing, water, fire sprinkler system, and sewer lines up to points of common connection, entries, doors, ceilings, windows, interior walls, and the interior side of demising walls, and heating, ventilation and air conditioning systems (including any evaporative units), and other building and mechanical systems serving the Premises. Such repair and replacements include capital expenditures and repairs whose benefit may extend beyond the Term. No later than fourteen (14) days prior to the end of the Term, Tenant shall deliver to Landlord a certificate from an engineer reasonably acceptable to Landlord certifying that all such items which Tenant is required to maintain hereunder are then in good repair and condition and have been maintained in accordance with this Section 8. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by a Tenant Party. If Tenant fails to make such repairs or replacements within fifteen (15) days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage for which Tenant is responsible for pursuant to this Section 8 occurs outside of the Building, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all maintenance, repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within thirty (30) days after Landlord has invoiced Tenant therefor.

          (c) PERFORMANCE OF WORK. All work described in this Section 8 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord, such approval not to be unreasonably withheld, conditioned or delayed. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord, Landlord's property management company and Landlord's asset management company as additional insureds against such risks, in such amounts, and with such companies as Landlord may reasonably require. Tenant shall provide Landlord with the identities, mailing addresses and telephone numbers of all persons performing work or supplying materials prior to beginning such construction and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable Laws. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the Building's Structure and the Building's Systems). All such work which may affect the Building's Structure or the Building's Systems must be approved by the Building's engineer of record at Tenant's expense and, at Landlord's election, must be performed by Landlord's usual contractor for such work, provided that the cost of such contractor's work shall not exceed the cost of other similar-quality contractors for similar services in other similar buildings located in the submarket in the city in which the Building is located. All work affecting the roof of the Building must be performed by Landlord's roofing contractor, and no such work will be permitted if it would void or reduce the warranty on the roof. Upon Landlord's request, Tenant shall provide sworn statements, including the names, addresses and copies of contracts for all contractors, and upon completion of any work shall promptly furnish Landlord with sworn owner's and contractor's statements and full and final waivers of lien covering all labor and materials included in the work in question.

          (d) MECHANIC'S LIENS. All work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party shall be deemed authorized and ordered by Tenant only, and Tenant shall not permit any mechanic's liens to be filed against the Premises or the Project in connection therewith. Upon completion of any such work, Tenant shall deliver to Landlord final lien waivers from all contractors, subcontractors and materialmen who performed such work. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant (or such earlier time period as may be necessary to prevent the forfeiture of the Premises, the Project or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either (1) pay the amount of the lien and cause the lien to be released of record, or (2) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor. Landlord and Tenant acknowledge and agree that their relationship is and shall be solely that of "landlord-tenant" (thereby excluding a relationship of "owner-contractor," "owner-agent" or other similar relationships). Accordingly, all materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant, any contractor or subcontractor of Tenant or any other Tenant Party for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Premises, the Project or Landlord's interest therein due to any work performed by or for Tenant or deemed to give any contractor or subcontractor or materialman any right or interest in any funds held by Landlord to reimburse Tenant for any portion of the cost of such work. Tenant shall defend, indemnify and hold harmless Landlord and its agents and representatives from and against all claims, demands, causes of action, suits, judgments, damages and expenses (including attorneys' fees) in any way arising from or relating to the failure by any Tenant Party to pay for any work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party. This indemnity provision shall survive termination or expiration of this Lease.

          (e) JANITORIAL SERVICES. Tenant, at its sole expense, shall provide its own janitorial services to the Premises and shall maintain the Premises in a clean and safe condition. Tenant shall store all trash and garbage within the area and in receptacles designated from time to time by Landlord and shall, at its sole expense, arrange for the regular pickup of such trash and garbage at times, and pursuant to reasonable regulations, established by Landlord from time to time. If Tenant fails to provide janitorial services to the Premises or trash removal services in compliance with the foregoing, Landlord, in addition to any other rights and remedies available to it, may provide such services, and Tenant shall pay to Landlord the cost thereof, plus an administrative fee equal to 15% of such cost, within ten (10) days after Landlord delivers to Tenant an invoice therefor.

     9. UTILITIES. Tenant shall pay for all water, gas, electricity, heat, telephone, sewer, sprinkler charges and other utilities and services used at the Premises, together with any taxes, penalties, surcharges, connection charges, maintenance charges, and the like pertaining to Tenant's use of the Premises. Tenant, at its expense, shall obtain all utility services for the Premises, including making all applications therefor, obtaining meters and other related equipment, and paying all deposits and connection charges. Landlord shall not be liable for any interruption or failure of utility service to the Premises, and such interruption or failure of utility service shall not be a constructive eviction of Tenant, constitute a breach of any implied warranty or entitle Tenant to any abatement of Tenant's obligations hereunder.

     10. USE. Tenant shall use the Premises only for the Permitted Use and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises and will not commit waste, overload the Building's Structure or the Building's Systems or subject the Premises to use that would damage the Premises. The Premises shall not be used for any use which is disreputable or creates extraordinary fire hazards, or for the storage of any Hazardous Materials (except as provided in Section 28 hereto). The storage of trucks and other vehicles and the portable cell tower (which portable cell tower shall be located only behind the rear of the Building) is permitted within the Premises; provided, however, to the extent such vehicles and cell tower are located within parking spaces on the Premises, such parking spaces shall be among those parking spaces which Tenant is granted a right to use pursuant to the provisions of
Section 29 below. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with Landlord in its management of the Building.

     11. ASSIGNMENT AND SUBLETTING.

          (a) TRANSFERS. Except as provided in Section 11(h), Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant,
(4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the

Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 11(a)(1) through 11(a)(6) being a "TRANSFER").

          (b) CONSENT STANDARDS. Landlord shall not unreasonably withhold, condition or delay its consent to any assignment or subletting of the Premises, provided that the proposed transferee (1) is creditworthy, (2) has a good reputation in the business community, (3) will use the Premises for the Permitted Use (thus, excluding, without limitation, uses for credit processing and telemarketing), (4) will not use the Premises, Building or Project in a manner that would materially increase the pedestrian or vehicular traffic to the Premises, Building or Project, (5) is not a governmental entity, or subdivision or agency thereof, (6) is not another occupant of the Building, and (7) is not a person or entity with whom Landlord is then, or has been within the six-month period prior to the time Tenant seeks to enter into such assignment or subletting, negotiating to lease space in the Building, or any Affiliate of any such person or entity; otherwise, Landlord may withhold its consent in its sole discretion. Additionally, Landlord may withhold its consent in its sole discretion to any proposed Transfer if any Event of Default by Tenant then exists.

          (c) REQUEST FOR CONSENT. If Tenant requests Landlord's consent to a Transfer, then, at least fifteen (15) business days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $500.00 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer.

          (d) CONDITIONS TO CONSENT. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

          (e) ATTORNMENT BY SUBTENANTS. Each sublease by Tenant hereunder shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and each subtenant by entering into a sublease is deemed to have agreed that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublandlord, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (1) liable for any previous act or omission of Tenant under such sublease, (2) subject to any counterclaim, offset or defense that such subtenant might have against Tenant, (3) bound by any previous modification of such sublease not approved by Landlord in writing or by any rent or additional rent or advance rent which such subtenant might have paid for more than the current month to Tenant, and all such rent shall remain due and owing, notwithstanding such advance payment, (4) bound by any security or advance rental deposit made by such subtenant which is not delivered or paid over to Landlord and with respect to which such subtenant shall look solely to Tenant for refund or reimbursement, or (5) obligated to perform any work in the subleased space or to prepare it for occupancy, and in connection with such attornment, the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed, automatically upon and as a condition of its occupying or using the Premises or any part thereof, to have agreed to be bound by the terms and conditions set forth in this Section 11(e). The provisions of this Section 11(e) shall be self-operative, and no further instrument shall be required to give effect to this provision.

          (f) CANCELLATION. Landlord may, within thirty (30) days after submission of Tenant's written request for Landlord's consent to an assignment of this Lease or subletting of greater than 50% of the rentable square feet in the Premises for all or substantially all of the remainder of the Term, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer and any and all costs incurred to demise separately such portion of the Premises. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. Notwithstanding the foregoing, if Landlord provides written notification to Tenant of its election to cancel this Lease as to any portion of the Premises as provided above, Tenant may rescind its proposed assignment or subletting of all or any portion of the Premises by notifying Landlord in writing within three (3) business days following Landlord's written cancellation notice.

          (g) ADDITIONAL COMPENSATION. While no Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, fifty percent (50%) of the excess of (1) all compensation received by Tenant for a Transfer less the actual out-of-pocket costs reasonably incurred by Tenant with unaffiliated third parties (i.e., brokerage commissions and tenant finish work) in connection with such Transfer (such costs shall be amortized on a straight-line basis over the term of the Transfer in question) over (2) the Rent allocable to the portion of the Premises covered thereby. While any Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, the excess of (A) all compensation received by Tenant for a Transfer over (B) the Rent allocable to the portion of the Premises covered thereby.

     In calculating any excess rent payable by Tenant to Landlord pursuant to this provision, Tenant shall first be entitled to deduct (a) market improvement allowances or other market economic concessions granted by Tenant to the assignee or sublessee and (b) market brokerage commissions and/or reasonable legal fees paid by Tenant in connection with the assignment or sublease.

          (h) PERMITTED TRANSFERS. Notwithstanding Section 11(a), Tenant may Transfer all or part of its interest in this Lease or all or part of the Premises (a "PERMITTED TRANSFER") to the following types of entities (a "PERMITTED TRANSFEREE") without the consent of Landlord:

               (1) an Affiliate of Tenant;

               (2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (A) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (B) the Tangible Net Worth of the surviving or created entity is not less than the greater of (i) the Tangible Net Worth of Tenant as of the date of such Transfer or (ii) $8,000,000; or

               (3) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's stock or assets if such entity's Tangible Net Worth after such acquisition is not less than (i) the Tangible Net Worth of Tenant as of the date of such Transfer or (ii) $8,000,000.

Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use. No later than 30 days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with (A) copies of the instrument effecting any of the foregoing Transfers, (B) documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer, and (C) evidence of insurance as required under this Lease with respect to the Permitted Transferee. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. "TANGIBLE NET WORTH" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to the terms of this Section 11.

     12. INSURANCE; WAIVERS; SUBROGATION; INDEMNITY.

          (a) TENANT'S INSURANCE. Effective as of the earlier of (1) the date Tenant enters or occupies the Premises, or (2) the Commencement Date, and continuing throughout the Term, Tenant shall maintain the following insurance policies: (A) commercial general liability insurance in amounts of $3,000,000 per occurrence or, following the expiration of the initial Term, such other amounts as Landlord may from time to time reasonably require (and, if the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy [e.g., the sale, service or consumption of alcoholic beverages], Tenant shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter [including host liquor liability, if applicable] in such amounts as Landlord may reasonably require), insuring Tenant, Landlord, Landlord's property management company, Landlord's asset management company and, if requested in writing by Landlord, Landlord's Mortgagee, against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises and (without implying any consent by Landlord to the installation thereof) the installation, operation, maintenance, repair or removal of Tenant's Off-Premises Equipment, (B) insurance covering the full value of all alterations and improvements and betterments in the Premises, naming Landlord and Landlord's Mortgagee as additional loss payees as their interests may appear, (C) insurance covering the full value of all furniture, trade fixtures and personal property (including property of Tenant or others) in the Premises or otherwise placed in the Project by or on behalf of a Tenant Party, (D) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy), (E) worker's compensation insurance, and (F) business interruption insurance in an amount equal to Tenant's Base Rent and Additional Rent obligations under this Lease for nine (9) months. Tenant's insurance shall provide primary coverage to Landlord for the property that will inure to Landlord during the Term of this Lease and for third party liability exposures within the confines of the Premises. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder at least ten days prior to the earlier of the Commencement Date or the date Tenant enters or occupies the Premises, and at least 15 days prior to each renewal of said insurance, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies with an A.M. Best rating of A:VII or better, reasonably satisfactory to Landlord. If Tenant fails to comply with the foregoing insurance requirements or to deliver to Landlord the certificates or evidence of coverage required herein, Landlord, in addition to any other remedy available pursuant to this Lease or otherwise, may, but shall not be obligated to, obtain such insurance and Tenant shall pay to Landlord on demand the premium costs thereof, plus an administrative fee of 5% of such cost.

          (b) LANDLORD'S INSURANCE. Throughout the Term of this Lease, Landlord shall maintain, as a minimum, the following insurance policies: (1) property insurance for the Building's replacement value (excluding property required to be insured by Tenant), less a commercially-reasonable deductible if Landlord so chooses, and (2) commercial general liability insurance in an amount of not less than $3,000,000. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem reasonably necessary. The cost of all insurance carried by Landlord with respect to the Project shall be included in Insurance Costs (defined below). The foregoing insurance policies and any other insurance carried by Landlord shall be for the primary benefit of Landlord and under Landlord's sole control.

          (c) NO SUBROGATION; WAIVER OF PROPERTY CLAIMS. Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy of the types described in this
Section 12 that covers the Project, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss (defined below). Additionally, Landlord and Tenant each waives any claim it may have against the other for any Loss to the extent such Loss is caused by a terrorist act. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party. Notwithstanding any provision in this Lease to the contrary, Landlord, its agents, employees and contractors shall not be liable to Tenant or to any party claiming by, through or under Tenant for (and Tenant hereby releases Landlord and its servants, agents, contractors, employees and invitees from any claim or responsibility for) any damage to or destruction, loss, or loss of use, or theft of any property of any Tenant Party located in or about the Project, caused by casualty, theft, fire, third parties or any other matter or cause, regardless of whether the negligence of any party caused such loss in whole or in part. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for damage to, any property of any Tenant Party located in or about the Project.

          (d) INDEMNITY. Subject to Section 12(c), Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) arising from any injury to or death of any person or the damage to or theft, destruction, loss or loss of use of any property or inconvenience (a "LOSS") occurring in or on the Premises or arising out of the installation, operation, maintenance, repair or removal of any property of any Tenant Party located in or about the Project, including Tenant's Off-Premises Equipment, except to the extent caused by the negligence or fault of Landlord or its agents. Subject to
Section 12(c), Landlord shall defend, indemnify, and hold harmless Tenant and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) for any Loss arising from any occurrence in or on the Premises to the extent caused by the gross negligence or willful misconduct of Landlord. The indemnities set forth in this Lease shall survive termination or expiration of this Lease and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is filed for which indemnity is required hereunder, the indemnifying party agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

          (e) COST OF LANDLORD'S INSURANCE. Tenant shall pay Tenant's Proportionate Share of the cost of the property and liability insurance carried by Landlord from time to time with respect to the Building (including other improvements and Landlord's personal property used in connection therewith), which may include fire and extended coverage insurance (including extended and broad form coverage risks, mudslide, land subsidence, volcanic eruption, flood, earthquake and rent loss insurance) and comprehensive general public liability insurance and excess liability insurance, in such amounts and containing such terms as Landlord deems necessary or desirable (collectively, "INSURANCE COSTS"). During each month of the Term, Tenant shall make a monthly payment to Landlord equal to 1/12th of Tenant's Proportionate Share of Insurance Costs that will be due and payable for that particular year. Each payment of Insurance Costs shall be due and payable at the same time as, and in the same manner as, provided above for Tenant's Proportionate Share of Operating Costs. The initial monthly payment of Insurance Costs is based upon Landlord's good faith estimate of Tenant's Proportionate Share of the estimated Insurance Costs for the remainder of the first calendar year. The monthly payment of Insurance Costs is subject to increase or decrease as determined by Landlord to reflect accurately Tenant's Proportionate Share of estimated Insurance Costs. If, following Landlord's receipt of the bill for the insurance premiums for a calendar year, Landlord determines that Tenant's total payments of Insurance Costs are less than Tenant's Proportionate Share of actual Insurance Costs, Tenant shall pay to Landlord the difference upon demand; if Tenant's total payments of Insurance Costs are more than Tenant's Proportionate Share of actual Insurance Costs, Landlord shall retain such excess and credit it to Tenant's future payments of Insurance Costs (unless such adjustment is at the end of the Term, in which event Landlord shall refund such excess to Tenant).

     13. SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE.

          (a) SUBORDINATION. Subject to the obtaining of an SNDA pursuant to
Section 13(e), this Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (each, a "MORTGAGE"), or any ground lease, master lease, or primary lease (each, a "PRIMARY LEASE"), that now or hereafter covers all or any part of the Premises (the mortgagee under any such Mortgage, beneficiary under any such deed of trust, or the lessor under any such Primary Lease is referred to herein as a "LANDLORD'S MORTGAGEE"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its Mortgage, Primary Lease, or other interest in the Premises by so notifying Tenant in writing. Subject to the obtaining of an SNDA pursuant to Section 13(e), the provisions of this Section shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall execute and return to Landlord (or such other party designated by Landlord) within ten (10) days after written request therefor such documentation, in recordable form if required, as a Landlord's Mortgagee may reasonably request to evidence the subordination of this Lease to such Landlord's Mortgagee's Mortgage or Primary Lease (including a subordination, non-disturbance and attornment agreement) or, if the Landlord's Mortgagee so elects, the subordination of such Landlord's Mortgagee's Mortgage or Primary Lease to this Lease.

          (b) ATTORNMENT. Subject to the obtaining of an SNDA pursuant to
Section 13(e), Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

          (c) NOTICE TO LANDLORD'S MORTGAGEE. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

          (d) LANDLORD'S MORTGAGEE'S PROTECTION PROVISIONS. If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord) except to the extent the same continues following such succession; (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; provided that Landlord hereby agrees to promptly deliver such security or advance rental deposit to Landlord's Mortgagee if Landlord's Mortgagee succeeds to the interest of Landlord under this Lease; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee or otherwise permitted to be made by Tenant pursuant to the provisions of this Lease; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Project. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan. Notwithstanding anything to the contrary contained herein, any such Landlord's Mortgagee shall remain liable to Tenant for the payment of the Construction Allowance (as set forth in Exhibit D and in accordance with the provisions thereof) to the extent the same has not been previously delivered to Tenant.

          (e) SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT. The Premises are not currently encumbered by a Landlord's Mortgagee. Landlord shall use reasonable efforts to obtain a subordination, non-disturbance and attornment agreement ("SNDA") from any Landlord's Mortgagee, in a form reasonably acceptable to Tenant and such Landlord's Mortgagee or other institutional lenders; however, Landlord's failure to obtain such agreement shall not constitute a default by Landlord hereunder or prohibit the mortgaging of the Premises; and further provided that any costs associated with obtaining such subordination, non-disturbance and attornment agreement shall be paid by Tenant within fifteen (15) days after Landlord's written request therefor. The subordination of Tenant's rights hereunder to any Landlord's Mortgagee under
Section 13(a) shall be conditioned
upon such Landlord's Mortgagee's execution and delivery of an SNDA in a form reasonably acceptable to Tenant and such Landlord's Mortgagee or other institutional lenders.

     14. RULES AND REGULATIONS. Tenant shall comply with the rules and regulations of the Project which are attached hereto as Exhibit C. Landlord may, from time to time, reasonably change such rules and regulations for the safety, care, or cleanliness of the Project and related facilities, provided that such changes are applicable to all tenants of the Project, will not unreasonably interfere with Tenant's use of the Premises and are enforced by Landlord in a non-discriminatory manner. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

     15. CONDEMNATION.

          (a) TOTAL TAKING. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "TAKING"), this Lease shall terminate as of the date of the Taking.

          (b) PARTIAL TAKING - TENANT'S RIGHTS. If any material part of the Building and/or all reasonable means of access to the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Building in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than three hundred sixty-five (365) consecutive days or for more than forty-five (45) days during the last year of the Term, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

          (c) PARTIAL TAKING - LANDLORD'S RIGHTS. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 15(b).

          (d) TEMPORARY TAKING. If all or any portion of the Premises becomes subject to a Taking for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all of the terms, conditions and covenants of this Lease, including the payment of Basic Rent and all other amounts required hereunder. If any such temporary Taking terminates prior to the expiration of the Term, Tenant shall restore the Premises as nearly as possible to the condition prior to such temporary Taking to the extent of the award received by Tenant. Landlord shall be entitled to receive the entire award for any such temporary Taking, except that Tenant shall be entitled to receive the portion of such award which (1) compensates Tenant for its loss of use of the Premises within the Term and (2) reimburses Tenant for the reasonable out-of-pocket costs actually incurred by Tenant to restore the Premises.

          (e) AWARD. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Land, the Building, and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

          (f) RESTORATION. In the event of any Taking of less than the whole of the Building which does not result in a termination of this Lease, (1) Landlord, at its expense but only to the extent of the award actually received by Landlord pursuant to such Taking (after deducting any reasonable expenses incurred in connection with such Taking), shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the affected Building to the extent practicable, and (2) if requested by either party, Landlord and Tenant shall promptly execute an amendment to this Lease confirming the deletion from the Building of the space subject to the Taking.

     16. FIRE OR OTHER CASUALTY.

          (a) REPAIR ESTIMATE. If the Premises or the Building are damaged by fire or other casualty (a "CASUALTY"), Landlord shall, within seventy-five (75) days after such Casualty, deliver to Tenant a good faith estimate (the "DAMAGE NOTICE") of the time needed to repair the damage caused by such Casualty.

          (b) TENANT'S RIGHTS. If a material portion of the Premises is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within two hundred ten (210) days after the commencement of repairs (the "REPAIR PERIOD"), then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. If the Building is materially damaged by fire or other casualty during the last twelve (12) months of the Term and Tenant has not exercised its Term extension rights under this Lease, then Tenant shall have the right, exercisable by notice to Landlord delivered within thirty (30) days after the date of such fire or other casualty, to terminate this Lease, effective as of the later of date of delivery of such notice or the date Tenant vacates and surrenders the Premises in accordance with the provisions of this Lease.

          (c) LANDLORD'S RIGHTS. If a Casualty damages the Premises or a material portion of the Building and (1) Landlord estimates that the damage to the Premises cannot be repaired within the Repair Period, (2) the damage to the Premises exceeds 50% of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord, and such damage occurs during the last two years of the Term, (3) regardless of the extent of damage to the Premises, the damage is not fully covered by Landlord's insurance policies or Landlord makes a good faith determination that restoring the Building would be uneconomical, or
(4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

          (d) REPAIR OBLIGATION. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any alterations or betterments within the Premises or any furniture, equipment, trade fixtures or personal property of Tenant or others in the Premises or the Building, and Landlord's obligation to repair or restore the Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. If this Lease is terminated under the provisions of this Section 16, Landlord shall be entitled to the full proceeds of the insurance policies providing coverage for all alterations, improvements and betterments in the Premises. If Landlord does not complete the restoration of the Premises within sixty (60) days after the time period estimated by Landlord to repair the damage caused by such Casualty as specified in the Damage Notice, as the same may be extended by force majeure or delays caused by a Tenant Party, Tenant may terminate this Lease by delivering written notice to Landlord and Landlord's Mortgagee within ten (10) days following the expiration of such 60-day period (as the same may be extended as set forth above) and prior to the date upon which Landlord substantially completes such restoration. Such termination shall be effective as of the date specified in Tenant's termination notice (but not earlier than thirty (30) days nor later than ninety (90) days after the date of such notice) as if such date were the date fixed for the expiration of the Term. If Tenant fails to timely give such termination notice, Tenant shall be deemed to have waived its right to terminate this Lease, time being of the essence with respect thereto. Notwithstanding the foregoing, if upon the receipt of Tenant's written election to terminate this Lease as provided in this Section 16(d), Landlord reasonably believes it can complete the restoration of the Premises within thirty (30) days following the receipt of such notice, Landlord may, in its sole discretion, elect to proceed with such restoration and, provided Landlord substantially completes such restoration within such 30-day period, Tenant's election to terminate shall be null and void.

          (e) ABATEMENT OF RENT. If the Premises are damaged by Casualty, Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of Landlord's repairs (or until the date of termination of this Lease by Landlord or Tenant as provided above, as the case may be), unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

     17. PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises or in or on the Building or Project. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within 30 days following written request therefor, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with Law and if the non-payment thereof does not pose a threat of loss or seizure of the Project or interest of Landlord therein or impose any fee or penalty against Landlord.

     18. EVENTS OF DEFAULT. Each of the following occurrences shall be an "EVENT OF DEFAULT":

          (a) PAYMENT DEFAULT. Tenant's failure to pay Rent within five (5) days after Landlord has delivered written notice to Tenant that the same is past due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Tenant fails to pay Rent when due and, during the 12 month interval preceding such failure, Landlord has given Tenant written notice of failure to pay Rent on two (2) occasions;

          (b) Intentionally Omitted

          (c) ESTOPPEL. Tenant fails to provide any estoppel certificate after Landlord's written request therefor pursuant to Section 26(e) and such failure shall continue for five (5) days after Landlord's second written notice thereof to Tenant;

          (d) INSURANCE. Tenant fails to procure, maintain and deliver to Landlord evidence of the insurance policies and coverages as required under
Section 12(a), and such failure shall continue for five (5) days after Landlord's written notice thereof to Tenant;

          (e) MECHANIC'S LIENS. Tenant fails to pay and release of record, or diligently contest and bond around, any mechanic's lien filed against the Premises or the Project for any work performed, materials furnished, or obligation incurred by or at the request of Tenant, within the time and in the manner required by Section 8(d);

          (f) OTHER DEFAULTS. Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than thirty (30) days after Landlord has delivered to Tenant written notice thereof; however, if such failure cannot be cured within such 30-day period (thus excluding, for example, Tenant's obligation to provide Landlord evidence of Tenant's insurance coverage) and Tenant commences to cure such failure within such 30-day period and thereafter diligently pursues such cure to completion, then such failure shall not be an Event of Default unless it is not fully cured within an additional sixty (60) days after the expiration of the 30-day period; and

          (g) INSOLVENCY. The filing of a petition by or against Tenant (the term "TENANT" shall include, for the purpose of this Section 18(g), any guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease;
(4) for the reorganization or modification of Tenant's capital structure; or (5) in any assignment for the benefit of creditors proceeding; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

     19. REMEDIES. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any one or more of the following actions:

          (a) TERMINATION OF LEASE. Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of
(1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 20(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term plus Landlord's estimate of aggregate expenses of reletting the Premises, minus (B) the then present fair rental value of the Premises for such period, similarly discounted;

          (b) TERMINATION OF POSSESSION. Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 20(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. If Landlord elects to proceed under this
Section 19(b), Landlord may remove all of Tenant's property from the Premises and store the same in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, without becoming liable for any loss or damage which may be occasioned thereby. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building and Landlord shall not be obligated to accept any prospective tenant proposed by Tenant unless such proposed tenant meets all of Landlord's leasing criteria. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 19(b). If Landlord elects to proceed under this
Section 19(b), it may at any time elect to terminate this Lease under Section 19(a); provided, however, in no event shall Tenant be required to pay any sums due under this Lease for any given period more than once; or

          (c) PERFORM ACTS ON BEHALF OF TENANT. Perform any act Tenant is obligated to perform under the terms of this Lease (and enter upon the Premises in connection therewith if necessary) in Tenant's name and on Tenant's behalf, without being liable for any claim for damages therefor, and Tenant shall reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease (including, but not limited to, collection costs and legal expenses), plus interest thereon at the Default Rate.

     20. PAYMENT BY TENANT; NON-WAIVER; CUMULATIVE REMEDIES.

          (a) PAYMENT BY TENANT. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of its rights, remedies, and recourses arising out of the default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

          (b) NO WAIVER. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of

Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

          (c) CUMULATIVE REMEDIES. Any and all remedies set forth in this Lease:
(1) shall be in addition to any and all other remedies Landlord may have at law or in equity, (2) shall be cumulative, and (3) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. Additionally, Tenant shall defend, indemnify and hold harmless Landlord, Landlord's Mortgagee and their respective representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees) arising from Tenant's failure to perform its obligations under this Lease.

     21. INTENTIONALLY OMITTED.

     22. SURRENDER OF PREMISES. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 15 and 16 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant (but Tenant may not remove any such item which was paid for, in whole or in part, by Landlord or any wiring or cabling unless Landlord requires such removal). All alterations, additions or improvements made in or upon the Premises shall, at Landlord's option, (to be exercised pursuant to following sentence), either be removed by Tenant prior to the end of the Term (and Tenant shall repair all damage caused thereby), or shall remain in the Premises at the end of the Term without compensation to Tenant. In connection with Landlord's review and approval of any of Tenant's proposed alterations, additions or improvements to the Premises, Landlord may notify Tenant in writing, contemporaneously with Landlord's notice of approval to Tenant with respect to the improvements in question, that Landlord will require Tenant to remove such alterations prior to the expiration of the Term; however, if Tenant submits plans and specifications to Landlord for proposed alterations, additions or improvements to the Premises and delivers a Removal Notice (defined below) to Landlord contemporaneously with such submission by Tenant, and Landlord fails to notify Tenant that Tenant will be required to remove such alterations, additions or improvements to the Premises at the expiration of the Term, Landlord may not request such removal at the expiration of the Term. A "Removal Notice" means a written notice from Tenant to Landlord that conspicuously states in bold, uppercase typeface that Tenant will not be required to remove the alterations, additions or improvements in question at the end of the Term unless, contemporaneously with Landlord's notice of approval to Tenant with respect to the improvements in question, Landlord notifies Tenant in writing that Landlord will require Tenant to remove such alterations prior to the expiration of the Term. Notwithstanding the foregoing, if Tenant does not obtain Landlord's prior written consent for any alterations, additions or improvements to the Premises (whether such approval is required hereunder or otherwise), Tenant shall, at Landlord's written request, remove all such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, conduits, cabling, and furniture (including Tenant's Off-Premises Equipment) as Landlord may request; however, Tenant shall not be required to remove any addition or improvement to the Premises or the Project if Landlord has specifically agreed in writing that the improvement or addition in question need not be removed. Tenant shall repair all damage caused by such removal. Notwithstanding the foregoing, Landlord hereby acknowledges that Landlord will not require the removal or restoration of the improvements set forth on the Space Plans attached hereto as Exhibit D-1 at the expiration of the Term provided Tenant has complied with its maintenance and repair obligations under this Lease. All items not so removed shall, at Landlord's option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 22 shall survive the end of the Term.

     23. HOLDING OVER. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over,
(a) Tenant shall pay, in addition to the other Rent, Basic Rent equal to 150% of the Rent payable during the last month of the Term, and (b) Tenant shall otherwise continue to be subject to all of Tenant's obligations under this Lease. The provisions of this Section 23 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises within thirty (30) days after the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

     24. CERTAIN RIGHTS RESERVED BY LANDLORD. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

          (a) BUILDING OPERATIONS. Upon twenty-four (24) hours prior written or verbal notice to Tenant's Office Manager at the Premises, and with respect to the performance of Landlord's obligations under this Lease, to make inspections, repairs, alterations, additions, changes, or improvements in and about the Project, or any part thereof, to enter upon the Premises (after giving Tenant reasonable notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; and to interrupt or temporarily suspend Building services and facilities during Landlord's diligent performance of its obligations under this Lease provided Tenant shall be able to access the Building;

          (b) SECURITY. To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time;

          (c) PROSPECTIVE PURCHASERS AND LENDERS. Upon twenty-four (24) hours prior written or verbal notice to Tenant's Office Manager at the Premises, to enter the Premises at all reasonable hours to show the Premises to prospective purchasers or lenders; and

          (d) PROSPECTIVE TENANTS. At any time during the last nine (9) months of the Term (or earlier if Tenant has notified Landlord in writing that it does not desire to renew the Term) or at any time following the occurrence of an Event of Default, and in each case upon twenty-four (24) hours prior written or verbal notice to Tenant's Office Manager at the Premises, to enter the Premises at all reasonable hours to show the Premises to prospective tenants.

     25. INTENTIONALLY OMITTED.

     26. MISCELLANEOUS.

          (a) LANDLORD TRANSFER. Landlord may transfer any portion of the Project and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes in writing Landlord's obligations hereunder arising from and after the transfer date.

          (b) LANDLORD'S LIABILITY. The liability of Landlord (and its partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Premises, net proceeds derived from the sale thereof, and, to the extent actually received by Landlord (thus excluding amounts paid to Landlord's Mortgagees), insurance proceeds and condemnation awards, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency.

          (c) FORCE MAJEURE. Other than for Landlord's or Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, terrorist acts or activities, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

          (d) BROKERAGE. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Cushman & Wakefield of Massachusetts, Inc. and Richards Barry Joyce & Partners, each of whose commission shall be paid by Landlord pursuant to a separate written agreement. Except as set forth in the immediately preceding sentence, Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, liens and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

          (e) ESTOPPEL CERTIFICATES. From time to time, Tenant shall furnish to any party designated by Landlord, within fifteen (15) days after Landlord has made a written request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. Unless otherwise required by Landlord's Mortgagee or a prospective purchaser or mortgagee of the Project, the initial form of estoppel certificate to be signed by Tenant is attached hereto as Exhibit F. If Tenant does not deliver to Landlord the certificate signed by Tenant within such required time period, Landlord, Landlord's Mortgagee and any prospective purchaser or mortgagee, may conclusively presume and rely upon the following facts: (1) this Lease is in full force and effect: (2) the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord: (3) not more than one monthly installment of Basic Rent and other charges have been paid in advance: (4) there are no claims against Landlord nor any defenses or rights of offset against collection of Rent or other charges: and (5) Landlord is not in default under this Lease. In such event, Tenant shall be estopped from denying the truth of the presumed facts.

          (f) NOTICES. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended addressee, (3) sent by a nationally recognized overnight courier service, or (4) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder. All notices shall be effective upon delivery to the address of the addressee (even if such addressee refuses delivery thereof). The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

          (g) SEPARABILITY. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

          (h) AMENDMENTS; BINDING EFFECT; NO ELECTRONIC RECORDS. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. Landlord and Tenant hereby agree not to conduct the transactions or communications contemplated by this Lease by electronic means, except by facsimile transmission as specifically set forth in
Section 26(f); nor shall the use of the phrase "in writing" or the word "written" be construed to include electronic communications except by facsimile transmissions as specifically set forth in Section 26(f). The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

          (i) QUIET ENJOYMENT. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

          (j) NO MERGER. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

          (k) NO OFFER. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

          (l) ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

          (m) WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF OR WITH RESPECT TO THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

          (n) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located.

          (o) NOTICE OF LEASE. Tenant agrees not to record this Lease and, subject to the provisions of Section 26(u) below, to keep the terms of this Lease confidential, but each party hereto agrees, at the request of the other, to execute a so-called Notice of Lease in the form attached hereto as Exhibit I complying with applicable law. In no event shall such document set forth the Rent or other charges payable by Tenant hereunder. Tenant hereby grants to Landlord a power of attorney to execute and record a release releasing such Notice following the expiration or earlier termination of the Term of this Lease.

          (p) WATER OR MOLD NOTIFICATION. To the extent Tenant or its agents or employees discover any water leakage, water damage or mold in or about the Premises or Project, Tenant shall promptly notify Landlord thereof in writing.

          (q) JOINT AND SEVERAL LIABILITY. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease. All unperformed obligations of Tenant hereunder not fully performed at the end of the Term shall survive the end of the Term, including payment obligations with respect to Rent and all obligations concerning the condition and repair of the Premises.

          (r) FINANCIAL REPORTS. Within fifteen (15) days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant's most recent annual and quarterly reports. Tenant will discuss its financial statements with Landlord and, following the occurrence of an Event of Default hereunder, will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements except (1) to Landlord's Mortgagee or prospective mortgagees or purchasers of the Building or Landlord's attorneys, (2) to the parties' attorneys in litigation between Landlord and Tenant, and/or (3) if required by court order, provided that with respect to items (1) and (2) of this sentence, Landlord shall first obtain a non-disclosure agreement from each such mortgagee, purchaser or attorney on terms reasonably satisfactory to Tenant, Landlord, Landlord's Mortgagees and Landlord's attorneys, as applicable. Tenant shall not be required to deliver the financial statements required under this Section 26(r) more than once in any 12-month period unless requested by Landlord's Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

          (s) LANDLORD'S FEES. Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys', engineers' or architects' fees, within 30 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

          (t) TELECOMMUNICATIONS. Tenant acknowledges that Landlord shall not be required to provide or arrange for any telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems ("TELECOMMUNICATIONS SERVICES") and that Landlord shall have no liability to any Tenant Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services. Tenant shall comply with the provisions of this Lease, including, without limitation, the provisions of
Section 8 hereof, in connection with the installation of any Telecommunications Services or any equipment or facilities relating thereto.

          (u) CONFIDENTIALITY. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent; however, Tenant may disclose the terms and conditions of this Lease if required by Law or court order, and to its attorneys, accountants, employees and existing or prospective financial partners provided same are advised by Tenant of the confidential nature of such terms and conditions and agree to maintain the confidentiality thereof (in each case, prior to disclosure). Tenant shall be liable for any disclosures made in violation of this Section by Tenant or by any entity or individual to whom the terms of and conditions of this Lease were disclosed or made available by Tenant. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

          (v) AUTHORITY. Tenant (if a corporation, partnership or other business entity) hereby represents and warrants to Landlord that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Tenant is authorized to do so. Landlord hereby represents and warrants to Tenant that Landlord is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Landlord has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Landlord is authorized to do so.

          (w) ROOFTOP EQUIPMENT. Tenant may install, at Tenant's risk and expense and to be used solely by Tenant, an array of antennas (not to exceed forty (40) antennas without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed), including GPS receivers, omni antennas, and a dish style antennae, none of which shall be more than six (6) feet in diameter (the "ROOFTOP EQUIPMENT") on the roof or the upper edge of the rear of the Building at a location approved by Landlord. The Rooftop Equipment shall be used only by Tenant. Before installing the Rooftop Equipment, Tenant shall submit to Landlord for its approval plans and specifications which (A) specify in detail the design, location and size of the Rooftop Equipment and (B) are sufficiently detailed to allow for the installation of the Rooftop Equipment in a good and workmanlike manner and in accordance with all Laws. None of the Rooftop Equipment shall protrude more than five (5) feet above the elevation of the roof on which it is installed and all such equipment to the extent reasonably practicable must be painted in a color reasonably acceptable to Landlord to minimize visibility. If Landlord approves of such plans, Tenant shall install (in a good and workmanlike manner), maintain and use the Rooftop Equipment in accordance with all Laws and shall obtain all consents and permits required for the installation and operation thereof; copies of all such permits and evidence of such consents must be submitted to Landlord before Tenant begins to install the Rooftop Equipment. Tenant shall thereafter maintain all permits necessary for the maintenance and operation of the Rooftop Equipment while it is on the Building and operate and maintain the Rooftop Equipment in such a manner so as not to unreasonably interfere with any equipment (including any other satellite, antennae, or other transmission facility) on the Building's roof or in the Building. To the extent reasonably practicable, Landlord may require that Tenant screen the Rooftop Equipment seen from the street with a parapet or other screening device acceptable to Landlord. Tenant shall maintain the Rooftop Equipment and screening device, if applicable, in good repair and condition. Upon Landlord's written request (but not otherwise), Tenant shall, at its risk and expense, remove the Rooftop Equipment (including all wiring related thereto), within five (5) days after the occurrence of any of the following events: (i) the termination of Tenant's right to possess the Premises; (ii) the termination of this Lease; (iii) the expiration of the Term; or (iv) the vacation of the Premises by Tenant and any and all assignees and/or sublessees approved by Landlord hereunder for a period of greater than sixty (60) consecutive days (but prior to the termination of this Lease or Tenant's right to possession of the Premises). If Tenant fails to do so, Landlord may remove all or any part of the Rooftop Equipment and store or dispose of it in any manner Landlord deems appropriate without liability to Tenant; Tenant shall reimburse Landlord for all costs incurred by Landlord in connection therewith within ten (10) days after Landlord's request therefor. Tenant shall repair any damage to the Building caused by or relating to the Rooftop Equipment, including that which is caused by its installation, maintenance, use, or removal and shall indemnify Landlord against all liabilities, losses, damages, and costs arising from the installation, maintenance, use, or removal of the Rooftop Equipment (UNLESS THE LIABILITIES, LOSSES, DAMAGES, AND COSTS IN QUESTION WERE CAUSED BY LANDLORD'S SOLE OR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). All work relating to the Rooftop Equipment shall, at Tenant's expense, be coordinated with Landlord's roofing contractor so as not to affect any warranty for the Building's roof and shall not penetrate the roof.

          (x) SIGNAGE. Tenant shall have the right to install exterior signage on the exterior monument of the Premises and on the exterior of the Building. All such exterior monument signage and exterior Building signage must be installed and maintained in accordance with all Laws and subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned, or delayed

          (y) LIST OF EXHIBITS. All exhibits and attachments attached hereto are incorporated herein by this reference.

          Exhibit A - Site Plan of Premises
          Exhibit B - Description of the Land
          Exhibit C - Building Rules and Regulations
          Exhibit D - Tenant Finish-Work: Allowance
          Exhibit D-1 - Tenant's Space Plans
          Exhibit D-2 - List of Approved Contractors and Subcontractors Exhibit E - Form of Confirmation of Commencement Date Letter Exhibit F - Form of Tenant Estoppel Certificate
          Exhibit G - Renewal Option
          Exhibit H - Letter of Credit
          Exhibit I - Notice of Lease
          Exhibit J - 2005 Estimated Operating Costs
          Exhibit K - List of Windows to be Replaced by Landlord Exhibit L - List of Items Used by Tenant Containing Hazardous
                      Materials
          Exhibit M - Tenant's Proposed Parking Lot Expansion Plan

          (z) PROHIBITED PERSONS AND TRANSACTIONS.

          Tenant represents and warrants that neither Tenant nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC" of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 4, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not Transfer this Lease to, contract with or otherwise engage in any dealings or transactions or be otherwise associated with such persons or entities.

          (aa) LANDLORD'S DEFAULT. Except as provided below in this Section 26(aa), and except where the provisions of this Lease grant Tenant an express, exclusive remedy, or expressly deny Tenant a remedy, Tenant's exclusive remedy for Landlord's failure to perform its obligations under this Lease following the Commencement Date shall be limited to damages, injunctive relief, or specific performance; in each case, Landlord's liability or obligations with respect to any such remedy shall be limited as provided in Section 26(b). Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder following the Commencement Date and such failure continues for thirty
(30) days after Tenant delivers to Landlord written notice specifying such failure; however, if such failure cannot reasonably be cured within such 30-day period, but Landlord commences to cure such failure within such 30-day period and thereafter diligently pursues the curing thereof to completion, then Landlord shall not be in default hereunder or liable for damages therefor.

          (bb) FAILURE OF TENANT TO CONTINUOUSLY OCCUPY THE PREMISES. If, for more than nine (9) months in any twelve (12) month period, Tenant (1) abandons or vacates the Premises or any substantial portion thereof or (2) fails to continuously operate its business in the Premises, Landlord may cancel this Lease (at its option and in its sole discretion) upon giving written notice to Tenant as of the date specified in such notice. If Landlord cancels this Lease, then this Lease shall cease and Tenant shall pay to Landlord all Rent accrued through the cancellation date. Thereafter, Landlord may lease the Premises (or any portion thereof) to any person without liability to Tenant.

     27. LETTER OF CREDIT.

          (a) GENERAL PROVISIONS. Concurrently with Tenant's execution of this Lease, Tenant shall deliver to Landlord, as collateral for the full performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, a standby, unconditional, irrevocable, transferable letter of credit (the "LETTER OF CREDIT") in the form of Exhibit H hereto and containing the terms required herein, in the face amount of $142,245.00 (the "LETTER OF CREDIT AMOUNT"), naming Landlord as beneficiary, issued (or confirmed) by a financial institution acceptable to Landlord in Landlord's sole discretion (it being hereby acknowledged that Silicon Valley Bank is an acceptable financial institution for the purposes of issuing the Letter of Credit as of the Lease
Date), permitting multiple and partial draws thereon, and otherwise in form acceptable to Landlord in its sole discretion. Tenant shall cause the Letter of Credit to be continuously maintained in effect (whether through replacement, renewal or extension) in the Letter of Credit Amount through the date (the "FINAL LC EXPIRATION DATE") that is one hundred twenty (120) days after the scheduled expiration date of the Term or any renewal Term. If the Letter of Credit held by Landlord expires earlier than the Final LC Expiration Date (whether by reason of a stated expiration date or a notice of termination or non-renewal given by the issuing bank), Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord not later than thirty
(30) days prior to the expiration date of the Letter of Credit then held by Landlord. Any renewal or replacement Letter of Credit shall comply with all of the provisions of this Section, shall be irrevocable, transferable and shall remain in effect (or be automatically renewable) through the Final LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its sole discretion.

          (b) DRAWINGS UNDER LETTER OF CREDIT. Landlord shall have the right to draw upon the Letter of Credit, in whole or in part, at any time and from time to time:

               If an Event of Default occurs; or

               If the Letter of Credit held by Landlord expires earlier than the Final LC Expiration Date (whether by reason of a stated expiration date or a notice of termination or non-renewal given by the issuing bank), and Tenant fails to deliver to Landlord, at least thirty (30) days prior to the expiration date of the Letter of Credit then held by Landlord, a renewal or substitute Letter of Credit that is in effect and that complies with the provisions of this
Section 27.

     No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of

Landlord to draw upon the Letter of Credit upon the occurrence of any Event of Default by Tenant under this Lease or upon the occurrence of any of the other events described above in this Section 27(b).

          (c) USE OF PROCEEDS BY LANDLORD. The proceeds of the Letter of Credit may be applied by Landlord against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any default by Tenant under this Lease. Landlord shall deposit any unused proceeds in a separate account in the name of Landlord or its designee at a financial institution selected by Landlord in its sole discretion (the "LC PROCEEDS ACCOUNT"). Landlord may apply funds from the LC Proceeds Account against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any default by Tenant under this Lease. Tenant hereby grants Landlord a security interest in the LC Proceeds Account and agrees that, in addition to all other rights and remedies available to Landlord under applicable Law, Landlord shall have all rights of a secured party under the Massachusetts Uniform Commercial Code with respect to the LC Proceeds Account. The LC Proceeds Account shall be under the sole control of Landlord. Tenant shall not have any right to direct the disposition of funds from the LC Proceeds Account or any other right or interest in the LC Proceeds Account. Tenant shall, at any time and from time to time, execute, acknowledge and deliver such documents and take such actions as Landlord or the bank with which the LC Proceeds Account is maintained may reasonably request concerning the creation or perfection of the security interest granted to Landlord in (including Landlord's control of) LC Proceeds Account or to effect the provisions of this Section 27(c). Tenant does hereby make, constitute and appoint Landlord its true and lawful attorney-in-fact, for it and in its name, place and stead, to execute and deliver all such instruments and documents, and to do all such other acts and things, as Landlord may deem to be necessary or desirable to protect and preserve the rights granted to Landlord under this Section 27(c). Tenant hereby grants to Landlord the full power and authority to appoint one or more substitutes to perform any of the acts that Landlord is authorized to perform under this Section 27(c), with a right to revoke such appointment of substitution at Landlord's pleasure. The power of attorney granted pursuant to this Section 27(c) is coupled with an interest and therefore is irrevocable. Any person dealing with Landlord may rely upon the representation of Landlord relating to any authority granted by this power of attorney, including the intended scope of the authority, and may accept the written certificate of Landlord that this power of attorney is in full force and effect. Photographic or other facsimile reproductions of this executed Lease may be made and delivered by Landlord, and may be relied upon by any person to the same extent as though the copy were an original. Anyone who acts in reliance upon any representation or certificate of Landlord, or upon a reproduction of this Lease, shall not be liable for permitting Landlord to perform any act pursuant to this power of attorney. Provided Tenant has performed all of its obligations under this Lease, Landlord agrees to pay to Tenant within thirty
(30) days after the Final LC Expiration Date the amount of any proceeds of the Letter of Credit received by Landlord and not applied against any Rent payable by Tenant under this Lease that was not paid when due or used to pay for any losses and/or damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any default by Tenant under this Lease and return the Letter of Credit to Tenant; provided, that if prior to the Final LC Expiration Date a voluntary petition is filed by Tenant or any Guarantor, or an involuntary petition is filed against Tenant or any Guarantor by any of Tenant's or Guarantor's creditors, under the Federal Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused Letter of Credit proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed, in each case pursuant to a final court order not subject to appeal or any stay pending appeal.

          (d) ADDITIONAL COVENANTS OF TENANT. If, as result of any application or use by Landlord of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than the Letter of Credit Amount, Tenant shall, within ten (10) days following notice from Landlord of the same, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 27 and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in this Lease, the same shall constitute an uncurable Event of Default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof or any interest in the LC Proceeds Account and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

          (e) TRANSFER OF LETTER OF CREDIT. Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer all or any portion of its interest in and to the Letter of Credit to another party, person or entity, including Landlord's Mortgagee and/or to have the Letter of Credit reissued in the name of Landlord's Mortgagee. If Landlord transfers its interest in the Building and transfers the Letter of Credit (or any proceeds thereof then held by Landlord) in whole or in part to the transferee, Landlord shall, without any further agreement between the parties hereto, thereupon be released by Tenant from all liability therefor. The provisions hereof shall apply to every transfer or assignment of all or any part of the Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, at Tenant's sole cost and expense, execute and submit to the issuer of the Letter of Credit such applications, documents and instruments as may be necessary to effectuate such transfer. The issuer's transfer and processing fees in connection with any transfer of the Letter of Credit shall be capped at one-quarter of one percent (1/4%).

          (f) NATURE OF LETTER OF CREDIT. Landlord and Tenant (1) acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or any proceeds thereof (including the LC Proceeds Account) be deemed to be or treated as a "security deposit" under any Law applicable to security deposits in the commercial context ("SECURITY DEPOSIT LAWS"), (2) acknowledge and agree that the Letter of Credit (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (3) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

     28. ENVIRONMENTAL REQUIREMENTS.

          (a) PROHIBITION AGAINST HAZARDOUS MATERIALS. Except for Hazardous Materials (as hereinafter defined) contained in products used by Tenant in de minimis quantities for ordinary cleaning and business purposes and those items listed on Exhibit L, Tenant shall not permit or cause any party to bring any Hazardous Materials upon the Premises or in the Project or transport, store, use, generate, manufacture, dispose, or release any Hazardous Materials on or from the Premises or the Project without Landlord's prior written consent. Tenant, at its sole cost and expense, shall operate its business in the Premises in strict compliance with all Environmental Requirements (as hereinafter defined) and all requirements of this Lease. Tenant shall complete and certify to disclosure statements as requested by Landlord from time to time relating to Tenant's transportation, storage, use, generation, manufacture, or release of Hazardous Materials on the Premises or in the Project, and Tenant shall promptly deliver to Landlord a copy of any notice of violation relating to the Premises or the Project of any Environmental Requirement.

          (b) ENVIRONMENTAL REQUIREMENTS. The term "ENVIRONMENTAL REQUIREMENTS" means all Laws regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project or the environment including the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act and all state and local counterparts thereto, and any common or civil law obligations including nuisance or trespass, and any other requirements of Section 4 and Exhibit C of this Lease. The term "HAZARDOUS MATERIALS" means and includes any substance, material, waste, pollutant, or contaminant that is or could be regulated under any Environmental Requirement or that may adversely affect human health or the environment, including any solid or hazardous waste, hazardous substance, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, synthetic gas, polychlorinated biphenyls (PCBs), and radioactive material). For purposes of Environmental Requirements, to the extent authorized by law, Tenant is and shall be deemed to be the responsible party, including the "owner" and "operator" of Tenant's "facility" and the "owner" of all Hazardous Materials brought on the Premises or the Project by a Tenant Party and the wastes, by-products, or residues generated, resulting, or produced therefrom.

          (c) REMOVAL OF HAZARDOUS MATERIALS. Tenant, at its sole cost and expense, shall remove all Hazardous Materials stored, disposed of or otherwise released by a Tenant Party onto or from the Premises or the Project, in a manner and to a level satisfactory to Landlord in its sole discretion, but in no event to a level and in a manner less than that which complies with all Environmental Requirements and does not limit any future uses of the Premises or the Project or require the recording of any deed restriction or notice regarding the Premises or the Project. Tenant shall perform such work at any time during the period of this Lease upon written request by

Landlord or, in the absence of a specific request by Landlord, before Tenant's right to possession of the Premises terminates or expires. If Tenant fails to perform such work within the time period specified by Landlord or before Tenant's right to possession terminates or expires (whichever is earlier), Landlord may at its discretion, and without waiving any other remedy available under this Lease or at law or equity (including an action to compel Tenant to perform such work), perform such work at Tenant's cost. Tenant shall pay all costs incurred by Landlord in performing such work within ten days after Landlord's request therefor. Such work performed by Landlord is on behalf of Tenant and Tenant remains the owner, generator, operator, transporter, and/or arranger of the Hazardous Materials for purposes of Environmental Requirements. Tenant agrees not to enter into any agreement with any person, including any governmental authority, regarding the removal of Hazardous Materials that have been disposed of or otherwise released onto or from the Premises or the Project without the written approval of the Landlord.

          (d) TENANT'S INDEMNITY. Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including diminution in value of the Premises or the Project and loss of rental income from the Project), claims, demands, actions, suits, damages (including punitive damages), expenses (including remediation, removal, repair, corrective action, or cleanup expenses), and costs (including actual attorneys' fees, consultant fees or expert fees and including removal or management of any asbestos brought into the Premises or the Project or disturbed in breach of the requirements of this
Section 28, regardless of whether such removal or management is required by Law) which are brought or recoverable against, or suffered or incurred by Landlord as a result of any release of Hazardous Materials or any breach of the requirements under this Section 28 by a Tenant Party regardless of whether Tenant had knowledge of such noncompliance. Notwithstanding any provisions in this Section 28 to the contrary, Tenant shall not be required to remove or remediate any contamination resulting from the presence of Hazardous Materials existing upon or under the Premises or the Building prior to the Lease Date unless any Tenant Party exacerbates such existing contamination and shall be released from all liability relating to the presence of Hazardous Materials existing upon or under the Premises or the Building prior to the Lease Date unless any Tenant Party exacerbates such existing contamination. The obligations of Tenant under this
Section 28 shall survive any expiration or termination of this Lease.

          (e) INSPECTIONS AND TESTS. Landlord shall have access to, and a right, at its sole cost and expense and following written notice to Tenant, to perform inspections and tests of, the Premises to determine Tenant's compliance with Environmental Requirements, its obligations under this Section 28, or the environmental condition of the Premises. Access shall be granted to Landlord upon Landlord's prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant's operations. Such inspections and tests shall be conducted at Landlord's expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant. Tenant shall promptly notify Landlord of any communication or report that Tenant makes to any governmental authority regarding any possible violation of Environmental Requirements or release or threat of release of any Hazardous Materials onto or from the Premises or the Project. Tenant shall, within five (5) days of receipt thereof, provide Landlord with a copy of any documents or correspondence received from any governmental agency or other party relating to a possible violation of Environmental Requirements or claim or liability associated with the release or threat of release of any Hazardous Materials onto or from the Premises or the Project.

          (f) TENANT'S FINANCIAL ASSURANCE IN THE EVENT OF A BREACH. In addition to all other rights and remedies available to Landlord under this Lease or otherwise, Landlord may, in the event of a breach of the requirements of this
Section 28 that is not cured within thirty (30) days following notice of such breach by Landlord, require Tenant to provide financial assurance (such as insurance, escrow of funds or third party guarantee) in an amount and form satisfactory to Landlord. The requirements of this Section 28 are in addition to and not in lieu of any other provision in this Lease. Tenant's obligations under this Section 28 shall also apply to the areas where Tenant's Off-Premises Equipment is located.

          (g) ACM REMOVAL. No asbestos containing material (ACM) shall be removed or disturbed within the Building by anyone other than by someone employed by Landlord. Tenant shall coordinate the demolition portion of the Work (as hereinafter defined in Exhibit D) with the ACM Contractor (as hereinafter defined) chosen by Landlord, and consented to by Tenant (which consent shall not be unreasonably withheld, conditioned or delayed), to perform the ACM Work (as hereinafter defined). Tenant shall complete the demolition portion of the Work before November 22, 2004 and shall turn over control and possession of the Building to Landlord for the performance of the ACM Work on or before 7:00 a.m. on November 22, 2004 and throughout the Abatement Period (as hereinafter defined). If Tenant does not turn over control and possession of the Building to Landlord for the performance of the ACM Work on or before 7:00 a.m. on November 22, 2004, the Abatement Period shall be extended on a day-for-day basis for each day beyond November 22, 2004 in which Tenant fails to turn over control and possession of the Building and for such additional period of time as is reasonably necessary for Landlord to arrange to have the ACM Work performed and to perform the ACM Work.

     Landlord shall have from 7:00 a.m. on November 22, 2004 through 11:59 p.m. on December 11, 2004 (the "ABATEMENT PERIOD") to perform the ACM Work, and no Tenant Parties shall have access to or shall access the Building during the Abatement Period. For the purposes of this Lease: the "ACM WORK" shall mean and include the removal and disposal of all carpeting and ACM identified within the Building by Landlord's consultant and any other ACM within the Building discovered during Tenant's demolition portion of the Work in accordance with all applicable Laws by one of the ACM Contractors chosen by Landlord and consented to by Tenant (which consent shall not be unreasonably withheld, conditioned or delayed); and the "ACM CONTRACTORS" shall mean LVI Environmental Services, Yankee Environmental, Aulson and Response Remediation. The two hundred (200) day period referred to in the definition of the Commencement Date in the Basic Lease Information above shall be extended on a day for day basis for each day beyond the Abatement Period it takes for Landlord to complete the ACM Work except to the extent that any interference by any Tenant Parties causes a delay with the performance of any such ACM Work. Landlord shall deliver a certificate of abatement from the selected ACM Contractor to Tenant after completion of the ACM Work.

     Landlord shall solicit bids to perform the ACM Work from all of the ACM Contractors. Upon receipt of any bid packages from some or all of the ACM Contractors, Landlord shall submit copies of such bid packages to Tenant, together with its choice of the ACM Contractor to perform the ACM Work in accordance with the bid package submitted by said Contractor. Landlord shall choose the ACM Contractor who submits the lowest bid provided said ACM Contractor's bid includes the full scope of the ACM Work. Within five (5) business days of Tenant's receipt of such bid packages and Landlord's choice of the ACM Contractor to perform the ACM Work, Tenant shall consent to Landlord's choice of the ACM Contractor (which consent shall not be unreasonably withheld, conditioned or delayed) or notify Landlord as to why it does not consent; failure of Tenant to timely respond to Landlord's choice of the ACM Contractor shall be deemed to be a consent to said ACM Contractor.

     Landlord and Tenant shall equally share the cost to perform the ACM Work provided such cost does not exceed $70,000. Tenant shall be solely responsible to pay for any portion of the cost to perform the ACM Work in excess of $70,000, such that Landlord's total liability with respect to the cost to perform the ACM Work shall not exceed $35,000. Tenant shall pay Landlord its share of the cost to perform the ACM Work within thirty (30) days of Tenant's receipt of a reasonably detailed invoice (together with any reasonably available supporting documentation) from Landlord pertaining to the performance of the ACM Work.

     29. PARKING. Tenant shall have the right to use as appurtenant to the Premises two hundred fifty-seven (257) parking spaces located on the Premises, which parking spaces shall be shown on the Engineered Parking Plan (as hereinafter defined). Such parking spaces will be available to Tenant without charge during the Term. Landlord shall not be responsible for enforcing Tenant's parking rights against third parties. Subject to Landlord's prior written approval (which approval shall not be unreasonably withheld, conditioned or delayed if the Engineered Parking Plan is substantially similar to the plan attached hereto as Exhibit M) of a final engineered parking plan (the "ENGINEERED PARKING PLAN"), Tenant may expand the parking lot on the Premises as shown on Exhibit M attached hereto at its sole cost and expense provided any such expansion complies with all applicable Law, including, without limitation, local zoning law, and the provisions of this Lease, including, without limitation, the provisions of Section 8 hereof. Landlord shall provide Tenant with an allowance in an amount not to exceed $19,000.00 (the "PARKING ALLOWANCE") to be used to pave over the brick area of the parking lot on the Premises, to fill any existing cracks and seal coat the existing parking areas located on the Premises (with exception of the front lot as shown on Exhibit M) and that portion of the parking areas located on the property known and numbered as 21 Alpha Road to the northwest of the Building which adjoin the parking areas on the Premises (the "ADJOINING 21 ALPHA PARKING AREAS"), to paint "21" or "21 Alpha" on those parking spaces located in the Adjoining 21 Alpha Parking Areas, and to restripe up to 257 parking spaces shown on the Engineered Parking Plan (collectively, the "PARKING WORK").

Portions of the Parking Allowance shall be disbursed to Tenant on or before September 30, 2005, upon Tenant's request thereof, not more than once a month and upon Landlord's receipt of the following: (i) final or partial lien waivers, as the case may be, from all persons performing work or supplying or fabricating materials for the Parking Work, fully executed and acknowledged and in recordable form; and (ii) evidence reasonably satisfactory to Landlord that the portion of the Parking Work relating to said request of Tenant has been completed.

     30. OTHER PROVISIONS. LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

          [NO FURTHER TEXT ON THIS PAGE. SEE NEXT PAGE FOR SIGNATURES]

     IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this Lease to be duly executed as a Massachusetts instrument under seal on the respective dates set forth below, but for reference purposes, this Lease shall be dated as of the date first above written. If the execution date is left blank, this Lease shall be deemed executed as of the date first written above.

LANDLORD:                               W9TIB III REALTY L.L.C.,
                                        a Delaware limited liability company


                                        By: /s/ David Paul
                                            ------------------------------------
                                        Name: David Paul
                                        Title: VP
                                        Execution Date: 10-8-04


TENANT:                                 AIRVANA, INC., a Delaware corporation


                                        By: /s/ David P. Gamache
                                            ------------------------------------
                                        Name: David P. Gamache
                                        Title: CFO
                                        Execution Date: 10-6-04

                                    EXHIBIT A

                              SITE PLAN OF PREMISES

                                      [MAP]

                                    EXHIBIT B

                             DESCRIPTION OF THE LAND

A certain parcel of land with the buildings thereon situated on the Northerly side of Alpha Road in Chelmsford, Mass. and shown as Lot 500 on "Plan of Land in Chelmsford, Mass., as drawn for Raymond A. & Barbara Carye, August, 1980, Merrimack Engineering Services, Inc." which plan is recorded in Middlesex North District Registry of Deeds, Plan Book 132, Plan 13; bounded and described as follows:

Beginning at a point on the Northerly side of Alpha Road in Chelmsford, Middlesex County, Massachusetts, at the Southwesterly corner of land now or formerly of Vibrac Corp., thence running:

S 61 degrees 45'21"W a distance of 145.78' along Alpha Road, to a point of curvature on the sideline of Alpha Road, thence, along the Northerly sideline of Alpha Road, on a curve to the right with a radius of 275' a distance of 185.82' to the point of tangency of the curve, thence along a curve to the left with a radius of 460' a distance of 204.39' to other land of Alpha Development Corporation ("Alpha"), thence

N 28 degrees 14'39"W a distance of 390.74' along land of Alpha to a point, thence

N 61 degrees 45'21" E a distance of 359.80' along land of Alpha to a point, thence

N 28 degrees 14'39"W a distance of 171.82' along land of Alpha to a point, thence

N 48 degrees 35'11"E a distance of 139.60' along land of Alpha to a point, thence

S 28 degrees 51'26"E a distance of 408.65' to a point, thence,

S 61 degrees 45'21"W a distance of 0.10' to a point, thence,

S 28 degrees 14'38"E a distance of 335.00' to the Northerly sideline of Alpha Road, being the point of beginning.

Together with the easements, rights, benefits, and appurtenances described in the following instruments (all recording references refer to the Middlesex North District Registry of Deeds): (a) Dedication of Easements dated October 6, 1981 and recorded in Book 2518, Page 137, as amended by that certain Grant of Easements and Amendment to Dedication dated February 5, 2004 and recorded with said Deeds in Book 18840, Page 119; and (b) Supplementary Dedication of Easements dated March 23, 1982 and recorded in Book 2529, Page 84.

Parcel 2 of 2

A perpetual non-exclusive easement appurtenant to Lot 500 as shown: on the plan referred to in Parcel 1 above for pedestrian and vehicular ingress and egress and the right to connect to and utilize utility lines installed, or to be installed, in or under that portion of Alpha Road which is a private way (and to maintain and report the same) and for all purposes for which public streets and ways may be used in the Town of Chelmsford, Massachusetts in, over and on the private way or street known as "Alpha Road" as said Alpha Road is shown on the Plan recorded with Middlesex North District Registry of Deeds in Plan Book 132 as Plan No. 13, to and from said Lot 500 and to and from those portions of Alpha Road which constitute a public street or way.

NOTE: As used herein the term "recorded" shall mean "recorded with the Middlesex Northern District Registry of Deeds".

                                    EXHIBIT C

                         BUILDING RULES AND REGULATIONS

     The following rules and regulations shall apply to the Premises, the Building, the parking areas associated therewith, and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways, loading dock areas and associated overhead doors, and other similar areas shall not be obstructed by tenants or used by any Tenant or used for purposes other than ingress and egress to and from the leased premises and for going from one to another part of the Building.

     2. Plumbing (including outside drains and sump pumps), fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building visible from the exterior of the Premises without the prior written consent of Landlord.

     4. Tenant, at its expense, shall be responsible for providing all door locks in the Premises and shall provide to Landlord, at Tenant's expense, contemporaneously with the installation of such devices, a master key, card keys, access codes or other means to allow Landlord immediate access to all areas within the Premises.

     5. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     6. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals (other than seeing-eye dogs) shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     7. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them. Tenant shall not introduce, disturb or release asbestos or PCB's into or from the Premises.

     8. Tenant shall not keep in the Building any flammable or explosive fluid or substance (other than typical office supplies [e.g., photocopier toner] used in compliance with all Laws). Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises without the prior written consent of Landlord (except as part of the Work). The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

     9. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     10. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

     11. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot." Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.

     12. Other than outside storage of dumpsters and trash compactors, and trucks and other vehicles and the portable cell tower (which portable cell tower shall be located behind the rear of the Building). Tenant shall not permit storage outside the Building, including dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

     13. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises.

     14. Tenant hall not park or operate any semi-trucks or semi-trailers in the parking areas associated with the Building.

     15. Tenant will not permit any Tenant Party to bring onto the Project any handgun, firearm or other weapons of any kind or illegal drugs.

     16. Tenant shall not permit its employees, invitees or guests to smoke in the Building or the lobbies, passages, corridors, elevators, vending rooms, rest rooms, stairways or any other area shared in common with other tenants in the Building.

                                    EXHIBIT D

                          TENANT FINISH-WORK: ALLOWANCE

                           (Tenant Performs the Work)

     1. ACCEPTANCE OF PREMISES. Except as set forth in this Exhibit, Tenant accepts the Premises in their "AS-IS" condition on the date that this Lease is entered into.

     2. SPACE PLANS.

          (a) PREPARATION AND DELIVERY. Attached hereto as Exhibit D-1 are the space plans and specifications prepared by Flavin Architects (the "ARCHITECT") depicting improvements to be installed in the Premises (the "SPACE PLANS").

          (b) APPROVAL PROCESS. Landlord hereby approves the Space Plans.

     3. WORKING DRAWINGS.

          (a) PREPARATION AND DELIVERY. On or before the tenth (10th) day following the Lease Date (such date is referred to herein as the "WORKING DRAWINGS DELIVERY DEADLINE"), Tenant shall provide to Landlord for its approval final working drawings, prepared by the Architect, of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable Laws.

          (b) APPROVAL PROCESS. Landlord shall notify Tenant whether it approves of the submitted working drawings within ten (10) business days after Tenant's submission thereof (such approval not to be unreasonably withheld, conditioned or delayed). If Landlord disapproves of such working drawings, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five (5) business days after such notice, revise such working drawings in accordance with Landlord's objections and submit the revised working drawings to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted working drawings within five (5) business days after its receipt thereof. This process shall be repeated until the working drawings have been finally approved by Tenant and Landlord. If Landlord fails to notify Tenant that it disapproves of the initial working drawings within ten (10) business days (or, in the case of resubmitted working drawings, within five (5) business days) after the submission thereof, then Landlord shall be deemed to have approved the working drawings in question.

          (c) LANDLORD'S APPROVAL; PERFORMANCE OF WORK. If any of Tenant's proposed construction work will affect the Building's Structure or the Building's Systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (1) they comply with all Laws, (2) the improvements depicted thereon do not adversely affect (in the reasonable discretion of Landlord) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), the exterior appearance of the Building, or the appearance of the Building's common areas or elevator lobby areas, (3) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (4) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "WORKING DRAWINGS" means the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "WORK" means all demolition and improvements to be performed or constructed in accordance with and as indicated on the Working Drawings, together with any work required by governmental authorities to be made to other areas of the Building as a result of the improvements indicated by the Working Drawings. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law, but shall merely be the consent of Landlord thereto. Landlord shall, at Tenant's request, sign the Working Drawings to evidence its review and approval thereof. After the Working Drawings have been approved, Tenant shall cause the Work to be performed in accordance with the Working Drawings.

     4. CONTRACTORS; PERFORMANCE OF WORK. The Work shall be performed only by licensed contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Attached hereto as Exhibit D-2 is a list of contractors and subcontractors approved by Landlord. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before the Work is commenced. The Work shall be performed in a good and workmanlike manner free of defects and shall materially conform with the Working Drawings.

     5. CONSTRUCTION CONTRACTS.

          (a) TENANT'S GENERAL CONTRACTOR. Tenant shall enter into a construction contract with a general contractor selected by Tenant and approved by Landlord (such approval not to be unreasonably withheld, conditioned or delayed) in a form acceptable to Tenant's representative for the Work, which shall comply with the provisions of this Section 5 and provide for, among other things, (1) a one-year warranty for all defective Work; (2) a requirement that Tenant's Contractor maintain general commercial liability insurance of not less than a combined single limit of $5,000,000, naming Landlord, Landlord's property management company, Landlord's asset management company, Landlord's Mortgagee, Tenant, and each of their respective Affiliates as additional insureds; (3) a requirement that the contractor perform the Work in substantial accordance with the Space Plans and the Working Drawings and in a good and workmanlike manner,
(4) a requirement that the contractor is responsible for daily cleanup work and final clean up (including removal of debris); and (5) those items described in
Section 5(b) (collectively, the "APPROVAL CRITERIA"). Landlord shall have three
(3) business days to notify Tenant whether it approves the proposed construction agreements. If Landlord disapproves of the proposed construction agreements, then it shall specify in reasonable detail the reasons for such disapproval, in which case Tenant shall revise the proposed construction agreements to correct the objections and resubmit them to Landlord within two (2) business days after Landlord notifies Tenant of its objections thereto, following which Landlord shall have two (2) business days to notify Tenant whether it approves the revised construction agreements. If Landlord fails to notify Tenant that it disapproves of the construction agreements within three (3) business days after the initial construction agreements or two (2) business days after the revised construction agreements (as the case may be) are delivered to Landlord, then Landlord shall be deemed to have approved the construction agreements.

          (b) ALL CONSTRUCTION CONTRACTS. Unless otherwise agreed in writing by Landlord and Tenant, each of Tenant's construction contracts shall: (1) provide a schedule and sequence of construction activities and completion; (2) be in a contract form that satisfies the Approval Criteria; (3) require the contractor and each subcontractor to name Landlord, Landlord's property management company, Landlord's asset management company, and Tenant as additional insured on such contractor's insurance maintained in connection with the construction of the Work; (4) be assignable following an Event of Default by Tenant under this Lease to Landlord and Landlord's Mortgagees; and (5) contain at least a one-year warranty for all workmanship and materials.

     6. CHANCE ORDERS. Tenant may initiate changes in the Work. To the extent such change is materially inconsistent with the previously approved Work, each such change must receive the prior written approval of Landlord, such approval not to be unreasonably withheld, conditioned or delayed; however, if such requested change would adversely affect (in the reasonable discretion of Landlord) (a) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), or (b) the exterior appearance of the Building or any other portion of the Premises exterior to the Building, Landlord may withhold and/or condition its consent in its sole and absolute discretion. Landlord shall notify Tenant of whether it approves of the proposed change within three (3) business days after it receives such request from Tenant. If Landlord fails to notify Tenant that it disapproves of such change within three
(3) business days after it receives such request from Tenant, then Landlord shall be deemed to have approved such change. Tenant shall, upon completion of the Work, furnish Landlord with an accurate architectural "as-built" plan of the Work as constructed, which plan shall be incorporated into this Exhibit D by this reference for all purposes. If Tenant requests any changes to the Work described in the Space Plans or the Working Drawings, then such increased costs and any additional design costs incurred in connection therewith as the result of any such change shall be added to the Total Construction Costs.

     7. DEFINITIONS. As used herein "SUBSTANTIAL COMPLETION," "SUBSTANTIALLY COMPLETED," and any derivations thereof mean the Work in the Premises is substantially completed (as reasonably determined by Landlord or as certified by the Architect) in accordance with the Working Drawings. Substantial Completion shall have occurred even though minor details of construction, decoration, landscaping and mechanical adjustments remain to be completed.

     8. WALK-THROUGH; PUNCHLIST. When Tenant considers the Work in the Premises to be Substantially Completed, Tenant will notify Landlord and within three (3) business days thereafter, Landlord's representative and Tenant's representative shall conduct a walk-through of the Premises and identify any necessary touch-up work, repairs and minor completion items that are necessary for final completion of the Work. Neither Landlord's representative nor Tenant's representative shall unreasonably withhold his or her agreement on punchlist items. Tenant shall use reasonable efforts to cause the contractor performing the Work to complete all punchlist items within thirty (30) days after agreement thereon.

     9. EXCESS COSTS. The entire cost of performing the Work (including design of and space planning for the Work and preparation of the Working Drawings and the final "as-built" plan of the Work, costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, licenses, permits, certifications, surveys and other approvals required by Law, all of which costs are herein collectively called the "TOTAL CONSTRUCTION COSTS") in excess of the Construction Allowance (hereinafter defined) shall be paid by Tenant. Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly execute a work order agreement which identifies such drawings and itemizes the Total Construction Costs and sets forth the Construction Allowance.

     10. CONSTRUCTION ALLOWANCE. Landlord shall provide to Tenant a construction allowance not to exceed $38.00 per rentable square foot in the Premises (the "CONSTRUCTION ALLOWANCE") to be applied toward the Total Construction Costs, as adjusted for any changes to the Work; provided, however, not more than $3.00 per rentable square foot of the Construction Allowance shall be applied to the architectural and engineering design portion of the Total Construction Costs. The Construction Allowance may be increased by up to $5.00 per rentable square foot in the Premises (the "CONSTRUCTION ALLOWANCE INCREASE") at Tenant's written request to Landlord, which Construction Allowance Increase shall be amortized monthly over the remainder of the initial Term at an annual interest rate of ten percent (10%) and such amortized amounts shall be paid monthly over the remainder of the initial Term together with the Monthly Basic Rent. Upon either party's request, the parties shall execute an amendment to this Lease reflecting such amortized monthly payments required to be paid by Tenant over the remainder of the initial Term. No advance of the Construction Allowance shall be made by Landlord until Tenant has first paid to the contractor from its own funds (and provided reasonable evidence thereof to Landlord) the anticipated amount by which the projected Total Construction Costs exceed the amount of the Construction Allowance. Thereafter, Landlord shall pay to Tenant the Construction Allowance in multiple disbursements (but not more than once in any calendar month) following the receipt by Landlord of the following items: (a) a request for payment; (b) final or partial lien waivers, as the case may be, from all persons performing work or supplying or fabricating materials for the Work, fully executed, acknowledged and in recordable form; and (c) the Architect's certification that the Work for which reimbursement has been requested has been finally completed, including (with respect to the last application for payment only) any punchlist items, on the appropriate AIA form or another form approved by Landlord, and, with respect to the disbursement of the last 10% of the Construction Allowance: (1) the temporary certificate of occupancy issued for the Premises; (2) Tenant's occupancy of the Premises; (3) delivery of the architectural "as-built" plan for the Work as constructed (as set forth above) to Landlord's construction representative (set forth below); and (4) an estoppel certificate confirming such factual matters as Landlord or Landlord's Mortgagee may reasonably request (collectively, a "COMPLETED APPLICATION FOR PAYMENT"). Landlord shall pay the amount requested in the applicable Completed Application for Payment to Tenant within thirty (30) days following Tenant's submission of the Completed Application for Payment. If, however, the Completed Application for Payment is incomplete or incorrect, Landlord's payment of such request shall be deferred until thirty (30) days following Landlord's receipt of the Completed Application for Payment. Notwithstanding anything to the contrary contained in this Exhibit, Landlord shall not be obligated to make any disbursement of the Construction Allowance during the pendency of any of the following: (A) Landlord has received written notice of any unpaid claims relating to any portion of the Work or materials in connection therewith, other than claims which will be paid in full from such disbursement; (B) there is an unbonded lien outstanding against the Building or the Premises or Tenant's interest therein by reason of work done, or claimed to have been done, or materials supplied or specifically fabricated, claimed to have been supplied or specifically fabricated, to or for Tenant or the Premises; (C) the conditions to the advance of the Construction Allowance are not satisfied; or (D) an Event of Default by Tenant exists. The Construction Allowance must be used (that is, the Work must be fully complete and the Construction Allowance disbursed) within six (6) months following the Commencement Date or shall be deemed forfeited with no further obligation by Landlord with respect thereto, time being of the essence with respect thereto.

     11. CONSTRUCTION REPRESENTATIVES. Landlord's and Tenant's representatives for coordination of construction and approval of change orders will be as follows, provided that either party may change its representative upon written notice to the other:

     Landlord's Representative:   W9/TIB III Realty, L.L.C.
                                  c/o Archon Group, L.P.
                                  919 18th Street, NW, Suite 500
                                  Washington, D.C. 20006
                                  Attention: Richard Thuma
                                  Telephone: 202-312-6700
                                  Telecopy: 202-312-6703

     Tenant's Representative:     Airvana, Inc.
                                  25 Industrial Avenue
                                  Chelmsford, MA 01824
                                  Attention: Dave Gamache, Chief Financial
                                             Officer
                                  Telephone: 978-250-2694
                                  Telecopy:  978-250-3911

     12. MISCELLANEOUS. To the extent not inconsistent with this Exhibit, Sections 8(a) and 22 of this Lease shall govern the performance of the Work and Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

                                   EXHIBIT D-1

                              TENANT'S SPACE PLANS




                                      D-1-1

                                   EXHIBIT D-2

                 LIST OF APPROVED CONTRACTORS AND SUBCONTRACTORS

BID CALL REPORT - BY TRADE

                  CORPORATE INTERIORS GROUP SUBCONTRACTOR LIST

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
01526 - Scaffolding Staging

Lanco Scaffolding                   Kendal Moran        (617) 623-0060  (617) 776-9260     ?     False  ___________
   33 Earl Street
   Somerville MA 02143

Marr Scaffolding Co.                Ernie Brousseau     (401) 467-3110  (401) 467-3132     ?     False  ___________
   1 Ernest Street
   Providence, RI 02905

Marr Steel & Precast Erectors       Chris Graham        (617) 269-7200  (617) 269-8604     ?     False  ___________
   One D Street
   South Boston, MA 02127

Shaughnessy Aerialifts              Jack Shaughnessy    (617) 268-3000  (617) 268-1993     ?     False  ___________
   346 D Street
   Boston, MA 02127

Triple G Scaffold Services Corp.    Jim Hedin           (800) 826-0660  (781) 878-8921     ?     False  ___________
   29 Accord Park Drive
   Norwell, MA 02061

01561 - General Labor/Clean

Front Line                          Tom Watson          (508) 634-6600  (508) 634-3611     ?     False  ___________
   8 Landing Lane
   Hopedale, MA 01747

Onesource                           Richard Babinea     (617) 623-3800  (617) 625-7630     ?     False  ___________
   59 Innerbelt Road
   Somerville, MA 02143

SOS Corp.                           Brent Oldfield      (508) 473-0466  (508) 478-4049     ?     False  ___________
   331 West Street
   Milford, MA 01757

01562 - Dumpsters Disposal

Roberts Corporation                 Robert Stalker Jr.  (603) 880-0122  (603) 883-8671     ?     False  ___________
   P. O. Box 456
   Hudson, NH 03051

Waste Solutions, Inc.               Michael Mowbray     (781) 834-7007  (781) 834-0004     ?     False  ___________
   965 Plain Street
   Marshfield, MA 02050

01710 - General Final Cleaning

Resource Project Group              David Krivelow      (781) 356-8600  (781) 356-8611     ?     False  ___________
   140 Wood Road
   Braintree, MA 02184

SOS Corp.                           Brent Oldfield      (508) 473-0466  (508) 478-4049     ?     False  ___________
   331 West Street
   Milford, MA 01757

02070 - Demolition

OCP Special Projects Corp.          Bruce Novak         (781) 933-4250  (781) 933-4290     ?     False  ___________
   21 H Olympia Avenue
   Woburn, MA 01801

Commonwealth Contracting Services   Roger P. Cook       (508) 941-6868  (508) 941-6966     ?     False  ___________
   203 Spark Street
   Brockton, MA 02302-1622

D. Clancy & Sons, Inc.              Daniel J. LaPoint   (617) 436-1000  (617) 436-9396     ?     False  ___________
   35 Chickatawbut Street
   Dorchester, MA 02122


                                      D-2-1

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 02070 - Demolition

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Edifice Wrecking Co., Inc.          Rob LeBlanc         (617) 924-9090  (617) 924-2092     ?     False  ___________
   84 Arsenal Street
   Watertown, MA 02272

Front Line                          Tom Watson          (508) 634-6600  (508) 634-3611     ?     False  ___________
   8 Landing Lane
   Hopedale, MA 01747

Mac's Contracting Co., Inc.         William J. MacDo    (617) 389-0842  (617) 387-2057     ?     False  ___________
   165 Rear Chelsea Street
   Everett, MA 02149

North American Site Developers,     Allan Wyatt         (617) 254-3140  (617) 254-3069     ?     False  ___________
   Inc.
   218 Lincoln Street
   Allston, MA 02134

Nova Contractors, Inc.              Dave Michalak       (781) 393-9900  (781) 395-6611     ?     False  ___________
   15 Cooper Street
   Medford, MA 02155

Resource Project Group              David Krivelow      (781) 356-8600  (781) 356-8611     ?     False  ___________
   140 Wood Road
   Braintree, MA 02184

SMS Services Inc.                   Shawn M. Slatter    (978) 683-1156  (978) 683-9771     ?     False  ___________
   55 Equestrian Road
   North Andover, MA 01845

SOS Corp.                           Brent Oldfield      (508) 473-0466  (508) 478-4049     ?     False  ___________
   331 West Street
   Milford, MA 01757

Universal Construction Services     John Coppola        (781) 295-0050  (781) 295-0051     ?     False  ___________
   34 Broadway
   Wakefield, MA 01880

Yankee Environmental Services       Larry Hill          (978) 815-7707  (978) 463-2864     ?     False  ___________
   194 Northern Blvd.
   Newburyport, MA 01950

02075 - Concrete Sawcutting Coring

Boston Contract Drilling            Jerry Penn          (617) 232-6767  (617) 965-1206     ?     False  ___________
   83 Felton Street
   Waltham, MA 02453

Easton Concrete Cutting and         Dennis Riley        (508) 238-0062  (508) 238-0145     ?     False  ___________
   Drilling
   125 Eastman Street
   S. Easton, MA 02334

Pro Cut, Inc.                       Leo Cardarelli      (781) 899-0006  (781) 899-5742     ?     False  ___________
   124 Calvary Street
   Waltham, MA 02454

02080 - Asbestos Abatement

A.C.T. Abatement Corp.              Ed Platais          (978) 794-9530  (978) 794-3563     ?     False  ___________
   18 Broadway
   Lawrence, MA 01840

Aulson Company                      Dick Quinn          (978) 975-4500  (978) 975-0101     ?     False  ___________
   49 Danton Drive
   Methuen, MA 01844

Covino Environmental                Estimating          (781) 396-4888  (781) 396-0241     ?     False  ___________
   300 Wildwod Avenue
   Woburn, MA 01801

CYN Environmental Services          Rich Bell           (781) 341-1777  (781) 341-6298     ?     False  ___________
   100 Tosca Drive
   Stoughton, MA 02072

D. Clancy & Sons, Inc.              Daniel J. LaPoint   (617) 436-1000  (617) 436-9396     ?     False  ___________
   35 Chickatawbut Street
   Dorchester, MA 02122


                                      D-2-2

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 02080 - Asbestos Abatement

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Eagle Environmental                 Pete Namnik         (978) 692-0002  (978) 692-0311     ?     False  ___________
   150 Hayden Road
   Groton, MA 01450

Fleet Industrial Services, LLC      George Costello     (781) 815-1112  (781) 815-1104     ?     False  ___________
   935 East First Street
   South Boston, MA 02127

LVI Environmental Services          David Pearson       (617) 389-8880  (617) 389-9502     ?     False  ___________
   401-S Second Street
   Everett, MA 02149

Yankee Environmental Services       Larry Hill          (978) 815-7707  (978) 463-2864     ?     False  ___________
   194 Northern Blvd.
   Newburyport, MA 01950

02152 - Shoring

FES Shoring, Inc.                   Mike Emerson        (617) 884-8887  (617) 884-4747     ?     False  ___________
   207 Spencer Ave.
   Chelsea, MA 02150

Isaac Blair Co.                     Louie Giiunta       (617) 426-6968  (617) 598-4651     ?     False  ___________
   8 Damrell Street
   South Boston, MA 02127

New England Foundation Co., Inc.    John Roma           (617) 689-0550  (617) 689-0551     ?     False  ___________
   77 Federal Avenue
   Quincy, MA 02169

02200 - Earthwork

D.F. Frangioso & Co., Inc.          Dominic Frangio     (617) 361-3378  (617) 361-9154     ?     False  ___________
   149 Providence Street
   Hyde Park, MA 02136

G. Conway Inc.                      Edmond Williams     (617) 242-2051  (617) 242-2301     ?     False  ___________
   8 Bunker Hill Industrial Pk.
   Charlestown, MA 02129

J. Derenzo Contractors Co.          Mike McCarthy       (508) 427-6441  (508) 427-6485     ?     False  ___________
   354 Howard Street
   Brockton, MA 02302

J.P. McCabe                         Jim Smith           (617) 268-2030  (617) 268-7498     ?     False  ___________
   509 East First Street
   S. Boston, MA 02127

James W. Flett Co., Inc.            Mark Murphy         (617) 484-8500  (617) 484-1279     ?     False  ___________
   800 Pleasant Street
   Belmont, MA 02478

M.J. Scully & Co., Inc.             Kevin Scully        (978) 657-5655  (978) 657-0450     ?     False  ___________
   314 Main Street
   Wilmington, MA 01887

R.F. Roach Co.                      Rick Roach          (781) 331-9988  (781) 331-9989     ?     False  ___________
   47 Winter Street
   Weymouth, MA 02188

Welch Corp., The                    Dick Bailey         (617) 254-7550  (617) 783-2072     ?     False  ___________
   35 Electric Avenue
   Brighton, MA 02135

02522 - Unit Pavers

Kenneth Castellucci &               Mike Varone         (401) 333-5400  (401) 333-5420     ?     False  ___________
   Associates, Inc.
   9 New England Way
   Lincoln, RI 02865

United Stone & Site                 Jeff Hartwell       (860) 928-6559  (860) 928-6582     ?     False  ___________
   169 Munyon Road
   East Putnam, CT 06260


                                      D-2-3

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 02522 - Unit Pavers

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
ValleyCrest Landscape Development   Andy Connolly       (617) 254-1700  (617) 254-0234     ?     False  ___________
   17 Electric Avenue
   Boston, MA 02135

02820 - Fencing Gates

Eastern Fence Company               Hubert Pettiford    (617) 298-2022  (617) 298-4151     ?     False  ___________
   218 West Seldon Street
   Mattapan, MA 02126

Perfection Fence Co.                Todd Skulsky        (781) 837-3600  (781) 834-1105     ?     False  ___________
   985 Plain St.
   Marshfield, MA 02050

Steelco Chainlink Fence Co.         Mariano Haro        (781) 449-8990  (781) 449-7182     ?     False  ___________
   14 Franklin Street
   Needham Heights, MA 02494

Walpole Woodworkers                 Dave Norton         (508) 668-2800  (508) 668-7301     ?     False  ___________
   Route 30
   Framingham, MA 01701

03300 - Cast in Place Concrete

Bidgood Associates, Inc.            Bill Bidgood        (781) 662-5283  (781) 662-0350     ?     False  ___________
   99 Essex Street
   Melrose, MA 02176

Northern Construction Service,      John DiVito         (781) 340-9440  (781) 340-5708     ?     False  ___________
   LLC
   775 Pleasant Street
   Weymouth, MA 02189

03310 - Concrete Formwork

D&M Concrete Floor Co.              Kevin DeMello       (508) 675-2423  (508) 674-8870     ?     False  ___________
   2 Lark Street
   Fall River, MA 02721

J.P. McCabe                         Jim Smith           (617) 268-2030  (617) 268-7498     ?     False  ___________
   509 East First Street
   S. Boston, MA 02127

JL Marshall & Sons, Inc.            Kevin Osborne       (508) 399-8910  (508) 399-8342     ?     False  ___________
   3 Clara Street
   Seekonk, MA 02771

Mansour Construction, Inc.          Dave Sullivan       (603) 427-1991  (603) 427-1995     ?     False  ___________
   64 Tide Mill Road
   Greenland, NH 03840

Redmond Concrete Construction Co.   Bob Hawkes Jr.      (978) 948-7313  (978) 948-5554     ?     False  ___________
   240 Newburyport Tpke.
   Rowley, MA 01969

S&F Concrete Contractors, Inc.      Rodney Frias        (978) 562-3495  (978) 562-9461     ?     False  ___________
   166 Central Street
   Hudson, MA 01749

03315 - Reinforcing Steel
   Fabricators

Barker Steel Company                Dick Ronzio         (508) 473-8484  (508) 634-6881     ?     False  ___________
   55 Summer Street
   Milford, MA 01757-1679

Harris Rebar Boston, Inc.           Eugene McManu       (508) 291-7150  (508) 291-7160     ?     False  ___________
   45 Kings Highway
   West Wareham, MA 02576

Rebars & Mesh, Inc.                 Lisa Russeau        (800) 558-6713  (978) 372-0831     ?     False  ___________
   111 Avco Road
   Haverhill, MA 01835


                                      D-2-4

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 03315 - Reinforcing Steel Fabricators

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Turner Steel Co.                    Glenn Turner        (508) 583-7800  (508) 580-4542     ?     False  ___________
   128 North Main Street
   West Bridgewater, MA 02379

03328 - Concrete Floor Leveling

Eastern Floor Services              Dan Hynes           (508) 947-1781  (508) 946-6081     ?     False  ___________
   123 Wareham Street
   Middleboro, MA 02346

New England Specialty Concrete      Roger Harvey        (978) 462-1825  (978) 462-1827     ?     False  ___________
   99 Elm Street
   Salisbury, MA 01952

03345 - Concrete Flatwork

American Concrete Systems           Jerry Keogh         (781) 245-1577  (781) 245-1577     ?     False  ___________
   101 Greenwood Avenue
   Wakefield, MA 01880

Frias Concrete Floors, Inc.         Dick Stanhope       (978) 562-4553  (978) 562-1283     ?     False  ___________
   120 Central Street
   Hudson, MA 01749

04200 - Masonry

Architectural Paving and Stone      Jim Schmidlein      (781) 337-2780  (781) 331-8784     ?     False  ___________
   402 Libbey Parkway
   Weymouth, MA 02189

Bostonian Masonry Corp.             John Topalis        (508) 668-4400  (508) 668-7074     ?     False  ___________
   153 Washington Street
   East Walpole, MA 02032

Commercial Masonry Corp.            Mark Lareau         (508) 830-1700  (508) 830-1702     ?     False  ___________
   6 Resnik Road
   Plymouth, MA 02360

D'Agostino Associates               Mike Polonis        (617) 965-3025  (617) 558-7664     ?     False  ___________
   46 Farwell Street
   Newtonville, MA 02160

D.J. Construction Co. Inc.          Bob Tenaglia        (617) 696-8724  (617) 696-0128     ?     False  ___________
   63 Sears Road
   Milton, MA 02186

Empire Masonry Corp.                Tom McCormick       (508) 660-1011  (508) 660-1028     ?     False  ___________
   231 Norfolk Street
   Walpole, MA 02081

Fred Salvucci Corp.                 Carl Pigeon         (781) 272-1662  (781) 272-1585     ?     False  ___________
   6 B Street
   Burlington, MA 01803

J.A.J. Co., Inc.                    Joe Iacopucci       (781) 395-5510  (781) 395-5548     ?     False  ___________
   21 Prescott Street
   Medford, MA 02155

Kenneth Castellucci &               Mike Varone         (401) 333-5400  (401) 333-5420     ?     False  ___________
   Associates, In
   9 New England Way
   Lincoln, RI 02865

NER Construction Management, Inc.   Sharon Lewis        (978) 988-1111  (978) 988-1110     ?     False  ___________
   867 Woburn Street
   Wilmington, MA 01887-3490

Phoenix Bay State Const             Rich DeCoste        (617) 442-4908  (617) 442-9094     ?     False  ___________
   79 Shirley Street
   Boston, MA 02119

Pizzoli Bros.                       Eric Pizzoli        (617) 389-7877  (617) 389-7868     ?     False  ___________
   15 Garden Street
   Everett, MA 02149


                                      D-2-5

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 04200 - Masonry

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Salvucci Masonry Co., Inc.          Greg Salvucci       (781) 894-8164  (781) 894-8167     ?     False  ___________
   59 Hammond Street
   Suite 1
   Waltham, MA 02451

04400 - Stonework

United Stone & Site                 Jeff Hartwell       (860) 928-6559  (860) 928-6582     ?     False  ___________
   169 Munyon Road
   East Putnam, CT 06260

04500 - Masonry Restoration

Acme Waterproofing Co., Inc.        Denis Morel         (781) 982-2250  (781) 982-2694     ?     False  ___________
   241 West Water Street
   Rockland, MA 02370

Brisk Waterproofing Co.             Eric Miller         (781) 937-3661  (781) 937-3715     ?     False  ___________
   21 Wheeling Ave.
   Woburn, MA 01801

Brunca Waterproofing                Steve               (401) 353-2769  (401) 353-3810     ?     False  ___________
   One Goldsmith Street
   North Providence, RI 02904

Folan Waterproofing Co.             Frank Gagliardi     (508) 238-6550  (508) 238-9425     ?     False  ___________
   795 Washington Street
   Easton, MA 02375

Hankin Construction Co., Inc.       Evan Hankin         (781) 932-0655  (781) 932-8742     ?     False  ___________
   21A Olympia Ave
   Woburn, MA 01801

NER Construction Management, Inc.   Sharon Lewis        (978) 988-1111  (978) 988-1110     ?     False  ___________
   867 Woburn Street
   Wilmington, MA 01887-3490

Restoration Preservation Masonry    Buddy Rocheford     (508) 393-8033  (508) 393-9871     ?     False  ___________
   79 Lyman Street
   Northborough, MA 01532

Thompson Waterproofing              Lisa Thompson       (617) 471-9966  (617) 472-9977     ?     False  ___________
   93 Federal Avenue
   Quincy, MA 02169

05120 - Structural Steel
   Fabricators

Capco Steel Corp.                   John Casale         (401) 861-1220  (401) 861-3699     ?     False  ___________
   33 Acorn Street
   Providence, RI 02903

Capone Iron Corporation             Mark Natale         (978) 948-8000  (978) 948-8650     ?     False  ___________
   20 Turncotte Memorial Drive
   Rowley, MA 01969-3706

Cives Steel Company                 Barry Brackett      (207) 622-6141  (207) 622-2151     ?     False  ___________
   103 Lipman Road
   Augusta, ME 04330

Isaacson Structural Steel, Inc.     Norman Lefebvre     (603) 752-6680  (603) 752-4237     ?     False  ___________
   40 Jericho Road
   Berlin, NH 03570

Marr Steel & Precast Erectors       Chris Graham        (617) 269-7200  (617) 269-8604     ?     False  ___________
   One D Street
   South Boston, MA 02127

New Corp. Steel                     Paul Griffin        (508) 580-5004  (781)-447-1415     ?     False  ___________
   91 Forest Street
   Brockton, MA 02302

Novel Iron Works                    Keith Moreau        (603) 436-7950  (603) 436-1403     ?     False  ___________
   250 Ocean Road
   Greenland, NH 03840


                                       D-2-6

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 05120 - Structural Steel Fabricators

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Ocean Steel & Construction Ltd.     Bob Smith           (781) 221-2153  (781) 221-2155     ?     False  ___________
   25 Burlington Mall Road
   Burlington, MA 01803

Smith Steel, Inc.                   Charlie Smith       (603) 753-9844  (603) 753-9798     ?     False  ___________
   115 North Main Street
   Boscawen, NH 03303

Sunrise Erectors, Inc.              David Connaught     (781) 828-8814  (781) 828-8244     ?     False  ___________
   35 Pequit Street
   Canton, MA 02021

05200 - Steel Erection

Marr Steel & Precast Erectors       Chris Graham        (617) 269-7200  (617) 269-8604     ?     False  ___________
   One D Street
   South Boston, MA 02127

Sunrise Erectors, Inc.              David Connaught     (781) 828-8814  (781) 828-8244     ?     False  ___________
   35 Pequit Street
   Canton, MA 02021

05500 - Misc Metals

American Architectural Iron Co.,    Paul Debski         (617) 567-0011  (617) 567-9054     ?     False  ___________
   Inc.
   80 Liverpool Street
   East Boston, MA 02128

Boston Steel Fabricators, Inc.      Steve Brown         (781) 767-1540  (781) 767-4613     ?     False  ___________
   610 South Street
   Holbrook, MA 02343

Columbia Metals Service Company     Chris Keough        (781) 293-5650  (781) 293-5798     ?     False  ___________
   700 Industrial Drive
   Halifax, MA 02338

DeAngelis Iron Work, Inc.           Chris Connelly      (508) 238-4310  (508) 238-7757     ?     False  ___________
   305 Depot Street
   South Easton, MA 02375

Morrison Steel                      Brian Morrison      (508) 478-1909  (508) 478-5535     ?     False  ___________
   29 Walnut Street
   Milford, MA 01757

Ryan Iron Works, Inc.               Kevin Maze          (508) 822-8001  (508) 823-1359     ?     False  ___________
   1830 Broadway
   Raynham, MA 02767

Santini Bros. Iron Works, Inc.      Oreste Santini      (781) 396-1450  (781) 395-6704     ?     False  ___________
   9 Cooper Street
   Medford, MA 02155

Smith Steel, Inc.                   Charlie Smith       (603) 753-9844  (603) 753-9798     ?     False  ___________
   115 North Main Street
   Boscawen, NH 03303

Southeastern                        Elio Roffo          (781) 878-1505  (781) 982-9862     ?     False  ___________
   Air Station Industrial Park
   Rockland, MA 02370

Studs & Steel, Inc.                 Mike Cusano         (781) 447-9500  (781) 447-9503     ?     False  ___________
   P.O. Box 149
   Quincy, MA 02170

Sunrise Erectors, Inc.              David Connaught     (781) 828-8814  (781) 828-8244     ?     False  ___________
   35 Pequit Street
   Canton, MA 02021

Van Norden Co.                      Bill Cantor         (617) 969-2605  (617) 527-3555     ?     False  ___________
   55 Border Street
   Newton, MA 02165

05710 - Misc Ornamental Metals


                                      D-2-7

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 05710 - Misc Ornamental Metals

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Santini Bros. Iron Works, Inc.      Oreste Santini      (781) 396-1450  (781) 395-6704     ?     False  ___________
   9 Cooper Street
   Medford, MA 02155

06050 - Rough Carpentry

Central Ceilings, Inc.              Greg Connoly        (508) 238-6985  (508) 238-2191     ?     False  ___________
   36 Norfolk Avenue
   South Easton, MA 02375

Continental Construction Co., Inc.  Bill Sullivan       (508) 778-6000  (508) 778-5758     ?     False  ___________
   110 Breeds Hill Rd.
   Hyannis, MA 02601

Martucelli Builders                 Jim Martucelli      (508) 747-0608  (508) 747-5714     ?     False  ___________
   18 Savery Avenue
   Plymouth, MA 02360

Murphy & Sons Construction Co.,     Charles P. Murph    (781) 878-0913  (781) 878-1023     ?     False  ___________
   Inc.
   258 King Street
   Hanover, MA 02339

New England Finish Systems, Inc.    Bob Salemi          (603) 893-5083  (603) 893-5096     ?     False  ___________
   11C Industrial Way
   Salem, NH 03079

06200 - Finish Carpentry Millwork

Alpine Woodworking Assoc., Inc.     Earl Davis          (603) 429-1406  (603) 429-1407     ?     False  ___________
   31 Railroad Ave.
   Merrimack, NH 03054

American Milling (Union)            Jim Roach           (781) 344-7574  (781) 344-5874     ?     False  ___________
   88 Evans Drive
   Stoughton, MA 02027

Anthony Galluzzo Corp               Joseph Galluzzo     (603) 434-6140  (603) 434-2585     ?     False  ___________
   14 Liberty Drive
   Londonderry, NH 03053

Apex Woodworking                    Ray McCann          (781) 821-1404  (781) 821-1565     ?     False  ___________
   130 Jackson Street
   Canton, MA 02021

Architectural Interior Products,    Dennis Caton        (603) 883-0069  (603) 883-0496     ?     False  ___________
   Inc.
   6 State Street
   Nashua, NH 03063

Butler Construction                 Estimating          (508) 842-5484                     ?     False  ___________
   165 Memorial Drive Unit A
   Shrewbury, MA 01545

C.W. Keller & Associates, Inc.      Shawn Keller        (603) 382-2028  (603) 382-4611     ?     False  ___________
   9 Hale Spring Road
   Plaistow, NH 03865

Caliper Woodworking Corp.           Bruce Guckert       (617) 269-7726  (617) 269-4621     ?     False  ___________
   22 Elkins Street
   South Boston, MA 02127

Chebli Architectural Woodwork       Abdo Chebli         (781) 642-0733  (781) 642-0734     ?     False  ___________
   50 Sun Street
   Waltham, MA 02453

Curry Woodworking, Inc.             David Curry, Jr.    (508) 587-5500  (508) 587-8172     ?     False  ___________
   61 Strafello Drive
   Avon, MA 02322

Freeman Carder Company              Louis Santos        (781) 899-0500  (781) 894-9947     ?     False  ___________
   20 Sun Street
   Waltham, MA 02453

Herrick & White Ltd.                Richard Roy         (401) 658-0440  (401) 658-1438     ?     False  ___________
   3 Flat Street
   Cumberland, RI 02864


                                      D-2-8

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 06200- Finish Carpentry Millwork

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Iaccarino & Sons, Inc.              Francis X. Iaccar   (508) 869-2136  (508) 869-6935     ?     False  ___________
   200 Shrewsbury Street
   Boylston, MA 01505

Liberty Woodworking, Inc.           Michael Rivers      (781) 933-9119  (781) 933-7766     ?     False  ___________
   100 B Ashburton Avenue
   Woburn, MA 01801

Mark Richey Woodworking & Design    Barry Rugo          (978) 768-3356  (978) 768-1100     ?     False  ___________
   106 Western Avenue
   Essex, MA 01929

Millwork One - MA                   Margaret            (413) 562-7284  (413) 562-7425     ?     False  ___________
   91 Union Street,
   Westfield, MA 01085

North American Woodworking Corp.    Andy McDonald       (781) 391-8010  (781) 391-1124     ?     False  ___________
   3163 Mystic Valley Parkway
   Medford, MA 02155

Patella Woodworking - New England   Scott Robertson     (617) 236-5518  (617) 236-5524     ?     False  ___________
   28 Exter Street
   Suite 811
   Boston, MA 02116

South Shore Millwork                Anthony McKnigh     (508) 226-5500  (508) 226-1161     ?     False  ___________
   7 Maple Street
   Norton, MA 02786

Thibco, Inc.                        Colin Pilcher       (603) 623-3011  (603) 218-0049     ?     False  ___________
   41 Alpheus Street
   Manchester, NH 03103-5705

Trickett Woodworks Company          Paul Trickett       (603) 647-6991  (603) 647-6997     ?     False  ___________
   8 Grey Point Avenue
   Auburn, NH 03032

Walter A. Furman Co., Inc.          Joe Ciosek          (508) 674-7751  (508) 679-1244     ?     False  ___________
   180 Liberty Street
   Fall River, MA 02722

Woodworks, The                      Joe Hamden          (603) 432-4050  (603) 432-3906     ?     False  ___________
   16 N. Wentworth Avenue
   Londonderry, NH 03053

Wright Architectural Millwork       Walter Price        (413) 586-3528  (413) 585-0826     ?     False  ___________
   115 Industrial Drive
   Northampton, MA 01060

Young's Woodworking, Inc.           Chris Young         (978) 834-9028  (978) 834-9029     ?     False  ___________
   29 Rocky Hill Road
   Amesbury, MA 01913

06201 - Finish Carpentry
   Installation

Archer Corporation                  George Allen Jr.    (781) 324-6262  (781) 397-9303     ?     False  ___________
   349 Washington Street
   Malden, MA 02148

Component Assembly Systems          Dominic Duffy       (781) 396-4320  (781) 396-7756     ?     False  ___________
   260 Salem Street
   Medford, MA 02155

Garnet Construction Co., Inc.       Scott Reiff         (207) 627-4591  (207) 627-9001     ?     False  ___________
   93 Trail Road
   Casco, ME 04015

Griffin Interiors, Inc.             Mike Griffin        (978) 658-4562  (978) 658-4493     ?     False  ___________
   12 Bay Street, Unit 103
   Wilmington, MA 01887

06202 - Historic Restoration

R.R. Woodman, Inc.                  Robert Cruicksha    (617) 524-3530  (617) 524-7755     ?     False  ___________
   675 VFW Parkway
   Chestnut Hill, MA 02467


                                      D-2-9

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 06202- Historic Restoration

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
06400 - Architectural Woodwork

Archer Corporation                  George Allen Jr.    (781) 324-6262  (781) 397-9303     ?     False  ___________
   349 Washington Street
   Malden, MA 02148

07100 - Waterproofing
   Dampproofing

Acme Waterproofing Co., Inc.        Denis Morel         (781) 982-2250  (781) 982-2694     ?     False  ___________
   241 West Water Street
   Rockland, MA 02370

Brisk Waterproofing Co.             Eric Miller         (781) 937-3661  (781) 937-3715     ?     False  ___________
   21 Wheeling Ave.
   Woburn, MA 01801

Chapman Waterproofing Company       Nick Bonugli        (617) 288-3000  (617) 288-3005     ?     False  ___________
   395 Columbia Road
   Boston, MA 02125

Folan Waterproofing Co.             Frank Gagliardi     (508) 238-6550  (508) 238-9425     ?     False  ___________
   795 Washington Street
   Easton, MA 02375

NER Construction Management, Inc.   Sharon Lewis        (978) 988-1111  (978) 988-1110     ?     False  ___________
   867 Woburn Street
   Wilmington, MA 01887-3490

P.J. Spillane Co., Inc.             Leonard James       (617) 389-6200  (617) 389-4138     ?     False  ___________
   97 Tileston Street
   Everett, MA 02149

Restoration Preservation Masonry    Buddy Rocheford     (508) 393-8033  (508) 393-9871     ?     False  ___________
   79 Lyman Street
   Northborough, MA 01532

Thompson Waterproofing              Lisa Thompson       (617) 471-9966  (617) 472-9977     ?     False  ___________
   93 Federal Avenue
   Quincy, MA 02169

07250 - Spray on Fireproofing

Component Spray Fireproofing        Angelo              (781) 396-2340  (781) 396-7756     ?     False  ___________
   260 Salem Street
   Medford, MA 02155

East Coast Fireproofing Co. Inc.    Bill Goodman        (508) 668-3422  (508) 668-4587     ?     False  ___________
   140 South Street
   Walpole, MA 02081

H. Carr & Sons, Inc.                Mike Cavanaugh      (617) 426-3667  (603) 890-3819     ?     False  ___________
   184 High Street
   Boston, MA 02110

Island Lathing & Plastering, Inc.   Tony DaCosta        (401) 723-2040  (401) 723-1990     ?     False  ___________
   835 School Street
   Pawtucket, RI  02860

M.L. McDonald Company               Paul Collette       (617) 923-0900  (617) 926-8418     ?     False  ___________
   50 Oakland Street
   Watertown, MA 02472

Northeast Restoration               Jerrold Doherty     (781) 391-9545  (781) 391-7599     ?     False  ___________
   Fireproofing
   31 Canal Street
   Medford, MA 02155

07530 - Membrane Roofing

Boston Roofing and Design           Richard Foley       (508) 481-7567  (508) 481-0416     ?     False  ___________
   Corporation
   251 Boston Road
   Southborough, MA 01772


                                     D-2-10

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 07530 - Membrane Roofing

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
C&C Cornice Company, Inc.           Paul Cappello       (617) 332-4747  (617) 964-6593     ?     False  ___________
   78 Silver Lake Avenue
   Newton, MA 02495-0068

Capeway Roofing                     Jose Calheta        (508) 674-0800  (508) 679-2670     ?     False  ___________
   664 Sanford Street
   Westport, MA 02790

Delta Roofing                       Peter Owens         (978) 436-9990  (978) 436-9997     ?     False  ___________
   5 Esquire Road
   Billerica, MA 01862

Dumas Roofing                       George Dumas        (508) 832-6995  (508) 832-2819     ?     False  ___________
   28 Appleton Road
   Auburn, MA 01501

Gilbert & Becker Co., Inc.          Steve Ryan          (617) 265-4342  (617) 265-0936     ?     False  ___________
   16-24 Clapp Street
   Dorchester, MA 02125

Hartford Roofing                    Ted Ensom           (781) 341-2299  (781) 344-1012     ?     False  ___________
   53 Evans Drive
   Stoughton, MA 02072

J. T. Cazeault & Sons of Plymouth   David Cazeault      (800) 649-3880  (508) 830-0620     ?     False  ___________
   51 Liberty Street
   Plymouth, MA 02362

John F. Shea Co., Inc.              Josh David          (617) 298-0356  (617) 296-8859     ?     False  ___________
   41 Hollingsworth Street
   Mattapan, MA 02126

John Henry Roofing, Inc.            James Madden        (617) 787-1414  (617) 787-5135     ?     False  ___________
   62 Hichborn Street
   Brighton, MA 02135

K.P.R. Roofing, Inc.                Dean B. Burpee      (781) 380-7773  (781) 380-7775     ?     False  ___________
   196 Plain Street
   Braintree, MA 02184

LeClair Roofing & Waterproofing,    Steve LeClair       (978) 851-8304  (978) 851-9884     ?     False  ___________
   Inc.
   830 Livingston Street
   Tewksbury, MA 01876

Marshall Roofing & Sheet Metal      Steve Flood         (781) 324-3332  (781) 324-6605     ?     False  ___________
   Co.
   20 Waite Court
   Malden, MA 02148

Multi-State Roofing                 Chuck Hale          (978) 297-3660  (978) 297-3954     ?     False  ___________
   158 Franklin Street
   Winchendon, MA 01475

Oak Roofing                         Louis D'Angolo      (781) 933-0450  (781) 933-3361     ?     False  ___________
   25 Garfield Avenue
   Woburn, MA 01801

Titan Roofing, Inc.                 Bill Bernhardt      (413) 536-1624  (413) 533-2560     ?     False  ___________
   70 Orange Street
   Chicopee, MA 01013

W.S. Aiken                          Bob Conway          (617) 889-0665  (617) 884-0525     ?     False  ___________
   224 Crescent Avenue
   Chelsea, MA 02150

07900 - Caulking & Sealants

Chapman Waterproofing Company       Nick Bonugli        (617) 288-3000  (617) 288-3005     ?     False  ___________
   395 Columbia Road
   Boston, MA 02125

DeBrino Caulking Associates, Inc.   Lewis Houghtalin    (518) 732-7234  (518) 732-2281     ?     False  ___________
   1304 Route 9
   Castleton, NY 12033

NER Construction Management, Inc.   Sharon Lewis        (978) 988-1111  (978) 988-1110     ?     False  ___________
   867 Woburn Street
   Wilmington, MA 01887-3490


                                     D-2-11

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 07900 - Caulking & Sealants

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
P.J. Spilliane Co., Inc.            Leonard James       (617) 389-6200  (617) 389-4138     ?     False  ___________
   97 Tileston Street
   Everett, MA 02149

08100 - Metal Doors Frames
   Hardware

Columbus Door Company               Ron Branch          (401) 781-7792  (401) 467-3620     ?     False  ___________
   1884 Elmwood Avenue
   Warwick, RI 02888

Door Systems, Inc.                  Steve Osborne       (800) 545-3667  (508) 626-2052     ?     False  ___________
   120 Alexander Street
   Framingham, MA 01702

Galeno & Associates, Inc.           Peter Galeno        (508) 238-5083  (508) 238-5028     ?     False  ___________
   83 Eastman Street
   South Easton, MA 02375

HCV Craftsmen Inc.                  Tom O'Toole         (781) 963-0177  (781) 963-1054     ?     False  ___________
   52 York Avenue
   Randolph, MA 02368

Hennigar Door                       Kevin               (781) 397-2999  (781) 397-0315     ?     False  ___________
   22 Sharon Street
   Malden, MA 02148

Kamco Supply Company                Spencer Nelson      (603) 432-2128  (603) 432-7680     ?     False  ___________
   19 Independence Drive
   Londonderry, NH 03053

New England Door Supply             Sam Kilroy          (617) 989-1900  (617) 989-1924     ?     False  ___________
   107 Norfolk Ave
   Boston, MA 02119

Noreastco Door & Millwork           Mark/Dick           (781) 821-1404  (781) 821-1565     ?     False  ___________
   130 Jackson Street
   Canton, MA 02021

O'Connor Door Corporation           Kevin McDade        (781) 444-3902  (781) 444-3903     ?     False  ___________
   29 Charles Street
   Needham, MA 02494

Partition Systems, Inc.             Mike Sheehan        (781) 942-0383  (978) 664-0295     ?     False  ___________
   50 Concord Street
   North Reading, MA 01864

Quarter's Hardware, Inc.            Tom Young           (781) 935-9272  (781) 935-9378     ?     False  ___________
   300 Salem Street
   Woburn, MA 01888-9272

RACO Interior Products, Inc.        Abbey McNally       (800) 272-7226  (713) 682-2079     ?     False  ___________
   2000 Silber Road
   Houston, TX 77055

Thompson Co., Inc.                  Rob Taylor          (781) 331-6610  (781) 337-1128     ?     False  ___________
   805 Pleasant Street
   East Weymouth, MA 02189

08360 - Overhead Doors & Grilles

Cliff Compton Inc.                  Dave Garran         (781) 843-2100  (781) 843-8579     ?     False  ___________
   34 Garden Park
   Braintree, MA 02184

Desco Door Sales, Inc.              David Desmond       (781) 319-0444  (781) 319 0603     ?     False  ___________
   816 Webster Street
   Marshfield, MA 02050

Door Systems, Inc.                  Steve Osborne       (800) 545-3667  (508) 262-2052     ?     False  ___________
   120 Alexander Street
   Framingham, MA 01702

Gordon Industries, Inc.             Johan Gordon        (617) 269-5566  (617) 268-3701     ?     False  ___________
   202 West First Street
   South Boston, MA 02127


                                     D-2-12

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 08360 - Overhead Doors & Grilles

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
New England Overhead Door, Inc.     David Plaiffe       (508) 473-0030  (508) 634-9098     ?     False  ___________
   43 Pond Street
   Milford, MA 01757

Overhead Door Co. of Boston         Bob Mortell         (800) 336-9991  (978) 774-1719     ?     False  ___________
   300 Weymouth Street
   Rockland, MA 02370

08410 - Aluminum Entrance &
   Storefront

Aluminum & Glass Concepts, Inc.     Dave Curtis         (800) 585-6363  (978) 657-5819     ?     False  ___________
   210 Andover Street
   Unit 25
   Wilmington, MA 01887

Assured Glass & Aluminum, Inc.      John Surprenant     (978) 957-9231  (978) 957-6476     ?     False  ___________
   62 Valley Hill Road
   Pelham, NH 03076

Cheviot Corporation                 Duncan Noonan       (781) 449-1100  (781) 449-1109     ?     False  ___________
   55 Fourth Avenue
   Needham, MA 02494

Closure Company                     Brian Dempster      (781) 935-7220  (781) 933-0317     ?     False  ___________
   17B Gill Street
   Woburn, MA 01801

Glass Installations, Inc.           James Doyle         (617) 293-4337  (617) 298-4621     ?     False  ___________
   16 Allerton Road
   Milton, MA 02186

Karas and Karas                     Jay Argus           (617) 268-8800  (617) 464-1867     ?     False  ___________
   455 Dorchester Avenue
   South Boston, MA 02127

Salem Glass Company                 Scott Stelmack x    (978) 744-5177  (978) 745-4036     ?     False  ___________
   3 Technology Way
   Salem, MA 01970

Tower Glass Co., Inc.               Stephen R. Maur     (781) 935-4870  (781) 935-5841     ?     False  ___________
   10A Wheeling Avenue
   Woburn, MA 01801

08810 - Glass and Glazing

Assured Glass & Aluminum, Inc.      John Surprenant     (978) 957-9231  (978) 957-6476     ?     False  ___________
   62 Valley Hill Road
   Pelham, NH 03076

Cheviot Corporation                 Duncan Noonan       (781) 449-1100  (781) 449-1109     ?     False  ___________
   55 Fourth Avenue
   Needham, MA 02494

Closure Company                     Brian Dempster      (781) 935-7220  (781) 993-0317     ?     False  ___________
   17B Gill Street
   Woburn, MA 01801

Coastal Glass and Aluminum Co.,     Jay Muese           (781) 935-9315  (781) 935-9678     ?     False  ___________
   In
   300 Salem Street
   Woburn, MA 01801

Galaxy Glass                        Mark Brown          (603) 626-1800  (603) 626-1830     ?     False  ___________
   114 Londenderry Turnpike
   Hooksett, NH 03079

Glass Installations, Inc.           James Doyle         (617) 293-4337  (617) 298-4621     ?     False  ___________
   16 Allerton Road
   Milton, MA 02186

Hub Glass                           Gerald Riley        (617) 625-6661  (617) 625-0223     ?     False  ___________
   216 McGrath Highway
   Somerville, MA 02143

Ispwich Bay Glass                   David Wenneka       (978) 948-6644  (978) 948-2995     ?     False  ___________
   420 Newburyport Turnpike
   Rowley, MA 01969


                                     D-2-13

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 08810 - Glass and Glazing

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Melrose Glass Co.                   Bob McConarghy      (781) 662-8599  (781) 662-4915     ?     False  ___________
   169 Main Street
   Melrose, MA 02176

Moniz Glass and Aluminum Constrac   George Moniz        (781) 599-4416  (781) 598-6120     ?     False  ___________
   27 Spencer Street
   West Lynn, MA 01905

Salem Glass Company                 Scott Stelmack x    (978) 744-5177  (978) 745-4036     ?     False  ___________
   3 Technology Way
   Salem, MA 01970

Tower Glass Co., Inc.               Stephen R. Maur     (781) 935-4870  (781) 935-5841     ?     False  ___________
   10A Wheeling Avenue
   Woburn, MA 01801

Wayside Glass                       Vinny Purpura       (508) 485-3600  (508) 485-1603     ?     False  ___________
   940 Boston Pond Road
   Marlborough, MA 01753

09250 - Gypsum Drywall

Admiral Drywall, Ltd.               Jack Scott          (978) 262-9387  (987) 262-0167     ?     False  ___________
   P.O. Box 934
   Nutting Lake, MA 01865

Angelini Plastering, Inc.           Jason Haas          (978) 664-3836  (978) 664-0771     ?     False  ___________
   304 Main Street
   North Reading, MA 01864

Cazz Construction Company           Rick Cataloni       (781) 848-3875  (781) 848-3876     ?     False  ___________
   25 Adams Street
   Braintree, MA 02184

Central Ceilings, Inc.              Greg Connoly        (508) 238-6985  (508) 238-2191     ?     False  ___________
   36 Norfolk Avenue
   South Easton, MA 02375

Clifford & Galvin Contracting       Jim Clifford        (508) 588-9990  (508) 586-5181     ?     False  ___________
   131 West Street
   Bridgewater, MA 02379

Component Assembly Systems          Dominic Duffy       (781) 396-4320  (781) 396-7756     ?     False  ___________
   260 Salem Street
   Medford, MA 02155

Drywall, Ltd.                       Bill Murphy         (781) 821-0150  (781) 821-1659     ?     False  ___________
   1020 Turnpike Street
   Canton, MA 02021

Fazio Construction Corp.            Victor Fazio        (781) 324-1139  (781) 321-2043     ?     False  ___________
   288 Charles Street
   Malden, MA 02148

H. Carr & Sons, Inc.                Mike Cavanaugh      (617) 426-3667  (603) 890-3819     ?     False  ___________
   184 High Street
   Boston, MA 02110

Jerry Construction, Inc.            Patrick Albert      (603) 882-3968  (603) 882-8838     ?     False  ___________
   5 Security Drive
   Hudson, NH 03051

K & J Interiors                     Chris Molinaro      (508) 830-0670  (508) 830-0605     ?     False  ___________
   4 Court Street
   Plymouth, MA 02360

M.L. McDonald Company               Paul Collette       (617) 923-0900  (617) 926-8418     ?     False  ___________
   50 Oakland Street
   Watertown, MA 02472

Manganaro Northeast, LLC            Dave Manganaro      (781) 322-7929  (781) 397-7584     ?     False  ___________
   350 Main Street, 2nd Floor
   Malden, MA 02148

Mecca Construction Corporation      Joe Maglione        (781) 932-9793  (781) 932-9782     ?     False  ___________
   10-W Gill Street
   Woburn, MA 01801


                                     D-2-14

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 09250 - Gypsum Drywall

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
New England Finish Systems, Inc.    Bob Salemi          (603) 893-5083  (603) 893-5096     ?     False  ___________
   11C Industrial Way
   Salem, NH 03079

Pelletier & Sons, Inc.              Jeff Pellitier      (978) 343-6333  (978) 345-2567     ?     False  ___________
   552 Oak Hill Road
   Fitchburg, MA 01420

Sweeney Drywall                     Dan Sweeney         (781) 272-1518  (781) 272-7662     ?     False  ___________
   13A Street
   Burlington, MA 01803

T.J. McCartney, Inc.                Dennis McDonne      (603) 889-6380  (603) 880-0770     ?     False  ___________
   3 Capitol Street, Suite 1
   Nashua, NH 03063

Unity Construction                  Bob Sullivan        (781) 665-1179  (781) 665-1183     ?     False  ___________
   291 First Street
   Melrose, MA 02176

09310 - Ceramic Tile

Bonomo Tile                         Sal Bonomo          (781) 461-9950  (781) 461-9938     ?     False  ___________
   215 Bridge Street
   Dedham, MA 02026

Capital Floors, Inc.                Jerry               (781) 595-8246  (781) 595-1804     ?     False  ___________
   26 Union Street
   Lynn, MA 01902

Contract Flooring Installations     Troy Bickford       (508) 230-1760  (508) 230-2835     ?     False  ___________
   290 Turnpike Street
   South Easton, MA 02375

Falcucci Marble Refinishers Inc.    Tom Falcucci        (617) 469-3764  (617) 469-3319     ?     False  ___________
   511 Cummins Highway
   Boston, MA 02131

High Point Interiors                Dick McLaughlin     (781) 826-8133  (781) 826-8688     ?     False  ___________
   201 Oak Street
   Pembroke, MA 02359

McLaughlin Marble & Tile Co.,       Greg McLaughlin     (781) 837-9834  (781) 837-6224     ?     False  ___________
   Inc.
   425 Union Bridge Road
   Duxbury, MA 02332

Merrimac Tile Company Inc.          Tom Indoccio        (603) 432-2544  (603) 425-6597     ?     False  ___________
   18 Tsienneto Road
   Derry, NH 03038

Port Morris Tile & Marble Corp.     Mark S. Liljegren   (617) 265-7585  (617) 265-8510     ?     False  ___________
   66 Von Hillem Street
   Boston, MA 02125-1164

Spectra Contract Flooring           Dave                (781) 994-6800  (781) 994-6900     ?     False  ___________
   80 Commercial Way
   Woburn, MA 01801

Uni-Con Floors, Inc.                Steve               (508) 675-3974  (508) 675-4177     ?     False  ___________
   2137A South Main Street
   Fall River, MA 02724

Zani Tile Company, Inc.             Jim Fahey           (617) 924-8130  (617) 924-1485     ?     False  ___________
   199 Dexter Avenue
   Watertown, MA 02472

09380 - Marble Granite

Falcucci Marble Refinishers Inc.    Tom Falcucci        (617) 469-3764  (617) 469-3319     ?     False  ___________
   511 Cummins Highway
   Boston, MA 02131

High Point Interiors                Dick McLaughlin     (781) 826-8133  (781) 826-8688     ?     False  ___________
   201 Oak Street
   Pembroke, MA 02359


                                     D-2-15

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 09380 - Marble Granite

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
J.A.J. Co., Inc.                    Joe Iacopucci       (781) 395-5510  (781) 395-5548     ?     False  ___________
   21 Prescott Street
   Medford, MA 02155

Kenneth Castellucci &
   Associates, In                   Mike Varone         (401) 333-5400  (401) 333-5420     ?     False  ___________
   9 New England Way
   Lincoln, RI 02865

McLaughlin Marble & Tile Co., Inc.  Greg McLaughlin     (781) 837-9834  (781) 837-6224     ?     False  ___________
   425 Union Bridge Road
   Duxbury, MA 02332

Port Morris Tile & Marble Corp.     Mark S. Liljegren   (617) 265-7585  (617) 265-8510     ?     False  ___________
   56 Von Hillern Street
   Boston, MA 02125-1164

United Stone & Site                 Jeff Hartwell       (860) 928-6559  (860) 928-6582     ?     False  ___________
   169 Munyon Road
   East Putnam, CT 02620

Zani Tile Company, Inc.             Jim Fahey           (617) 924-8130  (617) 924-1485     ?     False  ___________
   199 Dexter Avenue
   Watertown, MA 02472

09400 - Terrazzo

DePaoli Mosaic Company              Fred Morgan         (617) 445-2381  (617) 442-5618     ?     False  ___________
   126 Magazine St.,
   Boston, MA 02119

Port Morris Tile & Marble Corp.     Mark S. Liljegren   (617) 265-7585  (617) 265-8510     ?     False  ___________
   56 Von Hillern Street
   Boston, MA 02125-1164

09510 - Acoustical Ceiling

Allan Construction                  Mark Allan          (781) 273-6660  (781) 273-6699     ?     False  ___________
   One Murray Ave.
   Burlington, MA 01803

American Acoustical Contractors
   Cor                              Anthony Giordan     (781) 828-5774  (781) 828-6877     ?     False  ___________
   120 Cedar Street
   Canton, MA 02021

BABB Acoustics Inc.                 Dave or Steve       (781) 306-0226  (781) 306-0079     ?     False  ___________
   359 Washington Street Rear A
   Malden, MA 02148

Bonaco, Inc.                        Michael Buonopa     (781) 942-1400  (781) 942-3600     ?     False  ___________
   23 Walkers Brook Drive
   Reading, MA 01867

Central Ceilings, Inc.              Greg Connoly        (508) 238-6985  (508) 238-2191     ?     False  ___________
   36 Norfolk Avenue
   South Easton, MA 02374

Cheviot Corporation                 Duncan Noonan       (781) 449-1100  (781) 449-1109     ?     False  ___________
   55 Fourth Avenue
   Needham, MA 02494

Dillion Acoustical Ceiling, Inc.    Mark                (401) 232-2106  (401) 232-3357     ?     False  ___________
   410 Harris Road, Unit B
   Smithfield, RI 02917

T&T Acoustics, Inc.                 Scott M. Turgeon    (978) 957-6231  (978) 458-8811     ?     False  ___________
   45 Colburn Avenue
   Dracut, MA 01826

09520 - Acoustical Wall Treatment

Allan Construction                  Mark Allan          (781) 273-6660  (781) 273-6699     ?     False  ___________
   One Murray Ave.
   Burlington, MA 01803


                                     D-2-16

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 09520 - Acoustical Wall Treatment

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Cheviot Corporation                 Duncan Noonan       (781) 449-1100  (781) 449-1109     ?     False  ___________
   55 Fourth Avenue
   Needham, MA 02494

M.L. McDonald Company               Paul Collette       (617) 923-0900  (617) 926-8418     ?     False  ___________
   50 Oakland Street
   Watertown, MA 02472

09550 - Wood Flooring

Becht Corp.                         Stephen J. Becht    (978) 858-0580  (978) 858-0582     ?     False  ___________
   120 Lumber Lane
   Tewksbury, MA 01876

Floor Sanders                       Varouj Nersesian    (617) 783-1711  (617) 783-3504     ?     False  ___________
   214 Lincoln Street, Suite 111
   Allston, MA 02134

Kaswell & Co., Inc.                 Josh                (508) 879-1120  (508) 820-0841     ?     False  ___________
   58 Pearl Street
   Framingham, MA 01701

Lyons Flooring Co.                  John Lyons          (781) 376-9977  (781) 376-9988     ?     False  ___________
   14 Union Street
   Woburn, MA 01801

09650 - Resilient Flooring

A.J. Flooring                       Joe DiCarlo         (978) 464-0298  (978) 464-0284     ?     False  ___________
   487 Hubbardston Road
   Princeton, MA 01541

Allegheny Contract Flooring         Bob Mandile         (781) 935-1077  (781) 932-2330     ?     False  ___________
   36 Holton Street
   Winchester, MA 01890

Business Interiors Floor Coverings  Les Stiles          (781) 938-9994  (781) 938-8833     ?     False  ___________
   5 Wheeling Avenue
   Woburn, MA 01801-6822

Circle Floors                       Michael Rush x1     (617) 381-6600  (617) 381-9050     ?     False  ___________
   1911 Revere Beach Parkway
   Everett, MA 02149

Contract Flooring Installations     Troy Bickford       (508) 230-1760  (508) 230-2835     ?     False  ___________
   290 Turnpike Street
   South Easton, MA 02375

E Floor, Inc.                       Doug Mann           (781) 329-7722  (781) 329-3773     ?     False  ___________
   1200 East Street
   Westwood, MA 02090

Independent Flooring Corp.          Thomas Connors      (781) 986-0777  (781) 986-0707     ?     False  ___________
   East Randolph Industrial Park
   69 Teed Drive - Rear
   Randolph, MA 02368

J.C. Floorcovering                  Ed Higgins          (617) 569-6029  (617) 569-2322     ?     False  ___________
   301 Border Street
   East Boston, MA 02128

Spectra Contract Flooring           Dave                (781) 994-6800  (781) 994-6900     ?     False  ___________
   80 Commercial Way
   Woburn, MA 01801

Xpress Flooring Contractors, Inc.   Joe Piscitello      (508) 230-2503  (508) 230-2504     ?     False  ___________
   Easton Industrial Park
   South Easton, MA 02375

09680 - Carpet

A.J. Flooring                       Joe DiCarlo         (978) 464-0298  (978) 464-0284     ?     False  ___________
   487 Hubbardstone Road
   Princeton, MA 01541


                                     D-2-17

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 09680 - Carpet

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Allegheny Contract Flooring         Bob Mandile         (781) 935-1077  (781) 932-2330     ?     False  ___________
   36 Holton Street
   Winchester, MA 01890

Business Interiors Floor Coverings  Les Stiles          (781) 938-9994  (781) 938-8833     ?     False  ___________
   5 Wheeling Avenue
   Woburn, MA 01801-6822

Circle Floors                       Michael Rush x1     (617) 381-6600  (617) 381-9050     ?     False  ___________
   1911 Revere Beach Parkway
   Everett, MA 02149

Contract Flooring Installations     Troy Bickford       (508) 230-1760  (508) 230-2835     ?     False  ___________
   290 Turnpike Street
   South Easton, MA 02375

Independent Flooring Corp.          Thomas Connors      (781) 986-0777  (781) 986-0707     ?     False  ___________
   East Randolph Industrial Park
   69 Teed Drive - Rear
   Randolph, MA 02368

Spectra Contract Flooring           Dave                (781) 994-6800  (781) 994-6900     ?     False  ___________
   80 Commercial Way
   Woburn, MA 01801

09900 - Painting

Ahern Painting Co., Inc.            Bob White           (781) 665-5600  (781) 665-5612     ?     False  ___________
   368 Main Street
   Melrose, MA 02174

Arthur Cole Painting                Brian Lincks        (508) 799-9019  (508) 797-4049     ?     False  ___________
   39 Mason Street
   Worcester, MA 01601

Avondale, Inc./L&M Associates       Michael Lahart      (508) 477-3386  (508) 539-3308     ?     False  ___________
   630 Old Barnstable Road
   Mashpee, MA 02649

Commercial Painting, Inc.           Bill Turchetta      (401) 726-0865  (401) 726-0866     ?     False  ___________
   75 Beverage Hill Avenue
   Pawtucket, RI 02860

East Coast Spraying Corp.           Arthur Ratts        (978) 441-9021  (978) 970-1494     ?     False  ___________
   225 Stedman Street
   Lowell, MA 01851

Fenway Painters Inc.                John E. Smith       (781) 944-4581  (978) 694-4008     ?     False  ___________
   8 Day Street
   Wilmington, MA 01887

John M. Kennedy & Co., Inc.         Mark Kennedy        (617) 825-0610  (617) 825-1299     ?     False  ___________
   1813 Dorchester Avenue
   Dorchester, MA 02124

Kaloutas Painting                   Jim Kaloutas        (978) 532-1414  (978) 532-0207     ?     False  ___________
   11 Railroad Ave.
   Peabody, MA 01960

M.L. McDonald Company               Erin Copithorne     (617) 923-0900  (617) 926-8418     ?     False  ___________
   50 Oakland Street
   Watertown, MA 02472

McAdam Painting                     Dan McAdam          (617) 923-9503  (617) 923-9541     ?     False  ___________
   83 Spring Street
   Watertown, MA 02472

Merchant Brothers Painting Co.,
   Inc.                             Peter Merchant      (781) 878-1667  (781) 878-1667     ?     False  ___________
   655 Market Street
   Rockland, MA 02370

North Shore Decorators              Keleigh Calnan      (978) 887-3344  (978) 887-5693     ?     False  ___________
   462 Boston Street, Suite One
   Topsfield, MA 01983

Paint Systems of New England, LLC   Bill McNaught       (603) 893-5083  (603) 893-5096     ?     False  ___________
   11 C Industrial Way
   Salem, NH 03079


                                     D-2-18

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 09900 - Painting

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Sentry Painting                     Robert Berg         (978) 640-1327  (978) 640-0971     ?     False  ___________
   1501 Main Street
   Tewksbury, MA 01876

Soep Painting Corp.                 Ray Obrien          (781) 322-7800  (781) 322-7458     ?     False  ___________
   263 Commercial Street
   Malden, MA 02148

Thomas P. Sloane, Inc.              Tom Sloane          (781) 306-0538  (781) 306-0323     ?     False  ___________
   121 Mystic Avenue
   Medford, MA 02153

Van Molte Painting                  John Van Molte      (978) 456-5193  (978) 486-0219     ?     False  ___________
   43 Brown Avenue
   Leominster, MA 01453

W.T. Kenney Co., Inc.               Barry Rounds        (781) 643-2105  (781) 643-7433     ?     False  ___________
   11 Prescott Street
   Arlington, MA 02474

Wall Dimensions, Inc.               Bill Farrar         (603) 598-8080  (603) 598-1826     ?     False  ___________
   225 Lowell Road
   Hudson, NH 03051

09950 - Wallcovering

Soep Painting Corp.                 Ray Obrien          (781) 322-7800  (781) 322-7458     ?     False  ___________
   263 Commercial Street
   Malden, MA 02148

10001 - Specialties

Bay State Building Specialities,    Jerry Pratt         (781) 335-3510  (781) 335-3470     ?     False  ___________
   Inc.
   50 Finnell Drive, Unit 6
   Weymouth, MA 02188

New England Specialties, Inc.       John Paquette, Jr.  (508) 833-7700  (508) 833-7701     ?     False  ___________
   114 State Road, Unit A5
   Sagamore Beach, MA 02562-1714

Pyrobain                            Gary Glazer         (781) 449-7720  (781) 449-5056     ?     False  ___________
   64 Booth Street
   Needham, MA 02494

Sanahart International Sales        Peter Trahanas      (781) 455-6656  (781) 455-6505     ?     False  ___________
   220 Reservoir Street
   Needham, MA 02494

Unlimited Specialties               Bob McDonald        (617) 471-7070  (617) 770-2175     ?     False  ___________
   141 Main Street
   Quincy, MA 02169

Ver-Tex Construction                Fred Jennings       (781) 821-0858  (781) 821-2556     ?     False  ___________
   Specialities, Inc
   905 Turnpike Street
   Canton, MA 02021

Walsh-Hannon-Gladwin, Inc.          Ron Pasek           (978) 887-5700  (978) 887-9680     ?     False  ___________
   461 Boston Road
   Topsfield, MA 01983

10110 - Chalk, Tack, &
Marker Boards

AMF Specialities, Inc.              Antonio Cracchiol   (617) 267-8388  (617) 267-9779     ?     False  ___________
   390 Commwealth Avenue
   Boston, MA 02215

ATR Sales, Inc.                     Carl Backholm       (508) 393-8529  (508) 393-7766     ?     False  ___________
   41 Talbot Road
   Northboro, MA 01532

Bay State Building Specialities,    Jerry Pratt         (781) 335-3510  (781) 335-3470     ?     False  ___________
   Inc.
   50 Finnell Drive, Unit 6
   Weymouth, MA 02188


                                     D-2-19

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 10110 - Chalk, Tack, & Marker Boards

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Bright Window Coverings, Inc.       Chris Kaddras       (781) 246-0935  (781) 245-8176     ?     False  ___________
   151 Foundry Street
   Wakefield, MA 01880

Kreative Window Treatments          Jay Purpura         (781) 767-5588  (781) 767-2526     ?     False  ___________
   145A Union St.
   Holbrook, MA 02343

Walsh-Hannon-Gladwin, Inc.          Ron Pasek           (978) 887-5700  (978) 887-9680     ?     False  ___________
   461 Boston Road
   Topsfield, MA 01983

10160 - Toilet Partitions

Automation Solutions, Inc.          Bill Stuffle        (617) 542-4445  (617) 542-4441     ?     False  ___________
   283 Franklin Street, 5th Floor
   Boston, MA 02110

New England Specialties, Inc.       John Paquette, Jr.  (508) 833-7700  (508) 833-7701     ?     False  ___________
   114 State Road, Unit A5
   Sagamore Beach, MA 02562-1714

Northern Corp.                      Rich Thoman         (508) 481-2444  (508) 481-2973     ?     False  ___________
   175 Boston Road
   Southborough, MA 01772

O'Connor Door Corporation           Kevin McDade        (781) 444-3902  (781) 444-3903     ?     False  ___________
   29 Charles Street
   Needham, MA 02494

Unlimited Specialties               Bob McDonald        (617) 471-7070  (617) 770-2175     ?     False  ___________
   141 Main Street
   Quincy, MA 02169

Ver-Tex Construction                Fred Jennings       (781) 821-0858  (781) 821-2556     ?     False  ___________
   Specialities, Inc
   905 Turnpike Street
   Canton, MA 02021

Walsh-Hannon-Gladwin, Inc.          Ron Pasek           (978) 887-5700  (978) 887-9680     ?     False  ___________
   461 Boston Road
   Topsfield, MA 01983

10200 - Louvers

Air Engineering Filters, Inc.       Bob Beaton          (978) 988-2000  (978) 988-2200     ?     False  ___________
   3 Lopez Road
   Wilmington, MA 01887-2563

Cantor-Flynn Associates Inc.        Mike Cantor         (508) 829-7613  (781) 297-3538     ?     False  ___________
   150 Copperwood Drive
   Stoughton, MA 02072

G. Wilson Associates                                    (781) 834-3843  (781) 344-1537     ?     False  ___________
   108 Acorn Street
   Marshfield, MA 02050

Geldart Associates                  Gary Geldart        (781) 643-4641  (781) 643-0478     ?     False  ___________
   201 Sylvia Street
   Arlington, MA 02174

Mettro Architecural Sales           Doug Metcalf        (781) 545-8100  (781) 545-5805     ?     False  ___________
   50 Cole Parkway
   Scituate, MA 02066

10270 - Access Flooring

Central Ceilings, Inc.              Greg Connoly        (508) 238-6985  (508) 238-2191     ?     False  ___________
   36 Norfolk Avenue
   South Easton, MA 02374

Cheviot Corporation                 Duncan Noonan       (781) 449-1100  (781) 449-1109     ?     False  ___________
   55 Fourth Avenue
   Needham, MA 02494


                                     D-2-20

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List -10270 - Access Flooring

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
F.H. Chase, Inc.                    Eric Gray           (508) 339-3309  (508) 339-3306     ?     False  ___________
   120 Forbes Boulevard
   Mansfield, MA 02048

Longden Company, Inc.               Gerald Ayotte       (978) 568-1800  (978) 567-8917     ?     False  ___________
   446 River Road
   Hudson, MA 01749

Pitcher Associates                  Robert C. Blinn     (603) 434-1505  (603) 434-1004     ?     False  ___________
   9 Tinkham Avenue
   Derry, NH 03038

10430 - Exterior and Interior
   Signs

ABP Sign & Awning                   Bill                (508) 966-4000  (508) 966-4816     ?     False  ___________
   20 William Way
   Bellingham, MA 02109

Barto Signs                         Denis Maltais       (603) 882-2368  (603) 882-7680     ?     False  ___________
   158 Greeley Street
   Hudson, NH 03051

Janedy Signs                        William Penney      (617) 776-5700  (617) 381-0900     ?     False  ___________
   27 Carter St.
   Everett, MA 02149

SignAge                             Alan Sawyer         (617) 868-1600  (617) 868-1612     ?     False  ___________
   One Broadway
   Cambridge, MA 02142

Signs by J, Inc.                    Pam Hallett         (617) 825-9855  (617) 825-5293     ?     False  ___________
   100 Tenean Street
   Dorchester, MA 02122

Signs Of Life                       Al Barber           (508) 583-9700                     ?     False  ___________

View Point Sign & Awning            Jim Rieger          (508) 303-8400  (508) 303-8480     ?     False  ___________
   40 Locke Drive
   Marlborough, MA 01752

10620 - Operable Walls

Central Ceilings, Inc.              Greg Connoly        (508) 238-6985  (508) 238-2191     ?     False  ___________
   36 Norfolk Avenue
   South Easton, MA 02375

KWIK-WALL/New England. Inc. (Huf    Paul McDonald       (781) 871-4941  (781) 871-8874     ?     False  ___________
   100 Weymouth Street
   Rockland, MA 02370

Pappas Co., Inc.                    George Pappas       (617) 964-8700  (617) 965-9447     ?     False  ___________
   42 Riverdale Avenue
   Newton, MA 02458

10650 - Operable Partitions

Pappas Co. Inc.                     George Pappas       (617) 964-8700  (617) 965-9447     ?     False  ___________
   42 Riverdale Avenue
   Newton, MA 02458

10670 - Storage Shelving

Systematics, Inc.                   John Schaefer       (508) 393-9100  (508) 393-9370     ?     False  ___________
   80 Lyman Street
   Northboro, MA 02458

11130 - Audio Visual Equipment


                                     D-2-21

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List -11130 - Audio Visual Equipment

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Boston Light & Sound, Inc.          Zeke Zola           (617) 787-3131  (617) 787-4257     ?     False  ___________
   290 No. Beacon Street
   Brighton, MA 02135

Crimson Tech                        Michael             (800) 868-5150  (800) 499-4901     ?     False  ___________
   33 Upton Drive
   Wilmington, MA 01887

H.B. Communications                 Scott Hilton        (781) 647-1991  (781) 647-1811     ?     False  ___________
   1432 Main Street
   Waltham, MA 02154

12500 - Window Treatments

Baystate Window Coverings           Ken Depattio        (781) 224-0600  (781) 224-2553     ?     False  ___________
   40 Salem Street
   Lynnfield, MA 01940

Bright Window Coverings, Inc.       Chris Kaddras       (781) 246-0935  (781) 245-8176     ?     False  ___________
   151 Foundry Street
   Wakefield, MA 01880

King's Draperies Inc.               Gary E. King        (508) 230-0055  (508) 230-5655     ?     False  ___________
   195 Washington Street
   Easton, MA 02356

Kreative Window Treatments          Jay Purpura         (781) 767-5588  (781) 767-2526     ?     False  ___________
   145A Union St.
   Holbrook, MA 02343

Lois Peters & Company               Lois Peters         (978) 371-9997  (978) 287-4458     ?     False  ___________
   Hawthorne Old Stow Road
   Unit 3
   W. Concord, MA 01742

Marjorie Royer Interiors, Inc.      Jim Robinson        (978) 774-0533  (978) 750-8208     ?     False  ___________
   50 N. Liberty Street
   Middleton, MA 01949

Moody Carlson                       Sam Freeman         (508) 877-2700  (508) 879-0698     ?     False  ___________
   945 Concord Street
   Framingham, MA 01701

Ver-Tex Construction                Fred Jennings       (781) 821-0858  (781) 821-2556     ?     False  ___________
   Specialties, Inc.
   905 Turnpike Street
   Canton, MA 02021

14200 - Elevators

Delta Beckwith Elevator Company     Bill Lewis          (617) 824-5636  (617) 427-1494     ?     False  ___________
   274 Southhampton Street
   Boston, MA 02118-2755

Eagle Elevator Company, Inc.        Reinhardt Becker    (617) 269-1122  (617) 269-1132     ?     False  ___________
   22 Elkin Street
   South Boston, MA 02127

Fujitec America, Inc.               Wayne Thompso       (781) 961-7190  (781) 961-7197     ?     False  ___________
   43 Teed Drive
   Randolph, MA 02368

Kone Inc.                           Casey Marshall      (781) 828-6355  (781) 828-6499     ?     False  ___________
   One New Boston Drive
   Canton, MA 02021

Otis Elevator/United Technologies   George McGee        (781) 433-7741  (781) 433-7760     ?     False  ___________
   61 Fourth Avenue
   Needham, MA 02494

Schindler Elevator Co.              Dave Colonies       (508) 660-5454  (508) 660-5440     ?     False  ___________
   4 Walpole Park South Drive
   Walpole, MA 02081

ThyssenKrupp Elevator Co.           Randy Waters        (617) 547-9000  (617) 876-3167     ?     False  ___________
   665 Concord Avenue
   Cambridge, MA 02138


                                     D-2-22

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List -14200 - Elevators

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
15300 - Sprinkler

A & M Fire Protection               Perry Alternese     (508) 695-7607  (508) 695-7604     ?     False  ___________
   191 Colonial Road
   North Attleboro, MA 02760

Amandti & Sons                      Tom Armanti         (978) 745-4144  (978) 745-8833     ?     False  ___________
   389 Highland Avenue
   Salem, MA 01970

American Plumbing & Heating Corpo   Dan Bent            (781) 335-3533  (781) 335-3222     ?     False  ___________
   72 Sharp Street
   Bulding C-8
   Hingham, MA 02043

Artec Sprinkler Corp.               Gerard Guilmette    (978) 459-2568  (978) 453-4473     ?     False  ___________
   545 Broadway Street
   Lowell, MA 01854

Atlantic Fire Protection            Richard Chaisso     (781) 294-8999  (781) 294-8939     ?     False  ___________
   30 Verna Hall Drive
   Pembroke, MA 02359

Best Automatic Sprinkler            Jeff Fergueson      (781) 380-3800  (617) 770-4555     ?     False  ___________
   77 Elm Street
   Braintree, MA 02184

Bristol Fire Protection, Inc.       James P. Carty      (508) 699-4494  (508) 695-8237     ?     False  ___________
   17 Cross Street
   Plainville, MA 02762

Carlysle Engineering, Inc.          Bill Newell         (617) 522-6650  (617) 522-9021     ?     False  ___________
   132 Brookside Avenue
   Jamaica Plain, MA 02130

City Point Fire Protection          John Cokinos        (781) 340-9300  (781) 331-4063     ?     False  ___________
   208 Mathewson Drive
   East Weymouth, MA 02189

Classic Fire Control, Inc.          Mike Breen          (781) 682-4200  (781) 682-4288     ?     False  ___________
   63 Mathewson Drive
   Weymouth, MA 02189

Ebacher Company                     Keith Palmer        (978) 388-4086  (978) 388-4208     ?     False  ___________
   40 Portsmith Rd.
   Amesbury, MA 01913

Environmental Fire Protection       Don Carliss         (508) 485-8183  (508) 624-7740     ?     False  ___________
   249 Cedar Hill Street
   Marlboro, MA 01752-3004

Fire Suppression Systems of New     John Polucha        (508) 234-2223  (508) 234-7977     ?     False  ___________
   England
   781 Main Street
   Whitinsville, MA 01588

Fireguard Automatic Sprinkler       Bob O'Dell          (781) 740-4423  (781) 740-1441     ?     False  ___________
   201 Whiting Street
   Hingham, MA 02043

General Fire Protection             Dominic Perella     (617) 923-4717  (617) 923-4709     ?     False  ___________
   70 Watertown Street
   Watertown, MA 02172

H.F.P. Sprinkler of Natick          Jim Lawrence        (413) 568-4709  (413) 562-7296     ?     False  ___________
   32 Char Drive
   Westfield, MA 01085

Hampshire Fire Protection           Paul Deloire        (603) 432-8221  (603) 434-3194     ?     False  ___________
   8 North Wentworth Avenue
   Londonderry, NH 03053

Infinity Fire Protection            Chris Fletcher      (508) 668-1100  (508) 668-1165     ?     False  ___________
   1776 Washington Street
   Walpole, MA 02081

J.C. Cannistraro, LLC               Ken Reagan          (617) 926-0092  (617) 926-5340     ?     False  ___________
   80 Rosedale Avenue
   Watertown, MA 02472


                                     D-2-23

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List -15300 - Sprinkler

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Just Fire Systems                   Maria               (508) 278-9433  (508) 278-7890     ?     False  ___________
   44 Depot Street
   Uxbridge, MA 01569

M.J. Daly & Sons                    Bill Froehlich      (781) 963-8070  (781) 963-8709     ?     False  ___________
   89 York Avenue
   Randolph, MA 02368

Methuen Fire Protection             Mark                (978) 957-1958  (978) 957-6723     ?     False  ___________
   1266 Hildreth Street
   Dracut, MA 01826

Metro-Swift Sprinkler Corp.         Rick Rennick        (978) 532-2907  (978) 531-2433     ?     False  ___________
   58r Pulaski Street
   Peabody, MA 01960

Midland Fire Protection, Inc.       David Munroe        (401) 823-7575  (401) 823-7589     ?     False  ___________
   6 Grandview Street
   Coventry, RI 02816

Noremac Sprinkler Corp.             Wayne Davis         (508) 476-1037  (508) 476-9156     ?     False  ___________
   132 Perry Street
   East Douglas, MA 01516

Northeast Automatic Sprinkler       Dave Odell          (781) 740-4205  (781) 740-4209     ?     False  ___________
   150 Recreation Park Drive
   Hingham, MA 02043

Norwood Fire Protection             John Meal           (781) 828-4142  (781) 344-7670     ?     False  ___________
   30 Old Page Street
   Stoughton, MA  02072

Quality Automatic Sprinkler Corp.   Joel R. Leach       (781) 878-4052  (781) 871-0464     ?     False  ___________
   225 Concord Street
   Rockland, MA 02370

Simplex Grinnel                     Paul Ramponi        (781) 828-5310  (781) 828-9609     ?     False  ___________
   63 Nahatan Street
   Norwood, MA 02062

Suburban Fire Protection, Inc.      Jan K. Motyl-Szar   (508) 393-7158  (508) 393-7358     ?     False  ___________
   100 Otis Street
   Northborough, MA 01532-2438

Valley Fire Protection Co.          Don                 (978) 640-9660  (978) 640-9660     ?     False  ___________
   747 Chandler Street
   Tewksbury, MA 01876

Walker Fire Protection              Bill Walker         (617) 268-8601  (617) 268-8614     ?     False  ___________
   29 Elkins Street
   Boston, MA 02127-1621

Xcel Fire Protection, Inc.          Clem Clare          (603) 890-3331  (603) 898-9999     ?     False  ___________
   11A Industrial Way, Unit #11
   Salem, NH 03079

15400 - Plumbing

A.P. Cassidy Co., Inc.              Al Cassidy          (781) 545-6874  (781) 545-6874     ?     False  ___________
   One Buttonwood Lane
   Scituate, MA 02066

Amari Co., Inc.                     Bob Amari           (603) 882-4118  (603) 882-4214     ?     False  ___________
   11 Caldwell Drive
   Amherst, NH  03031

American Plumbing & Heating Corpo   Dan Bent            (781) 335-3533  (781) 335-3222     ?     False  ___________
   72 Sharp Street, Building C-8
   Hingham, MA 02043

Bernadan, Inc.                      Dan Caldararo       (617) 325-9700  (617) 325-9713     ?     False  ___________
   1208A VFW Parkway
   West Roxbury, MA 02132

Cheever Bros.                       Roy Cheever         (978) 887-9478  (978) 887-3535     ?     False  ___________
   41 Surrey Lane
   Topsfield, MA 01983


                                     D-2-24

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List -15400 - Plumbing

Company Name                             Contact           Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Commonwealth Plumbing Corp.         Peter Hannon        (781) 982-9960  (781) 982-9962     ?     False  ___________
   141 Weymouth Street
   Rockland, MA 02370

Crane Mechanical Co., Inc.          Kenny Crane         (617) 541-8400  (617) 541-1900     ?     False  ___________
   915 Massachusetts Avenue
   Boston, MA 02118

D.R. Howard, Inc.                   Bob Howard          (617) 846-9591  (617) 539-0550     ?     False  ___________
   38 Pleasant Park Road
   Winthrop, MA 02152

Dan-Cel Company                     Sebuh Petrosian     (617) 923-1011  (617) 925-5746     ?     False  ___________
   15 Crawford Street
   Watertown, MA 02172

Denron Plumbing & HVAC, Inc.        Dick Morris         (603) 627-4186  (603) 617-0559     ?     False  ___________
   605 Front Street
   Manchester, NH 03102

Dowd Plumbing                       Artie Dowd          (781) 821-1212  (781) 821-3434     ?     False  ___________
   3 Morton Street
   Stoughton, MA 02072

E.H. Marchant Co., Inc.             Michael Petrilli    (617) 773-6333  (617) 773-9806     ?     False  ___________
   153 Old Colony Avenue
   Quincy, MA 02170

Ebacher Company                     Keith Palmer        (978) 388-4086  (978) 388-4208     ?     False  ___________
   40 Portsmith Rd.
   Amesbury, MA 01913

F.A. Williams, Inc.                 Bob Oulette         (617) 489-4770  (617) 489-5465     ?     False  ___________
   12 Brighton Street
   Belmont, MA 02478

Grasseschi Plumbing & Heating,      James J. Grasse     (508) 753-3028  (508) 799-4953     ?     False  ___________
   Inc.
   1299 Grafton Street
   Worcester, MA 01604

J.C. Cannistraro, LLC               Ken Reagan          (617) 926-0092  (617) 926-5340     ?     False  ___________
   80 Rosedale Avenue
   Watertown, MA 02472

J.F. Plumbing Company, Inc.         John Fratotillo     (781) 878-3859  (781) 871-1086     ?     False  ___________
   333 Weymouth St.
   Rockland, MA 02370

J.F. Shine Mechanical, Inc.         Dan Weider          (617) 325-6300  (617) 325-6314     ?     False  ___________
   2383 Centre Street
   West Roxbury, MA 02132

Kennedy Mechanical                  Jack Turner         (781) 933-7333  (781) 933-6222     ?     False  ___________
   271 Salem Street
   Woburn, MA 01801

Lundy Plumbing & Heating            John Lundy          (781) 741-5710  (781) 749-6295     ?     False  ___________
   5 Pine Crest Road
   Hingham, MA 02043

McGlone Plumbing, Inc.              Ivy White           (781) 843-4604  (781) 843-4655     ?     False  ___________
   111 French Avenue
   Braintree, MA 02184

Millis Plumbing                     Bob Greamer         (508) 668-1040  (508) 668-1998     ?     False  ___________
   220 Norfolk Street
   Walpole, MA 02081

Northern Peabody                    Nicholas Masci      (603) 669-3601  (603) 669-2285     ?     False  ___________
   25 Depot Street
   Manchester, NH 03101

O'Shaughnessy Plumbing, Inc.        P.J. O'Shaughnessy  (617) 436-5171  (617) 436-2800     ?     False  ___________
   540 Gallivan Blvd.
   Dorchester, MA 02124

P.J. Dionne Co., Inc.               Judy                (978) 657-3990  (978) 657-3992     ?     False  ___________
   60 Jonspin Rd.
   Wilmington, MA 01887


                                     D-2-25

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 15400 - Plumbing

Company Name                             Contact           Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
P.J. Sullivan Co., Inc.             Steve Venturelli    (781) 440-0015  (781) 440-0017     ?     False  ___________
   273 Lenox Street, Unit 2
   Norwood, MA 02062

Puopolo & Sons                      Steve Puopolo       (617) 441-8900  (718) 641-2414     ?     False  ___________
   24 Beck Road
   Arlington, MA 02476

Sagamore Plumbing & Heating, Inc.   Patrick Harold      (781) 331-1600  (781) 331-8641     ?     False  ___________
   320 Libbey Industrial Parkway
   Weymouth, MA 02189

Thomas G. Gallagher, Inc.           Larry Halte         (617) 661-7000  (617) 547-6418     ?     False  ___________
   54 Washburn Avenue
   Cambridge, MA 02140

Valante Mechanical Contractors,     Joe Valante         (617) 773-7200  (617) 773-8280     ?     False  ___________
   Inc.
   32 Furnace Avenue
   Quincy, MA 02169

15500 - HVAC

Aerodyne Mechanical Contractors     Lori                (617) 268-3711  (508) 420-9448     ?     False  ___________
   42 Mill Pond
   Marstons Mills, MA 02648

Alvin Hollis Co.                    Jim Bicknell        (781) 335-2100  (781) 335-6134     ?     False  ___________
   One Hollis Street
   South Weymouth, MA 02190

Apex Sheetmetal                     Tony Sacco          (781) 871-6227  (781) 871-5280     ?     False  ___________
   56 Charles Street
   North Abington, MA 02351

Bryant Sheetmetal, Inc.             Russell W. Bryan    (781) 871-6950  (781) 871-6951     ?     False  ___________
   10 Bishop Lane
   Rockland, MA 02370

C.P. Blouin                         Joe Cullen          (603) 474-3400  (603) 474-7118     ?     False  ___________
   203 New Zealand Road
   Seabrook, NH 03874

Comfort Air Systems                 Craig Beaudry       (508) 879-0800  (508) 875-9085           False  ___________
   119 Herbert Street
   Framingham, MA 01701

CommAir (Commonwealth Air           Troy Dinapoli       (617) 268-6400  (617) 268-4837     ?     False  ___________
   Conditioning)
   200 Old Colony Avenue
   South Boston, MA 02127

Commercial Air Control, Inc.        Bob Coluci          (781) 337-1650  (781) 335-7191     ?     False  ___________
   19 Rantoule Street
   South Weymouth, MA 02190

Corporate Mechanical, Inc.          Michael Mahoney     (978) 988-1981  (978) 988-1980     ?     False  ___________
   200 Jefferson Road
   Wilmington, MA 01887

Cotti-Johnson Corporation           John Boutin         (781) 821-1511  (781) 821-1599     ?     False  ___________
   80 Cedar Street
   Canton, MA 02021

Cox Engineering Company             Tom Murray          (781) 302-3300  (781) 302-3444     ?     False  ___________
   35 Industrial Drive
   Canton, MA 02021

D.J. Plumbing & Heating, Inc.       David Johanson      (978) 739-4646  (978) 739-4455     ?     False  ___________
   250 North Street
   Danvers, MA 01923

Denron Plumbing & HVAC, Inc.        Dick Morris         (603) 627-4186  (603) 627-0559     ?     False  ___________
   605 Front Street
   Manchester, NH 03102

Environmental Systems               Dick LePorte        (508) 226-6006  (508) 222-1344     ?     False  ___________
   6 Howard Ireland Drive
   Attleboro, MA 02703


                                     D-2-26

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 15400 - HVAC

Company Name                             Contact           Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
F.A. Williams, Inc.                 Bob Oulette         (617) 489-4770  (617) 489-5465     ?     False  ___________
   12 Brighton Street
   Belmont, MA 02478

Farina Corp.                        Gerard Farina       (617) 242-0365  (617) 242-7457     ?     False  ___________
   24 Spice Street
   Charlestown, MA 02129

Fred Williams, Inc.                 Jerry Lyons         (781) 961-1500  (781) 961-1879     ?     False  ___________
   20 Scanton Drive
   Randolph, MA 02368

Gillis Sheetmetal                   Charlie Gillis      (781) 767-5141  (781) 767-5097     ?     False  ___________
   275 Centre Street
   Holbrook, MA 02343

Grinnel Mechanical                  Mike Grinnel        (781) 273-1835  (781) 273-0105     ?     False  ___________
   13 Grant Street
   Burlington, MA 01803

Hamel & McAlister, Inc.             Ray Hamel           (781) 272-0100  (781) 272-9001     ?     False  ___________
   215 Middlesex Turnpike
   Burlington, MA 01803

Harrington Bros. Inc.               Jack Nigro          (781) 341-1999  (781) 341-3601     ?     False  ___________
   1043 Turnpike Street
   Stoughton, MA 02072

Hermes Engineering, Inc.            Samuel Horowitz     (508) 270-8842  (508) 270-9146     ?     False  ___________
   60 Tripp Street
   Framingham, MA 01702-8751

J.C. Higgins                        Roger Griffiths     (781) 341-1500  (781) 344-9283     ?     False  ___________
   70 Hawes Way
   Stoughton, MA 02072

J.C. Cannistraro, LLC               Ken Reagan          (617) 926-0092  (617) 926-5340     ?     False  ___________
   80 Rosedale Avenue
   Watertown, MA 02472

J.F. Shine Mechanical, Inc.         Dan Weilder         (617) 325-6300  (617) 325-6314     ?     False  ___________
   2383 Centre Street
   West Roxbury, MA 02132

Karpouzis & Sons Comm. Reg., Inc.   Dan Gay             (508) 872-2500  (508) 872-4118     ?     False  ___________
   875 Waverly Street
   Framingham, MA 01701

Lake HVAC                           Buddy Davis         (781) 438-8814  (781) 438-9504     ?     False  ___________
   41 Pleasant Street
   Stoneham, MA 02180

Larkin Hathaway Inc.                Tim Hathaway        (508) 697-8387  (508) 697-8389     ?     False  ___________
   90 First Street
   Bridgewater, MA 02324

Limbach Co., LLC                    Rick Dorci          (781) 935-6700  (781) 935-6084     ?     False  ___________
   180 New Boston Street
   Woburn, MA 01801

Lohrman HVAC, Inc.                  Dante DeFuria, J.   (781) 935-0187  (781) 925-0163     ?     False  ___________
   3 Bred Avenue
   Woburn, MA 01801

McCusker Gill, Inc.                 Harry Jones         (781) 740-5800  (781) 740-5821     ?     False  ___________
   75 Industrial Park Road
   Hingham, MA 02043

Mechanical Advantage Corp.          Ernie McCormick     (508) 747-6300  (508) 747-8108     ?     False  ___________
   323 Court Street
   Plymouth, MA 02360

Mechanical Constructors, Inc.       Bud Ahern           (781) 297-0095  (781) 297-0033     ?     False  ___________
   421 Page Street
   Stoughton, MA 02072

Northern Peabody                    Nicholas Masci      (603) 669-3601  (603) 669-2285     ?     False  ___________
   25 Depot Street
   Manchester, NH 03101


                                     D-2-27

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 15400 - HVAC

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Phoenix Mechanical Contracting,     Peter Sinnott       (508) 650-1780  (508) 650-4742     ?     False  ___________
   Inc.
   197 West Central Street
   Natick, MA 01760

Pinnacle HVAC                       Mario DiMartino     (781) 335-6446  (781) 335-8788     ?     False  ___________
   392 Libbey Industrial Parkway
   Weymouth, MA 02189

Poirier & Springer, Inc.            Richard Poirier     (978) 663-7600  (978) 663-0467     ?     False  ___________
   17E Sterling Road
   Billerica, MA 01862

Preferred Mechanical                John Meade          (781) 293-1200  (781) 293-1207     ?     False  ___________
   223 Center Street
   Pembroke, MA 02359

Quality Air Metals                  Tom Gunning         (781) 986-9967  (781) 986-9976     ?     False  ___________
   2836 Centre Street
   Holbrook, MA 02343

Sagamore Plumbing & Heating, Inc.   Patrick Harold      (781) 331-1600  (781) 331-8641     ?     False  ___________
   320 Libbey Industrial Parkway
   Weymouth, MA 02189

Spec Engineering                    Mike Zawada         (978) 371-2518  (978) 287-0704     ?     False  ___________
   336 Barker Avenue
   West Concord, MA 01742

Thomas G. Gallagher, Inc.           Larry Haite         (617) 661-7000  (617) 547-6418     ?     False  ___________
   54 Washburn Avenue
   Cambridge, MA 02140

United H.V.A.C. Co., Inc.           Fred O'Connor       (781) 871-1060  (781) 871-1086     ?     False  ___________
   333 Weymouth Street
   Rockland, MA 02370

Walsh Sheet Metal Works             Paul Lebel Jr.      (781) 871-7496  (781) 871-8596     ?     False  ___________
   380 North Avenue
   Abington, MA 02351

West Mechanical, Inc.               Peter Fallon        (781) 461-9520  (781) 461-9522     ?     False  ___________
   783 High Street
   Westwood, MA 02090

16050 - Electrical

A. Murphy Inc.                      Bob Royle           (781) 826-0222  (781) 826-2941     ?     False  ___________
   35 Hanover Street
   Hanover, MA 02339

Aldon Electric                      Allen Mullaney      (617) 337-5152  (781) 337-5152     ?     False  ___________
   38 Greenwood Avenue
   Weymouth, MA 02189

Atlantic Power & Light Co., Inc.    Ryan Toland x22     (617) 436-2758  (617) 436-0555     ?     False  ___________
   17 Dickens Street
   Dorchester, MA 02122

Averill Electric Co., Inc.          Frank Averill       (781) 963-3698  (781) 961-6575     ?     False  ___________
   17 Technical Park Drive
   Holbrook, MA 02343

Bennett Electrical, Inc.            Michael McKinno     (617) 471-8000  (617) 770-0131     ?     False  ___________
   One Bennet Lane
   Quincy, MA 02169

Broadway Electric                   Rick McCormick      (617) 288-7900  (617) 822-8881     ?     False  ___________
   295 Freeport Street
   Boston, MA 02122

Collins Electric                    Larry Eagan         (413) 592-9221  (413) 592-4157     ?     False  ___________
   P.O. Box 3311
   Springfield, MA 01120

Consolidated Electrical Service     Steve Weiss         (781) 769-7110  (781) 769-1970     ?     False  ___________
   681 Pleasant Street
   Norwood, MA 02062


                                     D-2-28

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 16050 - Electrical

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Croce Electric Co., Inc.            Tom Paolo                           (401) 737-2750     ?     False  ___________
   421 Lincolon Avenue
   Warwick, RI 02888

Croce Electric Company, Inc.        Dave Doyle          (617) 394-0900  (617) 394-0993     ?     False  ___________
   2 Betty Street
   Everett, MA 02149

D & D Electric, Inc.                Estimating          (401) 737-5362  (401) 738-2611     ?     False  ___________
   1706 Warwick Avenue
   Warwick, RI 02889

D & D Electrical Contractors        Paul Nemeskal       (781) 932-0707  (781) 932-6290     ?     False  ___________
   247 Salem Street
   Woburn, MA 01801

Dignis Electric, Inc.               Michael O'Brien     (978) 749-9648  (978) 749-9534     ?     False  ___________
   18 Samos Lane
   Andover, MA 01801

Donovan Electrical Construction     Allan McLaughlan    (781) 826-0095  (781) 826-0494     ?     False  ___________
   Co.
   575 Washington Street
   Pembroke, MA 02359

Drew Electric Co., Inc.             Brian Drew          (617) 689-0660  (617) 689-0630     ?     False  ___________
   18 Copeland Street
   Quincy, MA 02169

E.S. Boulos Co.                     Ron Yankum          (207) 464-3706  (207) 464-1833     ?     False  ___________
   45 Bradley Drive
   Westbrook, ME 04092

East Coast Electrical Contractors   Bob Walker          (978) 692-3232  (978) 692-4424     ?     False  ___________
   4 Park Drive
   Westford, MA 01886

Electrical Dynamics, Inc.           John Sullivan       (978) 664-1050  (978) 664-5024     ?     False  ___________
   72 B Concord Street
   North Reading, MA 01864

Gaston Electrical Co., Inc.         Mark Johnson        (781) 821-3939  (781) 821-9401     ?     False  ___________
   960 Turnpike Street
   Canton, MA 02021

Hawes Electric Construction, Inc.   Scott Sullivan      (617) 924-3954  (617) 924-3027     ?     False  ___________
   One Merchants Row
   Watertown, MA 02472

Herbert A. Holder Co., Inc.         Paul Bain           (781) 340-7229  (781) 340-7346     ?     False  ___________
   106 Finnel Drive
   Weymouth, MA 02188

Infowires Contracting LLC           Finley Mullally     (781) 982-1984  (781) 982-1986     ?     False  ___________
   333 Weymouth Street
   Rockland, MA 02370

Interstate Electric Services        Rich Driscoll       (978) 667-5200  (978) 947-8259     ?     False  ___________
   Corp.
   North Wood Executive Park
   North Billerica, MA 01862

J&M Brown Company, Inc.             Al Moore            (617) 522-6800  (617) 522-6422     ?     False  ___________
   267 Amory Street
   Jamaica Plain, MA 02130

J. Corliss Electric, Inc.           John Corliss        (617) 423-3939  (617) 423-7417     ?     False  ___________
   374 Congress Street
   Boston, MA 02210

James J. O'Rourke Electric          Tom Rezendes        (401) 785-9850  (401) 785-2450     ?     False  ___________
   21 Pine Street
   Warwick, RI 02888

John A. Penney Co., Inc.            Bob Campbell        (617) 547-7744  (617) 547-4332     ?     False  ___________
   270 Sidney Street
   Cambridge, MA 02139

Joseph A. Guzovsky Electrical       Joe Guzovsky        (781) 821-6518  (781) 821-6519     ?     False  ___________
   Co. Inc.
   45 Linden Glen
   Canton, MA 02021



                                     D-2-29

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 16050 - Electrical

Company Name                            Contact             Business        Fax         Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Joy Electrical Co., Inc.            Gerald Joy          (617) 471-9000  (617) 328-0434     ?     False  ___________
   248 Copeland Street
   Quincy, MA 02269

K&H Electrical Systems, Inc.        Steve Keady         (781) 380-7570  (781) 380-7572     ?     False  ___________
   710 West Street
   Braintree, MA 02184

L.J. Mishel Electrical Contractor,  Lenny Mishel        (978) 356-4056  (978) 356-7324     ?     False  ___________
   Inc.
   4 Post Road Lane
   Ipswich, MA 01938

La Lama Electrical Contractors      David La Lama       (617) 376-2335  (617) 376-0950     ?     False  ___________
   532 Adams Street
   Suite 192
   Milton, MA 02186

Landerholm Electric Co., Inc.       Peter W. Landeth    (508) 580-4645  (508) 580-2544     ?     False  ___________
   19 Riverside Avenue
   Brockton, MA 02301

Lighthouse Electrical Contracting   Herbert Atkins      (781) 293-7948  (781) 293-8492     ?     False  ___________
   34 Fairway Lane
   Pembroke, MA 02359

Maiuri Electrical Corporation       Paul Maiuri         (978) 777-7786  (978) 777-6960     ?     False  ___________
   100 Ferncroft Road
   Danvers, MA 01923

Mass Electric Construction Co.      Bill Madden         (617) 254-1015  (617) 254-0706     ?     False  ___________
   180 Guest Street
   Brighton, MA 02135

McDonald Electrical Corporation     Mike McDonald       (781) 871-0808  (781) 871-0818     ?     False  ___________
   62 Reservoir Park Drive
   Rockland, MA 02370

MGM Electrical Company, Inc.        Bob McKenna         (617) 269-2242  (617) 269-3840     ?     False  ___________
   125 B Street
   South Boston, MA 02127

Nardone Electric Corp.              Jay Nardone         (781) 391-2727  (781) 395-7530     ?     False  ___________
   100 Winchester Street
   Medford, MA 02155

O'Mahony & Sons Electrical          Bob Narbonne        (978) 683-1164  (978) 686-9261     ?     False  ___________
   1049 Turnpike Street
   North Andover, MA 01845

Ostrow Electric Company             Jonathan Ostrow     (508) 754-2641  (508) 757-1645     ?     False  ___________
   9 Mason Street
   Worcester, MA 01609

Precision Electrical Co.            Don Spence          (781) 646-9250  (781) 646-8107     ?     False  ___________
   1165R Massachusetts Avenue
   Arlington, MA 02476

R.F. Audet Electric                 Ken Freeborn        (401) 884-3310  (401) 886-4246     ?     False  ___________
   2883 South County Trail
   East Greenwich, RI 02818

Relco Companies                     Tom Aborn           (508) 230-8001  (508) 230-8885     ?     False  ___________
   14 Norfolk Avenue
   Easton, MA 02375

Rivers Electric                     Ron Brodeur         (781) 767-2996  (781) 767-2132     ?     False  ___________
   275 Centre Street
   Holbrook, MA 02343

Rotman Electrical Co., Inc.         Michael Rotman      (781) 767-5560  (781) 767-5573     ?     False  ___________
   275 Centre Street
   Holbrook, MA 02343

State Electrical                    Allan Jones         (781) 933-5255  (781) 933-6205     ?     False  ___________
   24 Torrice Drive
   Woburn, MA 01801-6220

Stillian Electric                   Mike DeMeo          (978) 352-9994  (978) 352-9998     ?     False  ___________
   108 Tenney Street
   Georgetown, MA 01833-1823


                                     D-2-30

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 16050 - Electrical

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
Suffolk Electric                    Bob Letendre        (617) 524-0509  (617) 524-9808     ?     False  ___________
   4 Boylston Street
   Boston, MA 02130

Sullivan & McLaughlin Electrical    Steve Hopkins       (617) 474-0500  (617) 474-0505     ?     False  ___________
   Cont
   74 Lawley Street
   Dorchester, MA 02122-3608

T&T Electrical Contractors, Inc.    Tom Tuton           (617) 381-0500  (617) 381-0855     ?     False  ___________
   531 Second Street
   Everett, MA 02149

US Electric & Telcom                Pat Naughton        (508) 881-2288  (508) 881-6791     ?     False  ___________
   290 Eliot Street
   Ashland, MA 01721

Whelan & Denehy, Inc.               Dan Denehy          (781) 828-3881  (781) 821-2903     ?     False  ___________
   64 Oak Road
   Canton, MA 02021

Wingate Electric                    Tony Corsino        (617) 484-3439  (617) 484-0615     ?     False  ___________
   283-A Belmont Street
   Belmont, MA 02478

16742 - Telephone

City Lights Electrical, Inc.        Rich Boyden         (617) 822-3300  (617) 474-9835     ?     False  ___________
   5 Woodworth Street
   Boston, MA 02122

Infowires Contracting LLC           Finley Mullally     (781) 982-1984  (781) 982-1986     ?     False  ___________
   333 Weymouth Street
   Rockland, MA 02370

PhysicaLayers, Inc.                 Bill Clark          (781) 662-1997  (781) 662-6870     ?     False  ___________
   Tremont Street
   Melrose, MA 02176

Relco Companies                     Tom Aborn           (508) 230-8001  (508) 230-8885     ?     False  ___________
   14 Norfolk Avenue
   Easton, MA 02375

Spectrum Integrated Technologies    Randy Silva         (617) 522-8800  (617) 522-8150     ?     False  ___________
   267 Amory Street
   Jamaica Plain, MA 02130

16744 - Data/Lan Systems                                                                   ?     False  ___________

ALLCOM, Inc.                        Bill Sands          (800) 442-1600  (508) 626-8899     ?     False  ___________
   139 Newbury Street
   Framingham, MA 01701

Barry Electric & Communications     Mark Gregoire       (508) 926-7135  (508) 853-7124     ?     False  ___________
   146 West Boylston Drive
   Worcester, MA 01605

Global Network Technologies         Dave Barry          (781) 255-7117  (781) 278-9779     ?     False  ___________
   20 Everett Street
   Norwood, MA 02062

Lan-Tel Communications, Inc.        Bill Sands          (781) 551-8599  (781) 551-8667     ?     False  ___________
   170 Kerry Place
   Norwood, MA 02062

Mahon Communications                William Harron      (888) 266-3550  (781) 356-6886     ?     False  ___________
   163 Bay State Drive
   Braintree, MA 02184

MAS Communications, Inc.            Karen McDonough     (781) 938-3911  (781) 938-3902     ?     False  ___________
   21 Cummings Park #280
   Woburn, MA 01801

Sullivan & McLaughlin Electrical    Steve Hopkins       (617) 474-0500  (617) 474-0505     ?     False  ___________
   Cont
   74 Lawley Street
   Dorchester, MA 02122-3608


                                     D-2-31

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 16744 - Data/Lan Systems

Company Name                              Contact          Business           Fax       Bidding  Plans     Notes
------------                        ------------------  --------------  --------------  -------  -----  -----------
US Electric & Telecom               Pat Naughton        (508) 881-2288  (508) 881-6791     ?     False  ___________
   290 Eliot Street
   Ashland, MA 01721


                                     D-2-32

                                    EXHIBIT E

                        CONFIRMATION OF COMMENCEMENT DATE

                          ______________________, 2004

_________________________
_________________________
_________________________
_________________________

     Re: Lease Agreement (the "LEASE") dated October ___________, 2004, between W9/TIB III REALTY, L.L.C., a Delaware limited liability company ("LANDLORD"), and AIRVANA, INC., a Delaware corporation ("TENANT"). Capitalized terms used herein but not defined shell be given the meanings assigned to them in the Lease.

Ladies and Gentlemen:

     Landlord and Tenant agree as follows:

     1. CONDITION OF PREMISES. Tenant has accepted possession of the Premises pursuant to the Lease. Any improvements required by the terms of the Lease to be made by Landlord have been completed to the full and complete satisfaction of Tenant in all respects, except for the punchlist items described on Exhibit A hereto (the "PUNCHLIST ITEMS"), and except for such Punchlist Items, and Landlord has fulfilled all of its duties under the Lease with respect to such initial tenant improvements. Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use.

     2. COMMENCEMENT DATE. The Commencement Date of the Lease is ___________, 2004.

     3. EXPIRATION DATE. The Term is scheduled to expire on the last day of the __________ 84th full calendar month of the Term, which date is ___________,20__.

     4. CONTACT PERSON. Tenant's contact person in the Premises is:

          19 Alpha Road
          Chelmsford, Massachusetts 01824
          Attention: ______________________
          Telephone: ___-___-____
          Telecopy:  ___-___-____

     5. RATIFICATION. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

     6. BINDING EFFECT; GOVERNING LAW. Except as modified hereby, the Lease shall remain in full effect and this letter shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this letter and the terms of the Lease, the terms of this letter shall prevail. This letter shall be governed by the laws of the state in which the Premises are located.

     Please indicate your agreement to the above matters by signing this letter in the space indicated below and returning an executed original to us.

                                        Sincerely,

                                        GRUBB & ELLIS MANAGEMENT SERVICES,
                                        INC., on behalf of Landlord


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Agreed and accepted:

AIRVANA, INC., a Delaware corporation


By.
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT F

                       FORM OF TENANT ESTOPPEL CERTIFICATE

     The undersigned is the Tenant under the Lease (defined below) between W9/TIB III REALTY, L.L.C., a Delaware limited liability company, as Landlord, and the undersigned as Tenant, for the Premises in the building located at 19 Alpha Road, Chelmsford, Massachusetts, and hereby certifies as follows:

     1. The Lease consists of the original Lease Agreement dated as of October __, 2004 between Tenant and Landlord and the following amendments or modifications thereto (if none, please state "none"): __________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________________________________________

The documents listed above are herein collectively referred to as the "Lease" and represent the entire agreement between the parties with respect to the Premises. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

     2. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.

     3. The Term commenced on ___________ __, 2004 and the Term expires, excluding any renewal options, on ___________ __, 2011, and Tenant has no option to purchase all or any part of the Premises or the Building or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.

     4. Tenant currently occupies the Premises described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state "none"): ________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     5. All monthly installments of Basic Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ___________. The current monthly installment of Basic Rent is $________.

     6. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.

     7. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

     8. No rental has been paid more than thirty (30) days in advance and no security deposit has been delivered to Landlord except as provided in the Lease.

     9. If Tenant is a corporation, partnership or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     10. There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

     11. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

     12. All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

     Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord's Mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord's Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring such property.

Executed as of ______________________, 200_.

TENANT:                                 AIRVANA, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT G

                                 RENEWAL OPTION

     Provided no Event of Default exists and Tenant is occupying at least fifty percent (50%) of the Premises at the time of such election, Tenant may renew this Lease for one additional period of five (5) years, by delivering written notice of the exercise thereof to Landlord not earlier than fifteen (15) months nor later than twelve (12) months before the expiration of the Term. The Basic Rent payable for each month during such extended Term shall be ninety-five percent (95%) of the prevailing rental rate, at the commencement of such extended Term, for renewals of space in a single story flex-building in the Chelmsford, Massachusetts area of equivalent quality, size and utility, with the length of the extended Term to be taken into account (the "PREVAILING RENTAL RATE"). In no event shall Basic Rent payable during the extended Term be less than that being paid by Tenant during the last year of the Initial Term. Within thirty (30) days after receipt of Tenant's notice to renew, Landlord shall deliver to Tenant written notice of the Prevailing Rental Rate and shall advise Tenant of the required adjustment to Basic Rent, if any, and the other terms and conditions offered. Tenant shall, within ten (10) days after receipt of Landlord's notice, notify Landlord in writing whether Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate. If Tenant timely notifies Landlord that Tenant accepts Landlord's determination of the Prevailing Rental Rate, then, on or before the commencement date of the extended Tenn, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

     (a) Basic Rent shall be adjusted to ninety-five percent (95%) of the Prevailing Rental Rate;

     (b) Tenant shall have no further renewal option unless expressly granted by Landlord in writing; and

     (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements; provided, if any such allowances or other tenant inducements for renewals of comparable buildings in the I-495 Chelmsford marketplace are provided taking into account brokerage commissions that would be incurred, and such allowances have been taken into account in determining the Prevailing Rental Rate, then Landlord shall provide such allowances to Tenant.

If Tenant rejects Landlord's determination of the Prevailing Rental Rate, and timely notifies Landlord thereof; Tenant may, in its notice to Landlord, (a) terminate the effectiveness of Tenant's initial notice of its exercise of its option to renew such that Tenant shall be deemed to have elected not to renew, or (b) require that the determination of the Prevailing Rental Rate be made by brokers (and if Tenant makes such election, Tenant shall be deemed to have irrevocably renewed the Term, subject only to the determination of the Prevailing Rental Rate as provided below). In such event, within ten (10) days thereafter, each party shall select a qualified commercial real estate broker with at least ten (10) years experience in leasing property and buildings in the city or submarket in which the Premises are located. The two (2) brokers shall give their opinion of prevailing rental rates within twenty (20) days after their retention. In no event, however, shall the Basic Rent in the renewal term be less than the current Basic Rent rate per rentable square foot in effect hereunder. In the event the opinions of the two (2) brokers differ and, after good faith efforts over the succeeding 20-day period, they cannot mutually agree, the brokers shall immediately and jointly appoint a third broker with the qualifications specified above. This third broker shall immediately (within five
(5) days) choose either the determination of Landlord's broker or Tenant's broker and such choice of this third broker shall be final and binding on Landlord and Tenant. Each party shall pay its own costs for its real estate broker. Following the determination of the Prevailing Rental Rate by the brokers, the parties shall equally share the costs of any third broker. The parties shall immediately execute an amendment as set forth above. If Tenant fails to timely notify Landlord in writing that Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate, time being of the essence with respect thereto, Tenant's rights under this Exhibit shall terminate and Tenant shall have no right to renew this Lease.

Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant sublets more than fifty percent (50%) of the Premises, or (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

                                    EXHIBIT H

                                LETTER OF CREDIT

                         STANDBY LETTER OF CREDIT DRAFT

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATE: ___________, 2004

BENEFICIARY:

W9/TIB III REALTY, L.L.C.
C/O ARCHON GROUP, L.P.
600 LAS COLINAS BOULEVARD, SUITE 400
IRVING, TEXAS 75039
AS "LANDLORD"

APPLICANT:

AIRVANA, INC.
25 INDUSTRIAL AVE.
CHELMSFORD, MA 01824
AS "TENANT"

AMOUNT: US$142,245.00 (ONE HUNDRED FORTY TWO THOUSAND TWO HUNDRED FORTY FIVE AND 00/100 U.S. DOLLARS)

EXPIRATION DATE: ___________, 2005

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.
SVBSF ___ IN YOUR FAVOR AVAILABLE BY YOUR DRAFT DRAWN ON US AT SIGHT IN
THE FORM OF EXHIBIT "B" ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.   THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2. A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER OR REPRESENTATIVE, FOLLOWED BY HIS/HER DESIGNATED TITLE, STATING THE
     FOLLOWING:

(A) "LANDLORD IS ENTITLED TO DRAW ON THIS LETTER OF CREDIT UNDER THE TERMS OF THE LEASE AGREEMENT, DATED AS OF AUGUST__, 2004, BETWEEN LANDLORD AND TENANT."

                                       OR

(B) "WE HEREBY CERTIFY THAT WE HAVE RECEIVED NOTICE FROM SILICON VALLEY BANK THAT LETTER OF CREDIT NO. SVBSF ____ WILL NOT BE EXTENDED, AND THAT WE HAVE NOT RECEIVED A REPLACEMENT OF THIS LETTER OF CREDIT FROM APPLICANT SATISFACTORY TO US AT LEAST THIRTY (30) DAYS PRIOR TO THE EXPIRATION DATE OF THIS LETTER OF CREDIT."

IRREVOCABLE STANDBY LETTER OF CREDIT NO. 2VBSF ____
DATED _____, 2004

THE OBLIGATIONS OF THE BANK SHALL NOT BE SUBJECT TO ANY CLAM OR DEFENSE BY REASON OF THE INVALIDITY, ILLEGALITY, OR INABILITY TO ENFORCE ANY OF THE AGREEMENTS SET FORTH IN THE LEASE. THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THE BANK SHALL BE ENTITLED (AND REQUIRED) TO RELY UPON THE STATEMENTS CONTAINED IN THE ABOVE-DESCRIBED LETTER OR CERTIFICATE AND WILL HAVE NO OBLIGATION TO VERIFY THE TRUTH OF ANY STATEMENTS SET FORTH THEREIN.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS OF BENEFICIARY, ATTEN: GENERAL COUNSEL - 19 ALPHA ROAD, CHELMSFORD, MASSACHUSETTS (OR AT SUCH OTHER ADDRESS AS YOU MAY SPECIFY BY WRITTEN NOTICE TO US) WITH A COPY TO GRUBB & ELLIS MANAGEMENT SERVICES, INC, 267 BOSTON ROAD, SUITE 6, BILLERICA, MA 0I862 ATTN: PROPERTY MANAGER, THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND ___________.

THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE TN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE, UPON OUR RECEIPT OF THE ATTACHED "EXHIBIT A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S). THE PAYMENT OF OUR TRANSFER FEE 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00) IS FOR APPLICANT'S ACCOUNT. THE BANK SHALL LOOK SOLELY TO TENANT FOR PAYMENT OF ANY FEE FOR SUCH TRANSFER. SUCH PAYMENT IS NOT A CONDITION TO TRANSFER.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS PRIOR TO 1000 A.M. CALIFORNIA TIME, ON A BUSINESS DAY AT OUR OFFICE (THE "BANK'S OFFICE") AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION OR BY FACSIMILE TRANSMISSION AT: (408) 654-6211 OR (408) 496-2418; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-7120 OR (408) 654.6349),
ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.


                                   PAGE 2 OF 3


L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
                                             -----------------------------------
                                             (Authorized Signature)

DATE:
      -------------------------------

IRREVOCABLE STANDBY LETTER OF CREDIT NO. 2VBSF ____
DATED _____, 2004

PAYMENT AGAINST CONFORMING PRESENTATIONS HEREUNDER SHALL BE MADE BY BANK DURING NORMAL BUSINESS HOURS OF THE BANK'S OFFICE WITHIN TWO (2) BUSINESS DAYS AFTER PRESENTATION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONA FIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES-ISP98, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.


-------------------------------------   ----------------------------------------
AUTHORIZED SIGNATURE                    AUTHORIZED SIGNATURE


                                   PAGE 3 OF 3


L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
                                             -----------------------------------
                                             (Authorized Signature)

DATE:
      -------------------------------

                                   EXHIBIT "A"

DATE: ___________________

TO: SILICON VALLEY BANK
    3003 TASMAN DRIVE                   RE: STANDBY LETTER OF CREDIT
    SANTA CLARA. CA 95054                   NO.____________ISSUED BY
    ATTN: INTERNATIONAL DIVISION.           SILICON VALLEY BANK. SANTA CLARA
          STAND BY LETTERS OF CREDIT        L/ AMOUNT: ___________________

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)

ALL RIGHTS Of THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF. INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER

SINCERELY,

-------------------------------------
(BENEFICIARY'S NAME)


-------------------------------------
SIGNATURE OF BENEFICIARY


-------------------------------------
SIGNATURE AUTHENTICATED

-------------------------------------
(NAME OF BANK)


-------------------------------------
AUTHORIZED SIGNATURE ** By affixing his/her signature, he or she is certifying that the Bank on whose behalf he or she is signing is regulated either by the FED, the OCC, or the FDIC, and that the Bank has implemented AML (Anti-Money Laundering) procedures in accordance with the Bank Secrecy Act, and that the Transferor named above has been approved under his/her Bank's own CIP (Customer Information Program). VERIFICATION OF TRANSFEROR'S SIGNATURE(S) BY A NOTARY PUBLIC IS UNACCEPTABLE.


L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
                                             -----------------------------------
                                             (Authorized Signature)

DATE:
      -------------------------------

                                   EXHIBIT "B"

DATE: _________________                             REF. NO. ___________________

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF ___________________________________ US$ ____________________

US DOLLARS _____________________________________________________________________
________________________________________________________________________________

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF CREDIT NUMBER NO. ______________________________ DATED _________________________

TO:   SILICON VALLEY BANK
      3003 TASMAN DRIVE
      SANTA CLARA, CA 95054

                                        ----------------------------------------
                                                  (BENEFICIARY'S NAME)


                                        ----------------------------------------
                                        Authorized Signature

                         GUIDELINES TO PREPARE THE DRAFT

1.   DATE: ISSUANCE DATE OF DRAFT.

2.   REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.

3. PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.   US: AMOUNT OF DRAWING IN FIGURES.

5.   US$: DOLLARS: AMOUNT OF DRAWING IN WORDS.

6. LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.   DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.   BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.   AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR:

ALICE DA LUZ:   408-654-7120
EFRAIN TUVILLA: 408-654-6349

L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY: ___________________________________
                                             (Authorized Signature)
DATE: ______________________

                                    EXHIBIT I

                                 NOTICE OF LEASE

     Notice is hereby given pursuant to the Massachusetts General Laws, Chapter 183, Section 4, of a lease containing, inter alia, the following terms and conditions:

LANDLORD:                        W9/TIB III Realty, L.L.C., a Delaware limited
                                 liability company, having an address of c/o
                                 Archon Group, L.P., 600 East Las Colinas
                                 Boulevard, Suite 400, Irving, TX 75039

TENANT: Airvana, Inc., a Delaware corporation, having an original address of 25 Industrial Avenue, Chelmsford, MA 01824

LEASE DATE:                      October _, 2004.

DESCRIPTION OF PREMISES          The real property located at 19 Alpha Road,
                                 Chelmsford, Massachusetts together with all
                                 improvements located thereon including the
                                 building thereon containing approximately
                                 63,220 rentable square feet (the "Premises"),
                                 which Premises are described on Exhibit A.

COMMENCEMENT DATE:               The earlier of (a) the date on which Tenant
                                 occupies any portion of the Premises and begins
                                 conducting business therein, or (b) two hundred
                                 (200) days after the Lease Date.

TERM OF THE LEASE:               Eighty-four (84) months from the
                                 Commencement Date, together with any extension
                                 thereof exercised in accordance with the
                                 provisions of the Lease.

RIGHT TO EXTEND:                 Subject to the provisions of Exhibit G of the
                                 Lease, one (1) five-year period.

     Nothing in this Notice of Lease shall modify or amend the Lease; and in the event of any inconsistency between the terms of the Lease and the terms of this Notice of Lease, the terms of the Lease will govern.

     For title reference, see deed dated December 18, 1997 and recorded with Middlesex County (Northern District) Registry of Deeds in Book 8979, Page 45.

                [No further text -- see next page for signatures]

     EXECUTED as an instrument under seal by the duly authorized representatives of the parties hereto this ___________ day of ___________ 2004.

LANDLORD:                               W9/TIB III REALTY L. L. C.,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


TENANT                                  AIRVANA, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [See next page for acknowledgements]

                          COMMONWEALTH OF MASSACHUSETTS

______________________ ,ss                          ______________________, 2004

     Before me, the undersigned notary public, personally appeared ______________, in his/her capacity as ___________ of W9/TIB III Realty, L.L.C., whose name is signed on the preceding document, and such person acknowledged to me that he/she signed such document voluntarily for its stated purpose. The identity of such person was proved to me through satisfactory evidence of identification, which was [__] photographic identification with signature issued by a federal or state governmental agency, [__] oath or affirmation of a credible witness, or [__] personal knowledge of the undersigned.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

______________________, ss                                     ___________, 2004

     Before me, the undersigned notary public, personally appeared in his/her capacity as ___________ of Airvana, Inc., whose name is signed on the preceding document, and such person acknowledged to me that she signed such document voluntarily for its stated purpose. The identity of such person was proved to me through satisfactory evidence of identification, which was [__] photographic identification with signature issued by a federal or state governmental agency, [__] oath or affirmation of a credible witness, or [__] personal knowledge of the undersigned.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires:

                          EXHIBIT A TO NOTICE OF LEASE

                        LEGAL DESCRIPTION OF THE PREMISES

A certain parcel of land with the buildings thereon situated on the Northerly side of Alpha Road in Chelmsford, Mass. and shown as Lot 500 on "Plan of Land in Chelmsford, Mass., as drawn for Raymond A. & Barbara Carye, August, 1980, Merrimack Engineering Services, Inc." which plan is recorded in Middlesex North District Registry of Deeds, Plan Book 132, Plan 13; bounded and described as follows:

Beginning at a point on the Northerly side of Alpha Road in Chelmsford, Middlesex County, Massachusetts, at the Southwesterly corner of land now or formerly of Vibrac Corp., thence running:

S 61 degrees 45'21"W a distance of 145.78' along Alpha Road, to a point of curvature on the sideline of Alpha Road, thence, along the Northerly sideline of Alpha Road, on a curve to the right with a radius of 275' a distance of 185.82' to the point of tangency of the curve, thence along a curve to the left with a radius of 460' a distance of 204.39' to other land of Alpha Development Corporation ("Alpha"), thence

N 28 degrees 14'39"W a distance of 390.74' along land of Alpha to a point, thence

N 61 degrees 45'21"E a distance of 359.80' along land of Alpha to a point, thence

N 28 degrees 14'39"W a distance of 171.82' along land of Alpha to a point, thence

N 48 degrees 35'11"E a distance of 139.60' along land of Alpha to a point, thence

S 28 degrees 51'26"E a distance of 408.65' to a point, thence,

S 61 degrees 45'21"W a distance of 0.10' to a point, thence,

S 28 degrees 14'38"E a distance of 335.00' to the Northerly sideline of Alpha Road, being the point of beginning.

Together with the easements, rights, benefits, and appurtenances described in the following instruments (all recording references refer to the Middlesex North District Registry of Deeds): (a) Dedication of Easements dated October 6, 1981 and recorded in Book 2518, Page 137, as amended by that certain Grant of Easements and Amendment to Dedication dated February 5, 2004 and recorded with said Deeds in Book 18840, Page 119; and (b) Supplementary Dedication of Easements dated March 23, 1982 and recorded in Book 2529, Page 84.

Parcel 2 of 2

A perpetual non-exclusive easement appurtenant to Lot 500 as shown: on the plan referred to in Parcel 1 above for pedestrian and vehicular ingress and egress and the right to connect to and utilize utility lines installed, or to be installed, in or under that portion of Alpha Road which is a private way (and to maintain and report the same) and for all purposes for which public streets and ways may be used in the Town of Chelmsford, Massachusetts in, over and on the private way or street known as "Alpha Road" as said Alpha Road is shown on the Plan recorded with Middlesex North District Registry of Deeds in Plan Book 132 as Plan No. 13, to and from said Lot 500 and to and from those portions of Alpha Road which constitute a public street or way.

NOTE: As used herein the term "recorded" shall mean "recorded with the Middlesex Northern District Registry of Deeds".

                                    EXHIBIT J

                         2005 ESTIMATED OPERATING COSTS

Management Fee           16 cents
On-Site Gen Admin.       06 cents
Utilities                15 cents
Payroll                  16 cents (prorata share of pm and engineer)
Building Services        02 cents
Security                 07 cents
Grounds Maintenance      60 cents
R&M                      22 cents
Taxes                    89 cents - purely an estimate
Insurance                19 cents
TOTAL                 $2.37 PSF

                                    EXHIBIT K

                   LIST OF WINDOWS TO BE REPLACED BY LANDLORD

                   ARROWS INDICATE WINDOWS NEEDING REPLACEMENT

                                    EXHIBIT L

           LIST OF ITEMS USED BY TENANT CONTAINING HAZARDOUS MATERIALS

NAME OF VENDOR   MSDS NUMBER   PRODUCT
--------------   -----------   -------
Perma Inc.       27            STAT-Coat, lab floor anti-static wax
Alpha Metals     555B          Solder paste
Alpha Metals     774           Wire Solder
Kester Solder    951           Soldering flux
Kester Solder    SP-44         Soldering paste flux
Chemtronics      1002          Isopropyl alcohol
Chemtronics      0609          Freez-it Antistat
Chemtronics      0307          Flux-off
Chemtronics      0602          Freez-it
Chemtronics      3104          Flux-off
Chemtronics      1003          Isopropyl alcohol
MicroCare        n/a           MicroFreeze Circuit Cooler,
                               MicroBlast Dry Circuit Cleaner
Loctite Corp.    24231         Removable Threadlocker
Loctite Corp.    20352         Accelerator Tak Pak
Loctite Corp.    18490         Accelerator Tak Pak
Loctite Corp.    12292         Adhesive

                                    EXHIBIT M

                  TENANT'S PROPOSED PARKING LOT EXPANSION PLAN


                                       M-1